UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-06578

The Glenmede Portfolios
(Exact name of registrant as specified in charter)

4 Copley Place, 5th Floor CPH-0326 Boston, MA			02116
(Address of principal executive offices)			(Zip code)

Michael P. Malloy, Esq. Secretary Drinker Biddle & Reath LLP One Logan Square 18th & Cherry Streets Philadelphia, PA 19103-6996
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-442-8299

Date of fiscal year end:	October 31, 2008

Date of reporting period:	October 31, 2008

Item 1. Reports to Stockholders.

The Glenmede Fund, Inc.
The Glenmede Portfolios

Annual Report
October 31, 2008

The performance for the portfolios shown on pages 2, 8 to 22 represents past performance and is not a guarantee of future results. A portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than their original cost.

An investment in a portfolio is neither insured nor guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency or bank. The yields of money market funds will fluctuate as market conditions change. Although the money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Notwithstanding the preceding statements, the Tax-Exempt Cash Portfolio and the Government Cash Portfolio are participating in the U.S. Treasury's Temporary Guarantee Program for Money Market Funds. The Program generally does not guarantee any new investments in the Fund made after September 19, 2008, and is scheduled to expire on April 30, 2009. More information about the program's scope and limitations is provided on page 5.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.

The reports concerning the portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the portfolios in the future. These statements are based on the adviser's or sub-adviser's predictions and expectations concerning certain future events and their expected impact on the portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events and other factors that may influence the future performance of the portfolios. The adviser or sub-adviser, as applicable, believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

THE GLENMEDE FUND, INC.

THE GLENMEDE PORTFOLIOS

TABLE OF CONTENTS

President's Letter (Unaudited)	2

Management Discussion and Analysis (Unaudited)	6

Shareholder Expenses	23

Glenmede Fund, Inc.	27

Statements of Assets and Liabilities	27

Statements of Operations	32

Statements of Changes in Net Assets	37

Statement of Cash Flows	42

Financial Highlights	43

Schedules of Portfolio Investments	57

Notes to Financial Statements	150

Report of Independent Registered Public Accounting Firm	167

Glenmede Portfolios	168

Statements of Assets and Liabilities	168

Statements of Operations	169

Statements of Changes in Net Assets	170

Financial Highlights	171

Schedules of Portfolio Investments	173

Notes to Financial Statements	187

Report of Independent Registered Public Accounting Firm	193

Tax Information (Unaudited)	194

Board Members And Officers Table (Unaudited)	197

Additional Information (Unaudited)	204

THE GLENMEDE FUND, INC. AND THE GLENMEDE PORTFOLIOS
PRESIDENT'S LETTER

Dear Shareholder:

We are pleased to present the annual report of The Glenmede family of funds for the fiscal year ended October 31, 2008. We are featuring our Municipal Bond Portfolios in this year's report. Given the turbulent investment times and the poor absolute returns in the equity markets, we are happy to report that the Glenmede fixed income funds all had positive returns for the fiscal year ended October 31, 2008.

At the fiscal year end on October 31, 2008, The Glenmede Fund, Inc. and The Glenmede Portfolios (collectively the "Glenmede Funds") consisted of fifteen portfolios with total assets of $3.1 billion. The fund family includes two EAFE International Portfolios, International and Philadelphia International, which are sub-advised and advised respectively by Philadelphia International Advisors LP ("PIA"). These portfolios account for 17% of the fund family's assets as of October 31, 2008.

All of the Glenmede Funds, other than the money market funds, are managed to seek long-term total returns consistent with reasonable risk to principal for their asset category1. Efforts are made to keep expenses at competitive levels. All of the portfolios managed by Glenmede Investment Management LP use a quantitative style of investing.

This fiscal year ended October 31, 2008 showed negative returns across all equity classes. The volatility that started in the third quarter of 2007, due to the sub-prime mortgage market and credit market problems, became much worse during the current fiscal year. The resulting housing market crisis and freezing of the credit markets led to downturns in the U.S. and Global economies, pushing them towards recessions. The S&P 500 Index2 lost -36.08% and the Barclays Capital U.S. Aggregate Bond Index3 gained only 0.30% for the fiscal year ended October 31, 2008. The MSCI EAFE Index4 performed worse than domestic stocks for the fiscal year losing -46.62%, hurt by a strengthening of the U.S. dollar. Small Cap stocks did a little better than Large Cap stocks with the Russell 2000 Index5 returning -34.16% versus a return of -36.80% on the Russell 1000 Index6 for the fiscal year ended October 31, 2008. It was a very difficult year for all managers as hedge funds deleveraged and raised cash to meet redemptions and institutional investors raised cash by selling their higher quality assets. On a more positive note, the Glenmede Strategic Equity Portfolio achieved a four star ( ) Overall Morningstar RatingTM7 among 1773 Large Blend Funds for the period ended October 31, 2008 (based on risk adjusted returns). The Overall Morningstar RatingTM for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar RatingTM metric.

In response to the market crisis, the Federal Reserve lowered short term rates throughout the year, ending at 1.0% on October 29, 2008. Short term interest rates dropped over 300 basis points8 during the fiscal year, while 30 year rates dropped only 38 basis points. The decline in market rates reduced the yields of money market funds. The seven day current yields of the Government Cash Portfolio and Tax Exempt Cash Portfolio dropped from 4.87% to 1.84% and from 3.21% to 0.93%, respectively during the fiscal year ended October 31, 2008. In response to the financial market upheaval and the decline in the value of a money market fund offered by another mutual fund, the U.S. Treasury implemented a temporary program to guarantee the $1.00 per share value of eligible money market funds. Both of the Glenmede Funds' money market funds currently participate in this program. Additional information about this program follows.

There was also a great deal of volatility in the bond markets. Credit spreads widened out dramatically and municipals yielded more than treasuries due to a flight to quality. Investors moved away from riskier assets into U.S. government securities and money market funds. The Glenmede bond portfolios all have a high quality bias. The Glenmede Core Fixed Income Portfolio achieved a five star ( ) Overall Morningstar RatingTM among 996 Intermediate–Term Bond Funds for the period ended October 31, 2008 (based on risk-adjusted returns). The Muni Intermediate and New Jersey Muni achieved four star ( ) Overall Morningstar RatingsTM among 84 Pennsylvania and 59 New Jersey Municipal Funds, respectively for the period ended October 31, 2008.

We welcome any questions about the Glenmede Funds and thank our clients for their continued support.

Sincerely,

Mary Ann B. Wirts
President

December 15, 2008

Past performance is no guarantee of future results.

1Mutual fund investing involves risks. Principal loss is possible. The Portfolios may invest in foreign securities which will involve greater volatility and political, economic and currency risks and differences in accounting methods. The Small Cap Equity and U.S. Emerging Growth Portfolios invest in smaller companies, which will involve additional risks such as limited liquidity and greater volatility than larger companies. Short sales by the Long/Short and Total Market Portfolios involves leverage risk, credit exposure to brokers that execute the short sales and has potentially unlimited losses. Use of derivatives by the Long/Short Portfolio may involve greater liquidity, counterparty, credit and pricing risks. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distributions. Investments in asset backed and mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

An investment in a portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation, any other government agency or bank. Although the money market portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these portfolios. Notwithstanding the preceding statements, the Tax-Exempt Cash Portfolio and the Government Cash Portfolio are participating in the U.S. Treasury's Temporary Guarantee Program for Money Market Funds. The Program generally does not guarantee any new investments in the Fund made after September 19, 2008, and is scheduled to expire on April 30, 2009. More information about the Program's scope and limitations is provided on page 5.

2The S&P 500 Index is a market capitalization weighted index comprised of 500 widely held common stocks.

3The Barclays Capital U.S. Aggregate Bond Index includes securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

4The MSCI EAFE Index is an unmanaged capitalization weighted composite portfolio consisting of equity total returns of countries in Australia, New Zealand, Europe and the Far East.

5The Russell 2000 Index is an unmanaged market capitalization weighted total return index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

6The Russell 1000 Index is an unmanaged market capitalization weighted total return index which is comprised of the 1,000 largest companies in the Russell 3000 Index.

7©2008 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM, (based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance, (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages). The Overall Morningstar RatingTM for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar RatingTM metrics. The Core Fixed Income Portfolio was rated against the following numbers of U.S.-domiciled Intermediate-Term Bond funds over the following time periods: 996 funds overall, 996 funds in the last three years, 857 funds in the last five years, and 463 funds in the last ten years. With respect to these Intermediate-Term Bond funds, the Core Fixed Income Portfolio received an Overall Morningstar RatingTM of stars and a Morningstar RatingTM of stars, stars and stars for the three-, five- and ten-year periods, respectively. The Strategic Equity Portfolio was rated against the following numbers of U.S.-domiciled Large Blend funds over the following time periods: 1773 funds overall, 1773 funds in the last three years, 1393 funds in the last five years, and 678 funds in the last ten years. With respect to these Large Blend funds, the Strategic Equity Portfolio received an Overall Morningstar Rating(TM) of stars and a Morningstar RatingTM of stars, stars and stars for the three-, five- and ten-year periods, respectively. The Muni Intermediate Portfolio was rated against the following numbers of U.S.-domiciled Muni Pennsylvania funds over the following time periods: 84 funds overall, 84 funds in the last three years, 84 funds in the last five years, and 78 funds in the last ten years. With respect to these Muni Pennsylvania funds, the Muni Intermediate Portfolio received an Overall Morningstar Rating(TM) of stars and a Morningstar RatingTM of stars, stars and stars for the three-, five- and ten-year periods, respectively. The New Jersey Muni Portfolio was rated against the following numbers of U.S.-domiciled Muni New Jersey funds over the following time periods: 59 funds overall, 59 funds in the last three years, 59 funds in the last five years, and 50 funds in the last ten years. With respect to these Muni New Jersey funds, the New Jersey Muni Portfolio received an Overall Morningstar Rating(TM) of stars and a Morningstar RatingTM of stars, stars and stars for the three-, five- and ten-year periods, respectively. Past performance is no guarantee of future results.

8A basis point equals .01%.

This material must be preceded or accompanied by a current prospectus.

The Glenmede Fund, Inc. and the Glenmede Portfolios are distributed by Quasar Distributors, LLC. 12/08.

THE GLENMEDE FUND, INC.

GLENMEDE MONEY MARKET FUNDS PARTICIPATE IN THE
U.S. TREASURY TEMPORARY GUARANTEE PROGRAM

The Glenmede Fund Board of Directors has approved the participation by the Fund's two money market funds, Government Cash Portfolio and Tax-Exempt Cash Portfolio (the "Portfolios"), in the U.S. Department of the Treasury's Temporary Guarantee Program (the "Program") for money market funds. Each Portfolio bears the expense of its participation in the Program.

The Program seeks to protect the net asset value of shares of a shareholder of record in the Portfolios at the close of business on September 19, 2008. To the extent that sufficient funds are available in the Program, a shareholder would receive a payment in the amount of $1.00 per covered share upon liquidation of a Portfolio, if the Portfolio's market-based net asset value per share were to fall below $0.995 and was not promptly restored to $1.00. The number of covered shares is the lesser of the number of shares owned on September 19, 2008 in the respective Portfolio or the number of shares owned on the date when the payment is triggered. Shares acquired by a covered shareholder after the close of business on September 19, 2008 that exceed the number of shares owned by that shareholder in the Portfolio on September 19, 2008 will not be covered by the Program. If a shareholder closes his/her account, any future investment will not be guaranteed.

The Program terminates on April 30, 2009, but may be extended by the Treasury Department to terminate no later than September 18, 2009. If the Treasury Department extends the Program, the Board of Directors will consider whether to continue to participate.

THE GLENMEDE PORTFOLIOS

Inside the
MUNI INTERMEDIATE AND NEW JERSEY MUNI PORTFOLIOS

The Muni Intermediate Portfolio joined the Glenmede family of funds in 1992. The New Jersey Muni followed in 1993. They were created to give Glenmede's clients single state investment vehicles. The Muni Intermediate Portfolio and the New Jersey Muni Portfolio of the Glenmede Portfolios (the "Funds") seek to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with the preservation of capital. The Funds have been managed by Michael Crow since May 2008. Michael joined Glenmede in April 2001. Prior to taking over management of the Funds, Michael was a fixed-income portfolio manager on Glenmede's high-net worth client accounts.

Glenmede's approach to managing the Funds is to employ an investment style emphasizing the security of the bonds, the credit quality of the underlying issuer and the liquidity of the investment. This investment philosophy stresses the following principles:

•  Sector Focus. We look for investments that are secured by strong sources for repayment of both interest and principal of the investment. This investing process leads us to emphasize tax-exempt bonds that are backed by the general obligation of states and local municipalities and their ability to raise revenue as needed through their taxing authority, revenue-backed debt that is secured by the revenue streams of essential services such as water and sewer services, and revenue bonds backed by the general obligation of well-funded educational institutions. In addition the Funds also seek to invest in pre-refunded and escrowed-to-maturity bonds that are collateralized by United States Treasury obligations.

•  Credit Quality. We seek to invest in issuers who appear to exhibit sound fiscal management, strong budgetary controls and maintain high-quality financial practices. On general obligation issues, a strong balance sheet, high levels of solvency and liquidity, and a stable to growing tax base are among the key factors in our analysis of issuers' credit worthiness. On essential service revenue-backed debt, the keys include governance, quality of management and rate-setting flexibility.

•  Liquidity of Investment. Our focus on investing in issues of higher liquidity affords the Funds flexibility in what is a rapidly changing tax-exempt municipal market. This helps the Funds to be proactive in efforts to quickly respond to negative trends in the market.

The tax-sensitive nature of a tax-exempt mutual fund investor is an additional concern to which the Funds' management team is sensitive. The recognition of capital gains/losses is considered when tactical initiatives are being taken within the Funds. We believe that these efforts result in a

THE GLENMEDE PORTFOLIOS

process that provides for the Funds to be managed in an effort to achieve to the dual goals of generating tax-exempt income and preserving principal.

Beginning in March 2009, the Muni Intermediate Portfolio will begin to transition from a strategy that invests primarily in obligations issued by the Commonwealth of Pennsylvania, its agencies, authorities and instrumentalities, to a fund that invests in the municipal obligations of any state, territory and possession of the United States. The Muni Intermediate Portfolio will still be managed in an effort to provide shareholders with income exempt from federal income taxes.

THE GLENMEDE FUND, INC.

Government Cash Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2008

Average Annual Total Return

Government Cash Portfolio		iMoneyNet's Government All AverageTM1
Year ended 10/31/08	3.05%	2.19%
Five Years ended 10/31/08	3.33%	2.81%
Ten Years ended 10/31/08	3.56%	3.04%
Inception (11/7/88) through 10/31/08	4.67%	4.14%
Government Cash Portfolio	7-Day[2] Current Yield	7-Day[2] Effective Yield
As of 10/31/08	1.84%	1.85%

During the past fiscal year, the Government Cash Portfolio outperformed the iMoneyNet's Government All AverageTM1 due to its use of overnight and term mortgage-backed securities repurchase agreements. This strategy plus the low expense ratio enhanced the yield while maintaining a high quality diversified portfolio of money market instruments.

Hypothetical Illustration of $10,000 Invested in
Government Cash Portfolio vs.
iMoneyNet's Government All Average(TM)1
10/31/98 through 10/31/08

* Assumes the reinvestment of all dividends.

Performance data quoted represents past performance; past performance does not guarantee future results. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

1  iMoneyNet's Government All AverageTM is comprised of money market funds investing in U.S. treasury securities and government agency obligations. It is not possible to invest directly in an index.

  Benchmark return is for the period beginning November 30, 1988.

2  "Current Yield" also referred to as the "SEC Yield," refers to the income generated by an investment in the Fund over a 7-day period. This income is then "annualized." The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. The yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation.

THE GLENMEDE FUND, INC.

Tax-Exempt Cash Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2008

Average Annual Total Return

Tax-Exempt Cash Portfolio		iMoneyNet's National Retail Tax-Free AverageTM1
Year ended 10/31/08	2.09%	2.00%
Five Years ended 10/31/08	2.29%	1.94%
Ten Years ended 10/31/08	2.34%	1.96%
Inception (11/10/88) through 10/31/08	3.12%	2.71%
Tax-Exempt Cash Portfolio	7-Day Current Yield[2]	7-Day Effective Yield[2]
As of 10/31/08	0.93%	0.94%

The Tax-Exempt Cash Portfolio has outperformed iMoneyNet's National Retail Tax-Free AverageTM1 in all of the periods shown above. During the past fiscal year, the strategy of maintaining a shorter average maturity, which increases yield when rates rise or when there is a greater supply of short-term securities, combined with a low expense ratio has resulted in good relative performance.

Hypothetical Illustration of $10,000 Invested in
Tax-Exempt Cash Portfolio vs.
iMoneyNet's National Retail Tax-Free Average(TM)1
10/31/98 through 10/31/08

* Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

1  iMoneyNet's National Retail Tax-Free AverageTM is comprised of money market funds investing in fixed-income securities issued by state and local governments. Generally, interest payments on securities qualify for exemption from Federal income taxes. Funds may also own municipal securities subject to the alternative minimum tax. It is not possible to invest directly in an index.

  Benchmark return is for the period beginning November 30, 1988.

2  "Current Yield" also referred to as the "SEC Yield," refers to the income generated by an investment in the Fund over a 7-day period. This income is then "annualized." The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. The yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation.

THE GLENMEDE FUND, INC.

Core Fixed Income Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2008

Average Annual Total Return

Core Fixed Income Portfolio		Barclays Capital U.S. Aggregate Bond Index[1]	Morningstar Intermediate-Term Bond Average[1]
Year ended 10/31/08	1.89%	0.30%	-7.60%
Five Years ended 10/31/08	3.49%	3.48%	1.30%
Ten Years ended 10/31/08	4.85%	5.00%	3.44%
Inception (11/17/88) through 10/31/08	6.72%	7.02%	5.89%

The Core Fixed Income Portfolio returned 1.89% for the year ended October 31, 2008. The benchmark, the Barclays Capital U.S. Aggregate Bond Index (formerly, Lehman Brothers U.S. Aggregate Bond Index), returned 0.30% for the year and the Portfolio's peer group, the Morningstar Intermediate-Term Bond, returned -7.60% for the year.

The Portfolio's out performance versus the Barclays Capital U.S. Aggregate Bond Index, 1.59% (159 basis points), can be attributed to the Portfolio's sector rotation strategies, low risk theme and yield curve exposure versus its benchmark. The Portfolio's out performance versus its peers, 9.49% (949 basis points), can be attributed to the Portfolio's liquidity, sector selection, and high credit quality bias.

The Portfolio seeks to add value by monitoring yield curve exposure while utilizing sector and security selection. The Portfolio seeks to maintain market neutral interest rate risk. Diversification, liquidity, and low risk themes dominate the Portfolio's investment discipline. The Portfolio's gross annual operating expense ratio, as stated in the February 28, 2008 prospectus is 0.55%. This rate can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights in this report.

Hypothetical Illustration of $10,000 Invested in
Core Fixed Income Portfolio vs.
Barclays Capital U.S. Aggregate Bond Index and
Morningstar Intermediate-Term Bond Average
10/31/98 through 10/31/08

*  Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

1  The Barclays Capital U.S. Aggregate Bond Index (formerly, "Lehman Brothers U.S. Aggregate Bond Index") represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. Total return consists of price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced by market capitalization each month. The Morningstar Intermediate-Term Bond Average contains bond funds that have average durations of greater than 3.5 years and less than 6 years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values. It is not possible to invest directly in an index.

  Benchmark returns are for the periods beginning November 30, 1988 for Lehman Brothers U.S. Aggregate Bond Index and December 1, 1988 for Morningstar Intermediate-Term Bond Index.

THE GLENMEDE FUND, INC.

Strategic Equity Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2008

Average Annual Total Return

Strategic Equity Portfolio		After-tax Pre Redemption	After-tax Post Redemption	Dow Jones Ind. Monthly Reinvested[1]	S&P 500 Index[1]	Morningstar Large Blend Average[1]
Year ended 10/31/08	-33.32%	-33.42%	-21.45%	-31.23%	-36.08%	-37.25%
Five Years ended 10/31/08	0.99%	0.45%	0.95%	1.32%	0.26%	-0.37%
Ten Years ended 10/31/08	0.34%	-0.62%	0.16%	2.94%	0.40%	-0.12%
Inception (07/20/89) through 10/31/08	7.06%	5.63%	5.71%	9.49%	7.90%	6.44%

The Portfolio invests in common stocks of companies that we believe are well-managed and have durable business models that can be purchased at attractive valuations. In order to identify stocks that meet these criteria, the Portfolio combines our proprietary quantitative screening methodology with the prospective insight of our fundamental research analysts. For the year ended October 31, 2008 the Portfolio posted a negative return of 33.32% which outperformed the S&P 500 Index and Morningstar Large Blend Average on a pre-tax basis by 2.76% and 3.93%, respectively. Sector allocation decisions and stock selection positively impacted the Portfolio's relative performance. The Portfolio's gross annual operating expense ratio, as stated in the February 28, 2008 Prospectus, is 0.85%. This rate can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights in this report.

Hypothetical Illustration of $10,000 Invested in
Strategic Equity Portfolio vs. S&P 500 Index,
Dow Jones Industrial Average and Morningstar Large Blend Average
10/31/98 through 10/31/08

* Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns, other than after-tax returns, do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.

1  The S&P 500 Index is a market capitalization weighted index comprised of 500 widely held common stocks. The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks. The average is computed by adding the prices of the 30 stocks and dividing by a denominator, which has been adjusted over the years for stock splits, stock dividends, and substitutions of stock. The Morningstar Large Blend Average is fairly representative of the overall U.S. Stock market in size, growth rates, and price. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the portfolios' returns are often similar to those of the S&P 500 Index. It is not possible to invest directly in an index.

  Benchmark returns are for the period beginning July 31, 1989.

THE GLENMEDE FUND, INC.

Small Cap Equity Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2008

Average Annual Total Return

Small Cap Equity Portfolio - Advisor Class		Russell 2000 Stock Index[1]	S&P 500 Index[1]	Morningstar Small Blend Average[1]
Year ended 10/31/08	-36.94%	-34.16%	-36.08%	-37.55%
Five Years ended 10/31/08	1.75%	1.57%	0.26%	0.74%
Ten Years ended 10/31/08	5.71%	4.90%	0.40%	6.19%
Inception (03/01/91) through 10/31/08	8.95%	8.55%	7.71%	9.14%
Small Cap Equity Portfolio - Institutional Class[2]
Year ended 10/31/08	-36.77%	-34.16%	-36.08%	-37.55%
Five Years ended 10/31/08	2.06%	1.57%	0.26%	0.74%
Ten Years ended 10/31/08	5.98%	4.90%	0.40%	6.19%
Inception (01/02/98) through 10/31/08	9.12%	8.55%	7.71%	9.14%

The Small Cap Equity Portfolio Advisor Class declined -36.94% for the fiscal year ended October 31, 2008, while the Russell 2000 Stock Index declined -34.16%. The average Small Cap Core manager as defined by Morningstar declined -37.55%. All sectors were lower for the trailing twelve months lead by technology and consumer related stocks, while utility companies held up the best. More specifically, poor stock selection in the financial sector hurt relative performance which was partially offset by strong stock selection in the health care sector. The Portfolio's gross annual operating expense ratio, as stated in the February 28, 2008 Prospectus, is 0.91% and 0.71% for the Advisor and Institutional shares, respectively. This rate can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights in this report.

Hypothetical Illustration of $10,000 Invested in
Small Cap Equity Portfolio Advisor Class vs. S&P 500 Index,
Russell 2000 Stock Index and Morningstar Small Blend Average*
10/31/98 through 10/31/08

*  Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Performance of the Institutional Class will vary from the Advisor Class due to differences in fees.

1  The S&P 500 Index is a market capitalization weighted index comprised of 500 widely held common stocks. The Russell 2000 Stock Index is an unmanaged market capitalization weighted total return index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Morningstar Small Blend Average funds favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages. It is not possible to invest directly in an index.

2  Average annual total return for the Institutional Class includes the period from 03/01/91 through 10/31/03. Prior to the inception of the Institutional Class on 01/02/98, performance for the Institutional Class is based on the average annual total return of the Advisor Class.

  Benchmark returns are for the period beginning February 28, 1991 for the Russell 2000 Stock Index and the S&P 500 Index and April 1, 1991 for the Morningstar Small Cap Blend Index.

THE GLENMEDE FUND, INC.

Large Cap Value Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2008

Average Annual Total Return

Large Cap Value Portfolio		Russell 1000 Value Index[1]	S&P 500 Index[1]	Morningstar Large Value Average[1]
Year ended 10/31/08	-34.61%	-36.80%	-36.08%	-37.58%
Five Years ended 10/31/08	2.35%	1.90%	0.26%	0.32%
Ten Years ended 10/31/08	2.56%	2.79%	0.40%	1.51%
Inception (01/04/93) through 10/31/08	7.31%	8.63%	7.17%	6.53%

For the fiscal year ended October 31, 2008, the Glenmede Large Cap Value Portfolio returned -34.61%, slightly ahead of its benchmark, the Russell 1000 Value Index, which returned -36.80%. A significant shift of the Portfolio to a more defensive posture in the April/May 2008 period led to a gain in relative performance that continued throughout the rest of the fiscal year. Specifically, exposure to Cyclical and Financial stocks was reduced during that period, with more emphasis on the defensive sectors of Health Care and Consumer Staples. During the fiscal year ended October 31, 2008, the Portfolio also reduced its exposure to the Energy sector rather significantly, and benefited from the subsequent decline in energy prices. The Portfolio is currently structured defensively, although this defensive posture may be reduced as economic weakness gets priced into the cyclical sectors. The Portfolio's gross annual operating expense ratio, as stated in the February 28, 2008 Prospectus, is 0.90%. This rate can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights in this report.

Hypothetical Illustration of $10,000 Invested in
Large Cap Value Portfolio vs. S&P 500 Index,
Russell 1000 Value Index and
Morningstar Large Value Average
10/31/98 through 10/31/08

* Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

1  The S&P 500 Index is a market capitalization weighted index comprised of 500 widely held common stocks. The Russell 1000 Value Index is an unmanaged capitalization weighted total return index which is comprised of those securities in the Russell 1000 Index with a less than average growth orientation. The Morningstar Large Value Average focus on big companies that are less expensive or growing more slowly than other large-cap stocks. These funds often feature investments in energy, financial, or manufacturing sectors. It is not possible to invest directly in an index.

  Benchmark returns are for the period beginning December 31, 1992.

THE GLENMEDE FUND, INC.

International Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2008

Average Annual Total Return

International Portfolio		Morgan Stanley EAFE Index[1]	Morningstar Foreign Large Value Average[1]
Year ended 10/31/08	-51.69%	-46.62%	-46.87%
Five Years ended 10/31/08	1.39%	3.60%	3.26%
Ten Years ended 10/31/08	2.00%	1.67%	3.40%
Inception (11/17/88) through 10/31/08	6.48%	5.04%	6.26%

The International Portfolio underperformed the Morgan Stanley EAFE Index over the past twelve months. Security selection, on both a country and sector basis, was the primary factor attributing to the performance shortfall. From a regional perspective, the Portfolio's holdings in the UK and Continental Europe lagged their respective indices. In particular, the negative impacts from stock selection in Germany and the UK were marginally offset by positive relative performance in France, Italy, Spain, and select emerging markets. Looking at sectors, stock picking was particularly weak in Consumer stocks, Financials, and Utilities. This poor short term performance caused the 5-year returns to also lag. Over longer periods, favorable security selection and portfolio positioning have been the primary drivers for the enhanced comparative results versus the Index. The Portfolio's gross annual operating expense ratio, as stated in the February 28, 2008 Prospectus, is 1.09%. This rate can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights in this report.

Hypothetical Illustration of $10,000 Invested in
International Portfolio vs. Morgan Stanley EAFE Index
and Morningstar Foreign Large Value Average
10/31/98 through 10/31/08

* Assumes the reinvestment of all dividends and distributions excluding withholding taxes.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

1  The Morgan Stanley EAFE Index is an unmanaged capitalization weighted composite portfolio consisting of equity total returns of countries in Australia, New Zealand, Europe and the Far East. Morningstar Foreign Large Value funds invest mainly in big international stocks that are less expensive than the market as a whole. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand. These funds typically will have less than 20% of assets invested in U.S. stocks. It is not possible to invest directly in an index.

  Benchmark returns are for the period beginning November 30, 1988.

THE GLENMEDE FUND, INC.

Philadelphia International Fund
PORTFOLIO HIGHLIGHTS
October 31, 2008

Average Annual Total Return

Philadelphia International Fund		Morgan Stanley EAFE Index[1]	Morningstar Foreign Large Value Average[1]
Year ended 10/31/08	-52.37%	-46.62%	-46.87%
Five Years ended 10/31/08	0.63%	3.60%	3.26%
Ten Years ended 10/31/08	0.85%	1.67%	3.40%
Inception (08/01/92) through 10/31/08	4.99%	5.04%	5.87%

During the past fiscal year, international equity markets fell considerably due to global economic concerns and financial market instability. The Philadelphia International Fund was not immune to these environmental factors and underperformed the Morgan Stanley EAFE Index return. Security selection within the UK, Australian, and German markets were the largest factors attributed to the poor relative returns. In addition, stock selection within the Consumer, Financial, and Utility sectors were particularly weak for the period. Structurally, the Portfolio's overweight in Continental Europe, underweight in Japanese holdings, and investment in select emerging markets proved modestly beneficial to returns relative to the Index but could not overcome the negative impact of security selection. This poor short term performance has caused longer term comparisons versus the Index to lag as well. The Portfolio's gross annual operating expense ratio, as stated in the February 28, 2008 Prospectus, is 0.85%. This rate can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights in this report.

Hypothetical Illustration of $10,000 Invested in
Philadelphia International Fund vs. Morgan Stanley EAFE Index and
Morningstar Foreign Large Value Average
10/31/98 through 10/31/08

* Assumes the reinvestment of all dividends and distributions excluding withholding taxes.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

1  The Morgan Stanley EAFE Index is an unmanaged capitalization weighted composite portfolio consisting of equity total returns of countries in Australia, New Zealand, Europe and the Far East. Morningstar Foreign Large Value funds invest mainly in big international stocks that are less expensive than the market as a whole. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand. These funds typically will have less than 20% of assets invested in U.S. stocks. It is not possible to invest directly in an index.

  Benchmark returns are for the period beginning July 31, 1992.

THE GLENMEDE FUND, INC.

U.S. Emerging Growth Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2008

Average Annual Total Return

U.S. Emerging Growth Portfolio		After-tax Pre Redemption	After-tax Post Redemption	Russell 2000 Growth Index[1]	Morningstar Small Growth Average[1]
Year ended 10/31/08	-38.16%	-38.16%	-24.80%	-37.87%	-41.90%
Five Years ended 10/31/08	-2.70%	-2.88%	-2.18%	-0.13%	-1.57%
Inception (12/29/99) through 10/31/08	-7.86%	-7.96%	-6.26%	-3.78%	-2.38%

The U.S. Emerging Growth Portfolio invests in small cap growth companies based on proprietary multi-factor models that include valuation, fundamental, earnings, and technical characteristics. Since its inception on December 29, 1999 through October 31, 2008, the Portfolio has underperformed, on a pre-tax basis, the Russell 2000 Growth Index and the Morningstar Small Growth Average by 4.08% and 5.48%, respectively, on an annualized basis. Over the last five years, the U.S. Emerging Growth Portfolio has had an annualized return of -2.70% versus -0.13% for the Russell 2000 Growth Index and -1.57% for the Morningstar Small Growth Average. For the fiscal year ended October 31, 2008, the Portfolio underperformed, on a pre-tax basis, the Russell 2000 Growth benchmark by 0.29% but outperformed the Morningstar Small Growth Average by 3.74%. The small underperformance relative to the benchmark index reflected the Portfolio's relative underweighting in the largest market capitalizations in the Russell 2000 Growth Index which outperformed smaller companies. The negative contribution from the market cap bias and technical factors was mostly offset by positive impacts from valuation, fundamentals and earnings trend factors used in the Portfolio's stock selection models. The Portfolio's gross annual operating expense ratio, as stated in the February 28, 2008 Prospectus, is 0.92%. This rate can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights in this report.

Hypothetical Illustration of $10,000 Invested in
U.S. Emerging Growth Portfolio vs. Russell 2000 Growth Index
and Morningstar Small Growth Average
12/29/99 through 10/31/08

* Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns, other than after-tax returns, do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.

1  The Russell 2000 Growth Index is an unmanaged capitalization weighted total return index which is comprised of securities in the Russell 2000 Index with greater than average growth orientation. The Morningstar Small Growth Average is comprised of faster-growing companies whose shares are at the lower end of the marketcapitalization range. This classification consists of favored companies in up-and-coming industries or young firms in their early growth stages. Because these businesses are fastgrowing and often richly valued, their stocks tend to be volatile. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small-cap. Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields). It is not possible to invest directly in an index.

  Benchmark returns are for the period beginning December 31, 1999.

THE GLENMEDE FUND, INC.

Large Cap 100 Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2008

Average Annual Total Return

Large Cap 100 Portfolio		After-tax Pre Redemption	After-tax Post Redemption	Russell 1000 Index[1]	Morningstar Large Blend Average[1]
Year ended 10/31/08	-37.89%	-37.97%	-24.45%	-36.80%	-37.25%
Inception (2/27/04) through 10/31/08	-1.32%	-1.61%	-1.01%	-1.54%	-2.22%

The Large Cap 100 Portfolio invests in large cap companies based on proprietary multi-factor models that include valuation, fundamental, earnings, and technical characteristics. Since its inception on February 27, 2004 through October 31, 2008, the Portfolio has outperformed, on a pre-tax basis, the Russell 1000 Index and Morningstar Large Blend Average by 0.22% and 0.90%, respectively, on an annualized basis. For the fiscal year ended October 31, 2008, the Portfolio underperformed, on a pre-tax basis, the Russell 1000 benchmark index by 1.09% and underperformed the Morningstar Large Blend Average by 0.64%. Most of the recent underperformance of the Portfolio has come from its lower weighted average market capitalization versus the Russell 1000 Index. The Portfolio targets equally-weighted positions for its stock holdings versus the market capitalization weightings of the benchmark index. The average stock of the Russell 1000 Index significantly underperformed the larger mega cap companies over the last 12 months, particularly in the energy sector. The negative performance from the market cap bias was partially offset by the positive impact from fundamental and earnings trend factors used in the Portfolio's stock selection models. In addition, the Portfolio benefited from its underweighting of banking stocks in the financial sector. The Portfolio's gross annual operating expense ratio, as stated in the February 28, 2008 Prospectus, is 0.84%. This rate can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights in this report.

Hypothetical Illustration of $10,000 Invested in
Large Cap 100 Portfolio vs. Russell 1000 Index and
Morningstar Large Blend Average
2/27/04 through 10/31/08

* Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns, other than after-tax returns, do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.

1  The Russell 1000 Index is an unmanaged market capitalization weighted total return index which is comprised of the 1,000 largest companies in the Russell 3000 Index. The Morningstar Large Blend Average is fairly representative of the overall U.S. Stock market in size, growth rates, and price. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the portfolios' returns are often similar to those of the S&P 500 Index. It is not possible to invest directly in an index.

  Benchmark returns are for the period beginning February 28, 2004.

THE GLENMEDE FUND, INC.

Large Cap Growth Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2008

Average Annual Total Return

Large Cap Growth Portfolio		After-tax Pre Redemption	After-tax Post Redemption	Russell 1000 Growth Index[1]	Morningstar Large Growth Average[1]
Year ended 10/31/08	-39.36%	-39.39%	-25.54%	-36.95%	-39.22%
Inception (2/27/04) through 10/31/08	-2.06%	-2.24%	-1.66%	-2.86%	-3.12%

The Large Cap Growth Portfolio invests in large cap growth companies based on proprietary multi-factor models that include valuation, fundamental, earnings, and technical characteristics. Since its inception on February 27, 2004 through October 31, 2008, the Portfolio has outperformed, on a pre-tax basis, the Russell 1000 Growth Index and the Morningstar Large Growth Average by 0.80% and 1.06%, respectively, on an annualized basis. For the fiscal year ended October 31, 2008, the Portfolio underperformed, on a pre-tax basis, the Russell 1000 Growth benchmark index by 2.41% and underperformed the Morningstar Large Growth Average by 0.14%. Most of the recent underperformance of the Portfolio has come from its lower weighted average market capitalization versus the Russell 1000 Growth Index. The Portfolio targets equally-weighted positions for it stock holdings versus the market capitalization weightings of the benchmark index. The average stock of the Russell 1000 Growth Index significantly underperformed the larger mega cap companies over the last 12 months, particularly in the energy sector. The negative performance from the market cap bias was partially offset by the positive impact from fundamental and earnings trend factors used in the Portfolio's stock selection models. The Portfolio's gross annual operating expense ratio, as stated in the February 28, 2008 Prospectus, is 0.85%. This rate can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights in this report.

Hypothetical Illustration of $10,000 Invested in
Large Cap Growth Portfolio vs. Russell 1000 Growth Index
and Morningstar Large Growth Average
2/27/04 through 10/31/08

* Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns, other than after-tax returns, do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.

1  The Russell 1000 Growth Index is an unmanaged capitalization weighted total return index which is comprised of securities in the Russell 1000 Index with greater than average growth orientation. The Morningstar Large Growth Average is comprised of big U.S. companies that are projected to grow faster than other large-cap stocks. This classification consists of stocks in the top 70% of the capitalization of the U.S. equity market are defined as large-cap. Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields). Most of these portfolios focus on companies in rapidly expanding industries. It is not possible to invest directly in an index.

  Benchmark returns are for the period beginning February 28, 2004.

THE GLENMEDE FUND, INC.

Long/Short Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2008

Average Annual Total Return

Long/Short Portfolio		Merrill Lynch 3 Month Treasury Bill[1]	Russell 3000 Index[1]	Morningstar Long/Short Average[1]
Year ended 10/31/08	-12.15%	2.72%	-36.60%	-16.46%
Inception (09/29/06) through 10/31/08	-6.89%	3.94%	-12.73%	-4.93%

On September 29, 2006, Glenmede introduced the Long/Short Portfolio that primarily invests in long positions of stocks the advisor believes are attractive and shorts unattractive stocks. Equities from the Russell 3000 Index are selected based on a proprietary set of buy and sell multi-factor models that include valuation, fundamental, earnings, and technical characteristics. The Portfolio is optimized monthly to provide broad diversification across sectors, industries and individual companies. The Portfolio is managed with a market volatility target of less than 50% of the market. Since its inception on September 29, 2006 through October 31, 2008, the Long/Short Portfolio has outperformed the Russell 3000 Index by 5.84% but underperformed the Merrill Lynch 3-Month Treasury Bill Index and Morningstar Long/Short Average by 10.83% and 1.96%, respectively. For the fiscal year ended October 31, 2008, the Portfolio underperformed the 3-Month Treasury Bill Index by 14.87% but outperformed the Russell 3000 Index and Morningstar Long/Short Average by 24.45% and 4.31% respectively. Most of the negative performance of the Portfolio relative to the Treasury Bill benchmark came from its average equity risk exposure of about 0.30% to 0.40% during the past 12 months. In addition, the relative underperformance of its long equity positions was offset by the positive contribution from relative outperformance of its short positions of companies with higher valuations and weaker fundamentals. The Portfolio's gross annual operating expense ratio, as stated in the February 28, 2008 Prospectus, is 2.16%, prior to fee waivers. This rate can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights in this report.

Hypothetical Illustration of $10,000 Invested in
Long/Short Portfolio vs. Merrill Lynch
3 Month Treasury Bill, Russell 3000 Index and
Morningstar Long/Short Average
9/29/06 through 10/31/08

* Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

1  The Merrill Lynch 3-month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The Russell 3000 Index is an unmanaged capitalization weighted total return index which is comprised of the 3,000 largest U.S. companies based on total market capitalization. The Index re-balances annually. The Morningstar Long/Short Average aims to deliberately exploit market movements through the use of a variety of derivative instruments. These can include (but are not limited to) futures, options, swaps, short sells along with physical positions. It is not possible to invest directly in an index.

THE GLENMEDE FUND, INC.

Total Market Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2008

Cumulative Annual Total Return

Total Market Portfolio		Russell 1000 Index[1]	Russell 3000 Index[1]	Morningstar Large Blend Average[1]
Year ended 10/31/08	-36.83%	-36.80%	-36.60%	-37.25%
Inception (12/21/06) through 10/31/08	-20.03%	-17.23%	-17.24%	-17.75%

On December 21, 2006, Glenmede introduced the Total Market Portfolio that primarily invests in additional long positions of stocks the advisor believes are attractive (approximately 130% of net portfolio value) and shorts unattractive stocks (about 30% of net portfolio value) while maintaining a market volatility ratio of about 100%. Equities from the Russell 3000 Index are selected based on a proprietary set of buy and sell multi-factor models that include valuation, fundamental, earnings, and technical characteristics. The Portfolio is optimized monthly to provide broad diversification across sectors, industries and individual companies. The Russell 3000 Index is the Portfolio's primary benchmark. Since its inception on December 21, 2006 through October 31, 2008, the Total Market Portfolio has underperformed the Russell 3000 Index by 2.79% and the Russell 1000 Index by 2.80%. For the fiscal year ended October 31, 2008, the Portfolio underperformed the Russell 3000 Index and Russell 1000 Index by -0.23% and -0.03% respectively but outperformed the Morningstar Large Blend by 0.42%. The Portfolio was negatively impacted by the relative underperformance of its long positions in mid-cap stocks which had significantly underperformed larger mega cap stocks over the last 12 months. The Portfolio was positively impacted by the relative outperformance of its short positions of companies with higher valuations and weaker fundamentals. The Portfolio's gross annual operating expense ratio, as stated in the February 28, 2008 Prospectus, is 2.04%, prior to fee waivers. This rate can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights in this report.

Hypothetical Illustration of $10,000 Invested in
Total Market Portfolio vs. Russell 1000, Russell 3000 Index and
Morningstar Large Blend Average
12/21/06 through 10/31/08

* Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

1  The Russell 1000 Index is an unmanaged market capitalization weighted total return index which is comprised of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged capitalization weighted total return index which is comprised of the 3,000 largest U.S. companies based on total market capitalization. The Index re-balances annually. The Morningstar Large Blend Average is fairly representative of the overall U.S. Stock market in size, growth rates, and price. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the portfolios' returns are often similar to those of the S&P 500 Index. It is not possible to invest directly in an index.

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2008

Average Annual Total Return

Muni Intermediate Portfolio		Barclays Capital Municipal 5-Year Bond Index[1]	Morningstar Muni Single State Intermediate Average*[1]	Barclays Capital Municipal 1-10 Year Blend Index**[1]
Year ended 10/31/08	0.38%	3.38%	-3.71%	2.38%
Five Years ended 10/31/08	2.34%	3.01%	1.59%	3.06%
Ten Years ended 10/31/08	3.66%	4.22%	2.97%	4.16%
Inception (06/05/92) through 10/31/08	4.49%	5.02%	N/A	N/A

Muni Intermediate outperformed the Morningstar Muni Single State Intermediate Average for the fiscal year ended October 31, 2008. Muni Intermediate underperformed versus the Barclays Capital Municipal 5 Year and the Barclays Capital Municipal 1-10 Year Bond Indices (formerly the Lehman Brothers Municipal 5 Year and the Lehman Municipal 1-10 Year Bond Indices, respectively) due to the dislocation in the tax-exempt municipal market, no alternative minimum tax exposure, and a more defensive structure. The Portfolio expects to continue to maintain a defensive structure to meet the goals of principal preservation and high current tax exempt interest income generation. The Portfolio's gross annual operating expense ratio, as stated in the February 28, 2008 prospectus is 0.29%. This rate can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights in this report.

Hypothetical Illustration of $10,000 Invested in
Muni Intermediate Portfolio vs. Barclays Capital
Municipal 5-Year Bond Index, Morningstar Muni Single State
Intermediate Average and Barclays Capital Municipal 1-10 Year Blend Index
10/31/98 through 10/31/08

*  Index commenced 5/31/04. Thus Portfolio inception comparisons are not provided.

**  Index commenced 6/30/93. Thus Portfolio inception comparisons are not provided.

***  Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns.

1  The Barclays Capital Municipal 5-Year Bond Index (formerly, "Lehman Brothers Municipal 5-Year Bond Index") is an unmanaged total return performance benchmark for the short-intermediate, investment-grade tax-exempt bond market. The Morningstar Muni Single State Intermediate Average invests in bonds issued by state and local governments to fund projects. Such bonds are free from federal taxes and from state taxes in the issuing state. The Barclays Capital Municipal 1-10 Year Blend Index (formerly, "Lehman Municipal 1-10 Year Blend Index") is a composite index made up of several different broad sub-indices: the Barclays Capital Municipal 1-Year Index; Barclays Capital Municipal 3-Year Index; Barclays Capital Municipal 5-Year Index; Barclays Capital Municipal 7-Year Index and the Barclays Capital Municipal 10-Year Index. The total of all these indices represents all maturities between 1-10 Years. It is not possible to invest directly in an index.

  Benchmark returns for the Barclays Capital Municipal 5-Year Bond Index are for the period beginning May 31, 1992.

THE GLENMEDE PORTFOLIOS

New Jersey Muni Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2008

Average Annual Total Return

New Jersey Muni Portfolio		Barclays Capital Municipal 5-Year Bond Index[1]	Morningstar Muni Single State Intermediate Average[1]	Barclays Capital Municipal 1-10 Year Blend Index[1]
Year ended 10/31/08	0.95%	3.38%	-3.71%	2.38%
Five Years ended 10/31/08	2.39%	3.01%	1.59%	3.06%
Ten Years Ended 10/31/08	3.67%	4.22%	2.97%	4.16%
Inception (11/01/93) through 10/31/08	4.12%	4.60%	3.69%	5.12%

New Jersey Muni outperformed the Morningstar Muni Single State Intermediate Average for the fiscal year ended October 31, 2008. New Jersey Muni underperformed versus the Barclays Capital Municipal 5 Year and the Barclays Capital Municipal 1-10 Year Bond Indices (formerly the Lehman Brothers Municipal 5 Year and the Lehman Municipal 1-10 Year Bond Indices, respectively) due to the dislocation in the tax-exempt municipal market, no alternative minimum tax exposure, and a more defensive structure. The Portfolio expects to continue to maintain a defensive structure to meet the goals of principal preservation and high current tax exempt interest income generation. The Portfolio's gross annual operating expense ratio, as stated in the February 28, 2008 prospectus is 0.31%. This rate can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights in this report.

Hypothetical Illustration of $10,000 Invested in
New Jersey Muni Portfolio vs. Barclays Capital
Municipal 5-Year Bond Index, Morningstar Muni Single State
Intermediate Average and Barclays Capital Municipal 1-10 Year Blend Index
10/31/98 through 10/31/08

* Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns.

1  The Barclays Capital Municipal 5-Year Bond Index (formerly, "Lehman Brothers Municipal 5-Year Bond Index") is an unmanaged total return performance benchmark for the short-intermediate, investment-grade tax-exempt bond market. The Morningstar Muni Single State Intermediate Average invests in bonds issued by state and local governments to fund projects. Such bonds are free from federal taxes and from state taxes in the issuing state. The Barclays Capital Municipal 1-10 Year Blend Index (formerly, "Lehman Municipal 1-10 Year Blend Index") is a composite index made up of several different broad sub-indices: the Barclays Capital Municipal 1-Year Index; Barclays Capital Municipal 3-Year Index; Barclays Capital Municipal 5-Year Index; Barclays Capital Municipal 7-Year Index and the Barclays Capital Municipal 10-Year Index. The total of all these indices represents all maturities between 1-10 Years. It is not possible to invest directly in an index.

  Benchmark returns are for the period beginning October 31, 1993.

THE GLENMEDE FUND, INC.

Shareholder Expenses (Unaudited)

As a shareholder of a Glenmede Portfolio, you incur ongoing costs, including management fees and other portfolio expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Glenmede Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2008 to October 31, 2008.

Actual Expenses

The first line under each Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Portfolio under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of a Glenmede Portfolio, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Therefore, the second line under each Portfolio in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Beginning Account Value (May 1, 2008)	Ending Account Value (October 31, 2008)	Annualized Expense Ratio	Expenses Paid During Period* (May 1 to October 31, 2008)
Government Cash Portfolio
Actual	$1,000.00	$1,011.10	0.22%	$1.11
Hypothetical (5% return less expenses)	1,000.00	1,024.03	0.22	1.12
Tax-Exempt Cash Portfolio
Actual	1,000.00	1,009.10	0.20	1.01
Hypothetical (5% return less expenses)	1,000.00	1,024.13	0.20	1.02

THE GLENMEDE FUND, INC.

Shareholder Expenses (Unaudited) — (Concluded)

	Beginning Account Value (May 1, 2008)	Ending Account Value (October 31, 2008)	Annualized Expense Ratio	Expenses Paid During Period* (May 1 to October 31, 2008)
Core Fixed Income Portfolio
Actual	$1,000.00	$973.00	0.55%	$2.73
Hypothetical (5% return less expenses)	1,000.00	1,022.37	0.55	2.80
Strategic Equity Portfolio
Actual	1,000.00	740.40	0.86	3.76
Hypothetical (5% return less expenses)	1,000.00	1,020.81	0.86	4.37
Small Cap Equity Portfolio - Advisor
Actual	1,000.00	738.50	0.96	4.20
Hypothetical (5% return less expenses)	1,000.00	1,020.31	0.96	4.88
Small Cap Equity Portfolio - Institutional
Actual	1,000.00	739.80	0.76	3.32
Hypothetical (5% return less expenses)	1,000.00	1,021.32	0.76	3.86
Large Cap Value Portfolio
Actual	1,000.00	723.20	0.94	4.07
Hypothetical (5% return less expenses)	1,000.00	1,020.14	0.94	4.77
International Portfolio
Actual	1,000.00	530.10	1.10	4.23
Hypothetical (5% return less expenses)	1,000.00	1,019.61	1.10	5.58
Philadelphia International Fund
Actual	1,000.00	524.90	0.89	3.41
Hypothetical (5% return less expenses)	1,000.00	1,020.66	0.89	4.52
U.S. Emerging Growth Portfolio
Actual	1,000.00	735.70	0.96	4.19
Hypothetical (5% return less expenses)	1,000.00	1,020.31	0.96	4.88
Large Cap 100 Portfolio
Actual	1,000.00	677.20	0.87	3.67
Hypothetical (5% return less expenses)	1,000.00	1,020.76	0.87	4.42
Large Cap Growth Portfolio
Actual	1,000.00	678.30	0.90	3.80
Hypothetical (5% return less expenses)	1,000.00	1,020.61	0.90	4.57
Long/Short Portfolio
Actual	1,000.00	898.60	1.19	5.68
Hypothetical (5% return less expenses)	1,000.00	1,019.15	1.19	6.04
Total Market Portfolio
Actual	1,000.00	705.50	1.19	5.10
Hypothetical (5% return less expenses)	1,000.00	1,019.15	1.19	6.04

  *  Expenses are calculated using the Portfolio's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the calendar year (366 days).

THE GLENMEDE PORTFOLIOS

Shareholder Expenses (Unaudited)

As a shareholder of a Glenmede Portfolio, you incur ongoing costs, including management fees and other portfolio expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Glenmede Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2008 to October 31, 2008.

Actual Expenses

The first line under each Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Portfolio under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of a Glenmede Portfolio, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Therefore, the second line under each Portfolio in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Beginning Account Value (May 1, 2008)	Ending Account Value (October 31, 2008)	Annualized Expense Ratio	Expenses Paid During Period* (May 1 to October 31, 2008)
Muni Intermediate Portfolio
Actual	$1,000.00	$982.90	0.26%	$1.30
Hypothetical (5% return less expenses)	1,000.00	1,023.83	0.26	1.32

THE GLENMEDE PORTFOLIOS

Shareholder Expenses (Unaudited) — (Concluded)

	Beginning Account Value (May 1, 2008)	Ending Account Value (October 31, 2008)	Annualized Expense Ratio	Expenses Paid During Period* (May 1 to October 31, 2008)
New Jersey Muni Portfolio
Actual	$1,000.00	$985.20	0.30%	$1.50
Hypothetical (5% return less expenses)	1,000.00	1,023.63	0.30	1.53

  *  Expenses are calculated using the Portfolio's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the calendar year (366 days).

THE GLENMEDE FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2008

	Government Cash Portfolio	Tax- Exempt Cash Portfolio	Core Fixed Income Portfolio
Assets:
Investments[1]:
Investments at value[2]	$536,796,403	$921,334,725	$279,397,148
Repurchase agreements at value	235,601,000	—	5,005,339
Total investments	772,397,403	921,334,725	284,402,487
Cash	825	215,102,105	—
Receivable for fund shares sold	17,816	—	781,936
Interest receivable	3,952,115	2,553,036	2,677,481
Prepaid expenses	49,904	78,296	1,738
Total assets	776,418,063	1,139,068,162	287,863,642
Liabilities:
Obligation to return securities lending collateral	51,602,000	—	49,118,997
Payable for fund shares redeemed	—	—	648,917
Dividend payable	1,047,321	1,632,054	—
Payable for Investment Advisory fees	—	—	70,866
Payable for Directors' fees	16,015	23,610	5,453
Accrued expenses	233,098	256,813	75,098
Total liabilities	52,898,434	1,912,477	49,919,331
Net Assets	$723,519,629	$1,137,155,685	$237,944,311
Net Assets consist of:
Par value ($0.001 of shares outstanding)	723,446	1,137,365	22,982
Paid-in capital in excess of par value	722,722,368	1,136,145,668	244,631,791
Undistributed net investment income	73,815	1,034	856,620
Accumulated net realized gain (loss) from investment transactions	—	(128,382)	(435,603)
Net unrealized appreciation (depreciation) on investments	—	—	(7,131,479)
Total Net Assets	723,519,629	1,137,155,685	237,944,311
Shares Outstanding[3]	723,445,813	1,137,364,690	22,981,972
Net Asset Value Per Share	$1.00	$1.00	$10.35
[1] Investments at cost	$772,397,403	$921,334,725	$291,533,966
[2] Market value of securities on loan	$50,575,050	—	$48,147,829
[3] Authorized shares	1,400,000,000	1,400,000,000	60,000,000

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
October 31, 2008

	Strategic Equity Portfolio	Small Cap Equity Portfolio	Large Cap Value Portfolio
Assets:
Investments[1]:
Investments at value[2]	$113,028,618	$115,773,132	$31,115,480
Repurchase agreements at value	1,152,423	1,159,038	861,195
Total investments	114,181,041	116,932,170	31,976,675
Receivable for fund shares sold	563,775	163,910	488,253
Dividends receivable	76,542	37,704	26,266
Interest receivable	9,776	24,981	1,237
Prepaid expenses	648	1,393	3,492
Total assets	114,831,782	117,160,158	32,495,923
Liabilities:
Payable for securities purchased	460,829	—	—
Obligation to return securities lending collateral	16,551,820	23,554,529	1,360,533
Payable for fund shares redeemed	28,077	41,025	12,000
Payable for Investment Advisory fees	42,886	43,489	14,131
Payable for Directors' fees	2,381	3,048	829
Accrued expenses	41,545	68,974	17,060
Total liabilities	17,127,538	23,711,065	1,404,553
Net Assets	$97,704,244	$93,449,093	$31,091,370
Net Assets consist of:
Par value ($0.001 of shares outstanding)	7,403	8,795	4,440
Paid-in capital in excess of par value	113,677,177	122,911,574	41,004,824
Undistributed net investment income	1,780	42,852	—
Accumulated net realized loss from investment transactions	(3,042,328)	(4,997,526)	(3,947,133)
Net unrealized depreciation on investments	(12,939,788)	(24,516,602)	(5,970,761)
Total Net Assets	97,704,244	93,449,093	31,091,370
Shares Outstanding[3]	7,403,492	8,795,444	4,440,011
Net Asset Value Per Share	$13.20	—	$7.00
Advisor Class — based on net assets of $93,448,124 and shares outstanding of 8,795,355 (100,000,000 authorized shares)	—	$10.62	—
Institutional Class — based on net assets of $969 and shares outstanding of 89.026 (35,000,000 authorized shares)[4]	—	$10.89	—
[1] Investments at cost	$127,120,829	$141,448,772	$37,947,436
[2] Market value of securities on loan	$16,182,897	$22,996,148	$1,326,493
[3] Authorized shares	75,000,000	135,000,000	75,000,000

4  Net assets have been rounded for presentation purposes. The net asset value per share is as reported on October 31, 2008.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
October 31, 2008

	International Portfolio	Philadelphia International Fund	U.S. Emerging Growth Portfolio
Assets:
Investments[1]:
Investments at value[2]	$429,879,982	$216,401,424	$28,698,601
Repurchase agreements at value	—	884,461	329,548
Total investments	429,879,982	217,285,885	29,028,149
Foreign currency, at value (Note 1)[4]	27,782	—	—
Receivable for securities sold	3,968,216	209,674	—
Receivable for fund shares sold	240,245	280,129	66,709
Dividends receivable	2,011,535	976,518	1,970
Interest receivable	177,824	58,983	11,055
Foreign tax reclaims receivable	510,229	248,006	—
Prepaid expenses	5,828	1,663	1,087
Total assets	436,821,641	219,060,858	29,108,970
Liabilities:
Due to bank	3,773,599	—	—
Payable for securities purchased	70,364	40,345	242,121
Obligation to return securities lending collateral	76,118,732	35,918,877	5,923,208
Payable for fund shares redeemed	1,202,259	30,304	15,278
Payable for Investment Advisory fees	246,040	125,291	10,601
Payable for Directors' fees	14,568	7,766	716
Accrued expenses	251,438	123,236	14,047
Total liabilities	81,677,000	36,245,819	6,205,971
Net Assets	$355,144,641	$182,815,039	$22,902,999
Net Assets consist of:
Par value ($0.001 of shares outstanding)	39,071	19,971	5,061
Paid-in capital in excess of par value	522,440,196	270,761,133	33,901,951
Undistributed net investment income	(82,055)	(571)	—
Accumulated net realized gain (loss) from investment transactions	(14,927,946)	13,142,243	(5,552,181)
Net unrealized depreciation on investments	(152,340,041)	(101,098,589)	(5,451,832)
Net unrealized appreciation (depreciation) on foreign currencies	15,416	(9,148)	—
Total Net Assets	355,144,641	182,815,039	22,902,999
Shares Outstanding[3]	39,071,480	19,971,329	5,061,203
Net Asset Value Per Share	$9.09	$9.15	$4.53
[1] Investments at cost	$582,220,023	$318,384,474	$34,479,981
[2] Market value of securities on loan	$72,358,252	$34,133,456	$5,767,647
[3] Authorized shares	115,000,000	70,000,000	75,000,000

4  International Portfolio had foreign currency costs of $28,231.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
October 31, 2008

	Large Cap 100 Portfolio	Large Cap Growth Portfolio
Assets:
Investments[1]:
Investments at value[2]	$99,025,168	$40,915,139
Repurchase agreements at value	42,533	438,551
Total investments	99,067,701	41,353,690
Receivable for securities sold	368,310	—
Receivable for fund shares sold	35,052	310,995
Dividends receivable	73,048	30,888
Interest receivable	9,482	—
Prepaid expenses	1,216	567
Total assets	99,554,809	41,696,140
Liabilities:
Payable for securities purchased	—	321,881
Obligation to return securities lending collateral	11,847,216	—
Payable for fund shares redeemed	81,007	15,288
Payable for Investment Advisory fees	41,489	19,075
Payable for Directors' fees	2,846	1,378
Accrued expenses	47,891	24,875
Total liabilities	12,020,449	382,497
Net Assets	$87,534,360	$41,313,643
Net Assets consist of:
Par value ($0.001 of shares outstanding)	10,173	4,823
Paid-in capital in excess of par value	122,589,766	59,973,758
Undistributed net investment income	15,544	2,987
Accumulated net realized loss from investment transactions	(8,743,712)	(4,713,538)
Net unrealized depreciation on investments	(26,337,411)	(13,954,387)
Total Net Assets	87,534,360	41,313,643
Shares Outstanding[3]	10,172,650	4,823,101
Net Asset Value Per Share	$8.60	$8.57
[1] Investments at cost	$125,405,112	$55,308,077
[2] Market value of securities on loan	$11,562,478	—
[3] Authorized shares	20,000,000	20,000,000

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES — (Concluded)
October 31, 2008

	Long/Short Portfolio	Total Market Portfolio
Assets:
Investments[1]:
Investments at value	$34,186,177	$33,034,420
Repurchase agreements at value	1,403,245	841,885
Total investments	35,589,422	33,876,305
Receivable from Investment Advisor	10,570	7,859
Receivable for securities sold	491,648	—
Receivable for fund shares sold	—	126,282
Dividends receivable	30,761	40,068
Interest receivable	10,986	—
Cash collateral on deposit at broker (Note 1)	19,329,398	—
Prepaid expenses	262	661
Total assets	55,463,047	34,051,175
Liabilities:
Payable for securities purchased	—	209,879
Payable for fund shares redeemed	61,570	96,008
Dividends payable for securities sold short	5,375	1,472
Payable for securities sold short, at value[3]	20,433,434	6,363,236
Payable for Investment Advisory fees	36,239	26,944
Payable for Directors' fees	908	763
Accrued expenses	21,785	22,223
Total liabilities	20,559,311	6,720,525
Net Assets	$34,903,736	$27,330,650
Net Assets consist of:
Par value ($0.001 of shares outstanding)	4,230	4,178
Paid-in capital in excess of par value	43,133,954	41,884,233
Distributions in excess of net investment income	(39,112)	(35,284)
Accumulated net realized loss from investment transactions	(8,106,651)	(6,880,034)
Net unrealized depreciation on investments and securities sold short	(88,685)	(7,642,443)
Total Net Assets	34,903,736	27,330,650
Shares Outstanding[2]	4,230,356	4,178,208
Net Asset Value Per Share	$8.25	$6.54
[1] Investments at cost	$44,826,187	$44,445,799
[2] Authorized shares	20,000,000	20,000,000
[3] Proceeds from securities sold short for the Long/Short Portfolio and Total Market Portfolio were $29,581,514 and $9,290,287, respectively.	—	—

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2008

	Government Cash Portfolio	Tax- Exempt Cash Portfolio	Core Fixed Income Portfolio
Investment income:
Interest	$24,309,797	$20,775,063	$11,340,253
Income from security lending	204,823	—	294,625
Total investment income	24,514,620	20,775,063	11,634,878
Expenses:
Management fees	—	—	783,896
Administration, transfer agent and custody fees	438,497	438,212	145,627
Professional fees	171,929	187,734	44,392
Shareholder report expenses	27,859	29,819	8,162
Shareholder servicing fees	753,465	940,232	223,970
Directors' fees and expenses	66,216	81,483	19,691
Registration and filing fees	3,029	3,686	3,636
Other expenses	88,570	101,675	15,790
Total expenses	1,549,565	1,782,841	1,245,164
Net investment income	22,965,055	18,992,222	10,389,714
Realized and unrealized gain (loss):
Net realized gain on:
Investment transactions	61,024	—	406,226
Net change in unrealized gain (loss) of:
Investments	—	—	(7,482,428)
Net realized and unrealized gain (loss)	61,024	—	(7,076,202)
Net increase in net assets resulting from operations	$23,026,079	$18,992,222	$3,313,512

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

STATEMENTS OF OPERATIONS — (Continued)
For the Year Ended October 31, 2008

	Strategic Equity Portfolio	Small Cap Equity Portfolio	Large Cap Value Portfolio
Investment income:
Dividends[1]	$1,376,957	$2,091,984	$928,590
Interest	19,292	91,024	18,721
Income from security lending	46,479	252,683	6,473
Total investment income	1,442,728	2,435,691	953,784
Expenses:
Management fees	554,775	1,040,858	203,177
Administration, transfer agent and custody fees	64,005	124,062	33,696
Professional fees	20,010	46,097	8,512
Shareholder report expenses	3,513	9,144	1,592
Shareholder servicing fees (Advisor Class)	201,726	473,114	73,883
Shareholder servicing fees (Institutional Class)	—	2	—
Directors' fees and expenses	8,930	17,252	3,145
Registration and filing fees	6,749	41,931	19,605
Other expenses	8,504	20,827	3,912
Total expenses	868,212	1,773,287	347,522
Net investment income	574,516	662,404	606,262
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(3,007,272)	30,907,456	(3,903,099)
In-kind redemptions	—	(17,916,156)	—
Net realized gain (loss)	(3,007,272)	12,991,300	(3,903,099)
Net change in unrealized loss of:
Investments	(37,723,992)	(82,064,527)	(12,275,871)
Net realized and unrealized loss	(40,731,264)	(69,073,227)	(16,178,970)
Net decrease in net assets resulting from operations	$(40,156,748)	$(68,410,823)	$(15,572,708)

1  The Strategic Equity Portfolio, Small Cap Equity Portfolio and Large Cap Value Portfolio had foreign dividend withholding taxes of $6,440, $1,103 and $295, respectively.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

STATEMENTS OF OPERATIONS — (Continued)
For the Year Ended October 31, 2008

	International Portfolio	Philadelphia International Fund	U.S. Emerging Growth Portfolio
Investment income:
Dividends[1]	$29,378,411	$16,621,617	$209,818
Interest	166,569	77,407	4,196
Income from security lending	1,615,305	914,798	98,592
Other income	—	—	2,138
Total investment income	31,160,285	17,613,822	314,744
Expenses:
Management fees	5,411,188	3,002,720	171,425
Administration, transfer agent and custody fees	405,625	302,535	26,824
Professional fees	177,340	104,642	6,674
Shareholder report expenses	29,748	18,740	1,155
Shareholder servicing fees	1,803,729	—	77,920
Directors' fees and expenses	65,547	36,731	2,727
Registration and filing fees	10,275	24,652	7,297
Other expenses	72,053	46,005	3,371
Total expenses	7,975,505	3,536,025	297,393
Net investment income	23,184,780	14,077,797	17,351
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(14,125,409)	14,415,922	(4,155,144)
Foreign currency transactions	(1,294,374)	(845,408)	—
Net realized gain (loss)	(15,419,783)	13,570,514	(4,155,144)
Net change in unrealized loss of:
Investments	(443,716,013)	(255,273,266)	(10,257,218)
Foreign currency translation	(113,466)	(76,769)	—
Net change in unrealized loss	(443,829,479)	(255,350,035)	(10,257,218)
Net realized and unrealized loss	(459,249,262)	(241,779,521)	(14,412,362)
Net decrease in net assets resulting from operations	$(436,064,482)	$(227,701,724)	$(14,395,011)

1  The International Portfolio and Philadelphia International Fund had foreign dividend withholding taxes of $3,018,645 and $1,697,657, respectively.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

STATEMENTS OF OPERATIONS — (Continued)
For the Year Ended October 31, 2008

	Large Cap 100 Portfolio	Large Cap Growth Portfolio
Investment income:
Dividends	$2,303,733	$749,286
Interest	17,788	10,344
Income from security lending	55,987	—
Total investment income	2,377,508	759,630
Expenses:
Management fees	721,954	356,657
Administration, transfer agent and custody fees	82,021	48,040
Professional fees	29,851	14,582
Shareholder report expenses	5,920	2,671
Shareholder servicing fees	262,529	129,694
Directors' fees and expenses	11,965	5,970
Registration and filing fees	6,187	8,687
Other expenses	11,687	5,555
Total expenses	1,132,114	571,856
Net investment income	1,245,394	187,774
Realized and unrealized gain (loss):
Net realized loss on:
Investment transactions	(8,823,374)	(4,710,028)
Net change in unrealized loss of:
Investments	(48,265,031)	(22,855,410)
Net realized and unrealized loss	(57,088,405)	(27,565,438)
Net decrease in net assets resulting from operations	$(55,843,011)	$(27,377,664)

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

STATEMENTS OF OPERATIONS — (Concluded)
For the Year Ended October 31, 2008

	Long/Short Portfolio	Total Market Portfolio
Investment income:
Dividends[1]	$775,011	$743,032
Interest	617,440	12,401
Total investment income	1,392,451	755,433
Expenses:
Management fees	486,673	368,550
Administration, transfer agent and custody fees	40,184	32,554
Professional fees	10,107	6,176
Shareholder report expenses	2,050	1,312
Shareholder servicing fees	81,112	61,425
Dividends on securities sold short	288,481	115,183
Directors' fees and expenses	3,593	2,830
Initial offering fee	—	6,176
Short positions flex fees	—	102,991
Registration and filing fees	6,205	4,208
Other expenses	5,584	4,707
Total expenses	923,989	706,112
Less expenses waived/reimbursed	(156,012)	(117,722)
Net expenses	767,977	588,390
Net investment income	624,474	167,043
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(6,197,241)	(7,223,334)
Securities sold short	5,563,818	2,897,920
Net realized loss	(633,423)	(4,325,414)
Net change in unrealized gain (loss) of:
Investments	(12,859,652)	(12,625,483)
Securities sold short	7,812,890	2,183,445
Net change in unrealized loss	(5,046,762)	(10,442,038)
Net realized and unrealized loss	(5,680,185)	(14,767,452)
Net decrease in net assets resulting from operations	$(5,055,711)	$(14,600,409)

1  The Long/Short Portfolio and Total Market Portfolio had foreign dividend withholding taxes of $523 and $666, respectively.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended October 31, 2008

	Government Cash Portfolio	Tax- Exempt Cash Portfolio	Core Fixed Income Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$22,965,055	$18,992,222	$10,389,714
Net realized gain on:
Investment transactions	61,024	—	406,226
Net change in unrealized gain (loss) of:
Investments	—	—	(7,482,428)
Net increase in net assets resulting from operations	23,026,079	18,992,222	3,313,512
Distributions to shareholders from:
Net investment income	(23,021,775)	(18,990,923)	(10,338,365)
Net increase (decrease) in net assets from capital share transactions	(61,139,259)	490,489,477	39,368,402
Net increase (decrease) in net assets	(61,134,955)	490,490,776	32,343,549
NET ASSETS:
Beginning of year	784,654,584	646,664,909	205,600,762
End of year	$723,519,629	$1,137,155,685	$237,944,311
Undistributed net investment income
included in net assets at end of year	$73,815	$1,034	$856,620

For the Year Ended October 31, 2007

	Government Cash Portfolio	Tax- Exempt Cash Portfolio	Core Fixed Income Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$40,213,914	$22,811,021	$8,992,783
Net realized gain on:
Investment transactions	14,398	—	322,516
Net change in unrealized gain of:
Investments	—	—	141,454
Net increase in net assets resulting from operations	40,228,312	22,811,021	9,456,753
Distributions to shareholders from:
Net investment income	(40,227,722)	(22,811,021)	(9,100,267)
Net increase (decrease) in net assets from capital share transactions	132,997,369	(58,729,724)	7,000,984
Net increase (decrease) in net assets	132,997,959	(58,729,724)	7,357,470
NET ASSETS:
Beginning of year	651,656,625	705,394,633	198,243,292
End of year	$784,654,584	$646,664,909	$205,600,762
Undistributed (distributions in excess of)
net investment income included in
net assets at end of year	$69,511	$(265)	$805,271

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the Year Ended October 31, 2008

	Strategic Equity Portfolio	Small Cap Equity Portfolio	Large Cap Value Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$574,516	$662,404	$606,262
Net realized gain (loss) on:
Investment transactions	(3,007,272)	30,907,456	(3,903,099)
In-kind transactions	—	(17,916,156)	—
Net change in unrealized loss of:
Investments	(37,723,992)	(82,064,527)	(12,275,871)
Net decrease in net assets resulting from operations	(40,156,748)	(68,410,823)	(15,572,708)
Distributions to shareholders from:
Net investment income:
Advisor Class	(569,404)	(586,551)	(615,794)
Institutional Class	—	(6)	—
Net realized gain on investments:
Advisor Class	(450,649)	—	(14,824)
Net increase (decrease) in net assets from capital share transactions	37,848,705	(103,132,471)	4,390,287
Net decrease in net assets	(3,328,096)	(172,129,851)	(11,813,039)
NET ASSETS:
Beginning of year	101,032,340	265,578,944	42,904,409
End of year	$97,704,244	$93,449,093	$31,091,370
Undistributed net investment income
included in net assets at end of year	$1,780	42,852	—

For the Year Ended October 31, 2007

	Strategic Equity Portfolio	Small Cap Equity Portfolio	Large Cap Value Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$347,224	$2,786	$717,055
Net realized gain on:
Investment transactions	4,232,256	32,515,675	4,518,235
Net change in unrealized gain of:
Investments	10,030,322	3,455,333	515,303
Net increase in net assets resulting from operations	14,609,802	35,973,794	5,750,593
Distributions to shareholders from:
Net investment income:
Advisor Class	(403,246)	—	(708,911)
Net realized gain on investments:
Advisor Class	(3,742,403)	(32,329,906)	(4,440,607)
Institutional Class	—	(184)	—
Net increase (decrease) in net assets from capital share transactions	5,076,190	24,684,243	(5,584,974)
Net increase (decrease) in net assets	15,540,343	28,327,947	(4,983,899)
NET ASSETS:
Beginning of year	85,491,997	237,250,997	47,888,308
End of year	$101,032,340	$265,578,944	$42,904,409
Undistributed net investment income
included in net assets at end of year	—	—	$11,007

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the Year Ended October 31, 2008

	International Portfolio	Philadelphia International Fund	U.S. Emerging Growth Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$23,184,780	$14,077,797	$17,351
Net realized gain (loss) on:
Investment transactions	(14,125,409)	14,415,922	(4,155,144)
Foreign currency transactions	(1,294,374)	(845,408)	—
Net change in unrealized loss of:
Investments	(443,716,013)	(255,273,266)	(10,257,218)
Foreign currency translation	(113,466)	(76,769)	—
Net decrease in net assets resulting from operations	(436,064,482)	(227,701,724)	(14,395,011)
Distributions to shareholders from:
Net investment income	(23,507,699)	(13,628,812)	0
Net realized gain on investments	(9,006,605)	(7,888,623)	—
Tax return of capital	—	—	(56,317)
Net decrease in net assets from capital share transactions	(162,541,928)	(129,666,059)	(1,566,968)
Net decrease in net assets	(631,120,714)	(378,885,218)	(16,018,296)
NET ASSETS:
Beginning of year	986,265,355	561,700,257	38,921,295
End of year	$355,144,641	$182,815,039	$22,902,999
Undistributed net investment income
included in net assets at end of year	(82,055)	$(571)	$—

For the Year Ended October 31, 2007

	International Portfolio	Philadelphia International Fund	U.S. Emerging Growth Portfolio
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$15,221,796	$10,116,152	$(177,659)
Net realized gain (loss) on:
Investment transactions	147,164,932	71,736,436	3,074,081
Foreign currency transactions	(340,804)	(230,785)	—
Net change in unrealized gain (loss) of:
Investments	17,348,419	14,877,986	(378,042)
Foreign currency translation	116,004	53,775	—
Net increase in net assets resulting from operations	179,510,347	96,553,564	2,518,380
Distributions to shareholders from:
Net investment income	(18,677,794)	(14,273,935)	—
Net realized gain on investments	(138,569,193)	(63,874,287)	(2,269,333)
Tax Return of capital	—	—	(175,926)
Net increase in net assets from capital share transactions	35,304,990	55,068,101	3,845,872
Net increase in net assets	57,568,350	73,473,443	3,918,993
NET ASSETS:
Beginning of year	928,697,005	488,226,814	35,002,302
End of year	$986,265,355	$561,700,257	$38,921,295
Undistributed net investment income
included in net assets at end of year	$184,012	$276,361	—

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the Year Ended October 31, 2008

	Large Cap 100 Portfolio	Large Cap Growth Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$1,245,394	$187,774
Net realized loss on:
Investment transactions	(8,823,374)	(4,710,028)
Net change in unrealized loss of:
Investments	(48,265,031)	(22,855,410)
Net decrease in net assets resulting from operations	(55,843,011)	(27,377,664)
Distributions to shareholders from:
Net investment income	(1,150,188)	(176,789)
Net decrease in net assets from capital share transactions	(12,375,750)	(2,029,793)
Net decrease in net assets	(69,368,949)	(29,584,246)
NET ASSETS:
Beginning of year	156,903,309	70,897,889
End of year	$87,534,360	$41,313,643
Undistributed net investment income
included in net assets at end of year	$15,544	$2,987

For the Year Ended October 31, 2007

	Large Cap 100 Portfolio	Large Cap Growth Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$923,797	$98,072
Net realized gain on:
Investment transactions	4,689,643	2,261,643
Net change in unrealized gain of:
Investments	9,231,080	4,246,274
Net increase in net assets resulting from operations	14,844,520	6,605,989
Distributions to shareholders from:
Net investment income	(982,358)	(89,391)
Net realized gain on investments	(4,671,029)	(2,280,616)
Net increase in net assets from capital share transactions	43,440,922	29,856,978
Net increase in net assets	52,632,055	34,092,960
NET ASSETS:
Beginning of year	104,271,254	36,804,929
End of year	$156,903,309	$70,897,889
Undistributed net investment income
included in net assets at end of year	—	$3,924

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS — (Concluded)
For the Year Ended October 31, 2008

	Long/Short Portfolio	Total Market Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$624,474	$167,043
Net realized gain (loss) on:
Investment transactions	(6,197,241)	(7,223,334)
Securities sold short	5,563,818	2,897,920
Net change in unrealized gain (loss) of:
Investments	(12,859,652)	(12,625,483)
Securities sold short	7,812,890	2,183,445
Net decrease in net assets resulting from operations	(5,055,711)	(14,600,409)
Distributions to shareholders from:
Net investment income	(697,875)	(209,893)
Net increase (decrease) in net assets from capital share transactions	(4,637,132)	4,838,535
Net decrease in net assets	(10,390,718)	(9,971,767)
NET ASSETS:
Beginning of year	45,294,454	37,302,417
End of year	$34,903,736	$27,330,650
Distributions in excess of net investment
included in net assets at end of year	$(39,112)	$(35,284)

For the Year Ended October 31, 2007

	Long/Short Portfolio[1,2]	Total Market Portfolio[3,4]
Increase (decrease) in net assets
Operations:
Net investment income	$1,101,216	$44,149
Net realized loss on:
Investment transactions	(544,740)	(1,185,165)
Securities sold short	(6,891,911)	(1,391,461)
Net change in unrealized gain of:
Investments	3,168,035	2,055,989
Securities sold short	1,801,125	743,606
Net increase (decrease) in net assets resulting from operations	(1,366,275)	267,118
Distributions to shareholders from:
Net investment income	(1,058,562)	(35,796)
Net increase in net assets from capital share transactions	27,875,181	37,071,095
Net increase in net assets	25,450,344	37,302,417
NET ASSETS:
Beginning of year	19,844,110	—
End of year	$45,294,454	$37,302,417
Undistributed net investment income
included in net assets at end of year	$88,524	$11,142

1  The Long/Short Portfolio commenced operations on September 29, 2006.

2  Effective September 18, 2007, Absolute Return Portfolio changed its name to Long/Short Portfolio.

3  The Total Market Portfolio commenced operations on December 21, 2006.

4  Effective September 18, 2007, Total Market Long/Short Portfolio changed its name to Total Market Portfolio.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

STATEMENT OF CASH FLOWS
For the Year Ended October 31, 2008

Total Market Portfolio
Cash flows from operating activities
Net increase in net assets resulting from operations	$(14,600,409)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(49,607,632)
Investments sold	43,868,356
Purchases to cover securities sold short	(16,731,650)
Securities sold short	17,832,432
(Purchase)/Sale of short term investments, net	(116,609)
Decrease in Receivable from Investment Advisor	4,834
Decrease in Interest receivable	86
Decrease in Initial offering fee	6,176
(Increase) in Dividends receivable	(12,700)
(Increase) in Prepaid expenses	(639)
(Decrease) in Dividends payable for securities sold short	(287)
(Decrease) in Investment Advisory fees	(13,019)
Increase in Directors fees	122
(Decrease) in Accrued expenses	(9,156)
Net change in unrealized depreciation (appreciation) depreciation on investments	12,625,483
Net realized (gain) loss from investments	7,223,334
Net change in unrealized appreciation (depreciation) on securities sold short	(2,183,445)
Net realized (gain) loss from securities sold short	(2,897,920)
Net cash provided by (used for) operating activities	(4,612,643)
Cash flows from (used in) financing activities
Proceeds from shares sold	19,449,741
Payments on shares redeemed	(14,650,453)
Cash distributions paid	(186,645)
Net cash provided by (used for) financing activities	4,612,643
Net increase (decrease) in cash	—
Cash at beginning of period	—
Cash at end of period	—

Non cash financial acitivities not included herein consist of reinvestment of distributions of $23,248.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Government Cash Portfolio
	For the Years Ended October 31,
	2008[1]	2007	2006	2005	2004
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	0.031	0.051	0.046	0.027	0.011
Net realized loss on investments	(0.001)	0.000	0.000	0.000	0.000
Total from investment operations	0.030	0.051	0.046	0.027	0.011
Distributions to shareholders from:
Net investment income	(0.030)	(0.051)	(0.046)	(0.027)	(0.011)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	3.05%	5.17%	4.68%	2.74%	1.05%
Ratios to average net assets/ Supplemental data:
Net assets, end of year (in 000s)	$723,520	$784,655	$651,657	$636,425	$486,869
Ratio of operating expenses to average net assets	0.21%	0.19%	0.19%	0.19%	0.18%
Ratio of net investment income to average net assets	3.06%	5.05%	4.60%	2.73%	1.05%

1  Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Tax-Exempt Cash Portfolio
	For the Years Ended October 31,
	2008[1]	2007	2006	2005	2004
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	0.020	0.034	0.031	0.019	0.009
Net realized gain on investments	0.001	0.000	0.000	0.000	0.000
Total from investment operations	0.021	0.034	0.031	0.019	0.009
Distributions to shareholders from:
Net investment income	(0.021)	(0.034)	(0.031)	(0.019)	(0.009)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	2.09%	3.45%	3.10%	1.94%	0.90%
Ratios to average net assets/ Supplemental data:
Net assets, end of year (in 000s)	$1,137,156	$646,665	$705,395	$551,764	$530,221
Ratio of operating expenses to average net assets	0.19%	0.19%	0.19%	0.19%	0.18%
Ratio of net investment income to average net assets	2.03%	3.39%	3.07%	1.91%	0.90%

1  Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Core Fixed Income Portfolio
	For the Years Ended October 31,
	2008	2007[1]	2006	2005	2004
Net asset value, beginning of year	$10.64	$10.62	$10.64	$10.94	$10.85
Income from investment operations:
Net investment income	0.50	0.48	0.47	0.44	0.45
Net realized and unrealized gain (loss) on investments	(0.29)	0.02	(0.02)	(0.30)	0.09
Total from investment operations	0.21	0.50	0.45	0.14	0.54
Distributions to shareholders from:
Net investment income	(0.50)	(0.48)	(0.47)	(0.44)	(0.45)
Total distributions	(0.50)	(0.48)	(0.47)	(0.44)	(0.45)
Net asset value, end of year	$10.35	$10.64	$10.62	$10.64	$10.94
Total return	1.89%	4.87%	4.38%	1.32%	5.07%
Net assets, end of year (in 000s)	$237,944	$205,601	$198,243	$194,996	$194,284
Ratio of operating expenses to average net assets	0.56%	0.56%	0.54%	0.29%	0.19%
Ratio of net investment income to average net assets	4.64%	4.52%	4.42%	4.02%	3.82%
Portfolio turnover rate	71%	143%	272%	229%	203%

1  Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Strategic Equity Portfolio
	For the Years Ended October 31,
	2008	2007[1]	2006[1]	2005[1]	2004
Net asset value, beginning of year	$20.00	$17.75	$16.95	$15.87	$14.94
Income from investment operations:
Net investment income	0.10	0.07	0.11	0.17	0.19
Net realized and unrealized gain (loss) on investments	(6.71)	3.04	2.14	1.41	0.93
Total from investment operations	(6.61)	3.11	2.25	1.58	1.12
Distributions to shareholders from:
Net investment income	(0.10)	(0.09)	(0.11)	(0.18)	(0.19)
Net realized capital gains	(0.09)	(0.77)	(1.34)	(0.32)	—
Total distributions	(0.19)	(0.86)	(1.45)	(0.50)	(0.19)
Net asset value, end of year	$13.20	$20.00	$17.75	$16.95	$15.87
Total return	(33.32)%	17.63%	13.28%	9.98%	7.53%
Net assets, end of year (in 000s)	$97,704	$101,032	$85,492	$79,905	$65,557
Ratio of operating expenses to average net assets	0.86%	0.86%	0.85%	0.45%	0.27%
Ratio of net investment income to average net assets	0.57%	0.39%	0.59%	0.97%	1.19%
Portfolio turnover rate	91%	64%	85%	89%	87%

1  Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Small Cap Equity Portfolio Advisor Shares
	For the Years Ended October 31,
	2008[1]	2007[1]	2006	2005	2004
Net asset value, beginning of year	$16.89	$16.63	$16.71	$17.61	$18.28
Income from investment operations:
Net investment income (loss)	0.05	0.00 [2]	(0.02)	(0.05)	(0.06)
Net realized and unrealized gain (loss) on investments	(6.28)	2.61	2.81	2.15	2.59
Total from investment operations	(6.23)	2.61	2.79	2.10	2.53
Distributions to shareholders from:
Net investment income	(0.04)	—	—	—	—
Net realized capital gains	—	(2.35)	(2.87)	(3.00)	(3.20)
Total distributions	(0.04)	(2.35)	(2.87)	(3.00)	(3.20)
Net asset value, end of year	$10.62	$16.89	$16.63	$16.71	$17.61
Total return	(36.94)%	15.94%	16.69%	12.22%	13.90%
Net assets, end of year (in 000s)	$93,448	$265,577	$237,250	$241,970	$265,164
Ratio of operating expenses to average net assets	0.94%	0.92%	0.91%	0.92%	0.90%
Ratio of net investment income (expenses in excess of income) to average net assets	0.35%	0.00%[3]	(0.09)%	(0.28)%	(0.33)%
Portfolio turnover rate[4]	72%	58%	60%	51%	64%

1  Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

2  Amount rounds to less than $0.01 per share.

3  Amount rounds to less than 0.01% per share.

4  Portfolio turnover is calculated at the fund level.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Small Cap Equity Portfolio Institutional Shares
	For the Years Ended October 31,
	2008	2007[1]	2006[1]	2005	2004[1]
Net asset value, beginning of year	$17.29	$16.88	$16.88	$17.73	$18.35
Income from investment operations:
Net investment income (loss)	0.08	0.04	0.04	0.00	(0.02)
Net realized and unrealized gain (loss) on investments	(6.42)	2.72	2.83	2.15	2.60
Total from investment operations	(6.34)	2.76	2.87	2.15	2.58
Distributions to shareholders from:
Net investment income	(0.06)	0.00	0.00	0.00	0.00
Net realized capital gains	0.00	(2.35)	(2.87)	(3.00)	(3.20)
Total distributions	(0.06)	(2.35)	(2.87)	(3.00)	(3.20)
Net asset value, end of year	$10.89	$17.29	$16.88	$16.88	$17.73
Total return	(36.77)%	16.65%	16.99%	12.43%	14.13%
Ratios to average net assets/ Supplemental data:
Net assets, end of year (in 000s)	$1	$2	$1	$1	$1
Ratio of operating expenses to average net assets	0.74%	0.72%	0.71%	0.72%	0.70%
Ratio of net investment income (expenses in excess of income) to average net assets	0.54%	0.21%	0.22%	(0.09)%	(0.12)%
Portfolio turnover rate[2]	72%	58%	60%	51%	64%

1  Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

2  Portfolio turnover is calculated at the fund level.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Large Cap Value Portfolio
	For the Years Ended October 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$10.89	$11.02	$10.28	$10.01	$9.00
Income from investment operations:
Net investment income	0.16	0.17	0.15	0.18	0.17
Net realized and unrealized gain (loss) on investments	(3.89)	1.12	1.26	1.36	1.31
Total from investment operations	(3.73)	1.29	1.41	1.54	1.48
Distributions to shareholders from:
Net investment income	(0.16)	(0.17)	(0.14)	(0.19)	(0.17)
Net realized capital gains	(0.00)[1]	(1.25)	(0.53)	(1.08)	(0.30)
Total distributions	(0.16)	(1.42)	(0.67)	(1.27)	(0.47)
Net asset value, end of year	$7.00	$10.89	$11.02	$10.28	$10.01
Total return	(34.61)%	11.99%	13.81%	15.66%	16.54%
Net assets, end of year (in 000s)	$31,091	$42,904	$47,888	$26,507	$22,721
Ratio of operating expenses to average net assets	0.94%	0.91%	0.96%	0.48%	0.29%
Ratio of net investment income to average net assets	1.64%	1.48%	1.36%	1.62%	1.78%
Portfolio turnover rate	288%	123%	92%	76%	76%

1  Amount rounds to less than $0.01 per share.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	International Portfolio
	For the Years Ended October 31,
	2008	2007[1]	2006	2005[1]	2004
Net asset value, beginning of year	$19.71	$19.59	$17.58	$16.96	$13.99
Income from investment operations:
Net investment income	0.53	0.33	0.39	0.48	0.40
Net realized and unrealized gain (loss) on investments	(10.42)	3.43	4.61	2.26	2.88
Total from investment operations	(9.89)	3.76	5.00	2.74	3.28
Distributions to shareholders from:
Net investment income	(0.54)	(0.41)	(0.29)	(0.47)	(0.31)
Net realized capital gains	(0.19)	(3.23)	(2.70)	(1.65)	—
Total distributions	(0.73)	(3.64)	(2.99)	(2.12)	(0.31)
Net asset value, end of year	$9.09	$19.71	$19.59	$17.58	$16.96
Total return	(51.69)%	20.03%	28.51%	16.34%	23.60%
Net assets, end of year (in 000s)	$355,145	$986,265	$928,697	$811,850	$1,317,762
Ratio of operating expenses before waiver to net assets	1.11%	1.10%	1.10%	0.32%	0.14%
Ratio of operating expenses after waiver to average net assets	1.11%	1.10%	0.98%	0.18%	0.14%
Ratio of net investment income to average net assets	3.21%	1.56%	1.91%	2.58%	2.59%
Portfolio turnover rate	49%	39%	45%	47%	38%

1  Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Philadelphia International Fund
	For the Years Ended October 31,
	2008	2007	2006[1]	2005	2004
Net asset value, beginning of year	$20.32	$19.60	$17.49	$15.86	$13.14
Income from investment operations:
Net investment income	0.64	0.38	0.45	0.28	0.33
Net realized and unrealized gain (loss) on investments	(10.91)	3.40	4.48	2.16	2.53
Total from investment operations	(10.27)	3.78	4.93	2.44	2.86
Distributions to shareholders from:
Net investment income	(0.61)	(0.56)	(0.28)	(0.34)	(0.14)
Net realized capital gains	(0.29)	(2.50)	(2.54)	(0.47)	—
Total distributions	(0.90)	(3.06)	(2.82)	(0.81)	(0.14)
Net asset value, end of year	$9.15	$20.32	$19.60	$17.49	$15.86
Total return	(52.37)%	20.06%	28.29%	15.50%	21.78%
Net assets, end of year (in 000s)	$182,815	$561,700	$488,227	$634,018	$444,906
Ratio of operating expenses to average net assets	0.88%	0.86%	0.85%	0.85%	0.85%
Ratio of net investment income to average net assets	3.52%	1.85%	2.20%	1.78%	1.86%
Portfolio turnover rate	40%	45%	49%	47%	50%

1  Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	U.S. Emerging Growth Portfolio
	For the Years Ended October 31,
	2008[1]	2007[1]	2006	2005[1]	2004
Net asset value, beginning of year	$7.34	$7.34	$6.22	$5.32	$5.56
Income from investment operations:
Net investment income (loss)	0.00 [2]	(0.04)	(0.03)	(0.05)	(0.07)
Net realized and unrealized gain (loss) on investments	(2.80)	0.53	1.15	0.95	(0.17)
Total from investment operations	(2.80)	0.49	1.12	0.90	(0.24)
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gains	—	(0.46)	—	—	—
Tax return of capital	(0.01)	(0.03)	—	—	—
Total distributions	(0.01)	(0.49)	—	—	—
Net asset value, end of year	$4.53	$7.34	$7.34	$6.22	$5.32
Total return	(38.16)%	6.84%	18.01%	16.92%	(4.32)%
Net assets, end of year (in 000s)	$22,903	$38,921	$35,002	$14,217	$76,065
Ratio of operating expenses to average net assets	0.95%	0.93%	0.89%	1.17%	1.22%
Ratio of net investment income (expenses in excess of income) to average net assets	0.06%	(0.47)%	(0.43)%	(0.83)%	(1.05)%
Portfolio turnover rate	129%	138%	114%	145%	89%

1  Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

2  Amount rounds to less than $0.01 per share.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Large Cap 100 Portfolio
	For the Years Ended October 31,				For the Period February 27, 2004[2] through
	2008	2007[1]	2006	2005	October 31, 2004
Net asset value, beginning of year	$13.97	$12.92	$11.28	$10.09	$10.00
Income from investment operations:
Net investment income	0.12	0.09	0.11	0.08	0.03
Net realized and unrealized gain (loss) on investments	(5.38)	1.49	1.84	1.29	0.08
Total from investment operations	(5.26)	1.58	1.95	1.37	0.11
Distributions to shareholders from:
Net investment income	(0.11)	(0.10)	(0.11)	(0.09)	(0.02)
Net realized capital gains	—	(0.43)	(0.20)	(0.09)	—
Total distributions	(0.11)	(0.53)	(0.31)	(0.18)	(0.02)
Net asset value, end of year	$8.60	$13.97	$12.92	$11.28	$10.09
Total return	(37.89)%	12.31%	17.34%	13.58%	1.05%[3]
Net assets, end of year (in 000s)	$87,534	$156,903	$104,271	$50,133	$18,194
Ratio of operating expenses to average net assets	0.86%	0.85%	0.85%	0.87%	1.12%[4]
Ratio of net investment income to average net assets	0.95%	0.68%	0.98%	0.76%	0.45%[4]
Portfolio turnover rate	111%	90%	90%	83%	56%

1  Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

2  Commencement of operations.

3  Total return calculation is not annualized.

4  Annualized.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Large Cap Growth Portfolio
	For the Years Ended October 31,				For the Period February 27, 2004[2] through
	2008[1]	2007[1]	2006	2005	October 31, 2004
Net asset value, beginning of year	$14.17	$12.90	$11.17	$10.04	$10.00
Income from investment operations:
Net investment income (loss)	0.04	0.03	0.08	0.00 [3]	(0.01)
Net realized and unrealized gain (loss) on investments	(5.61)	1.74	1.89	1.13	0.05
Total from investment operations	(5.57)	1.77	1.97	1.13	0.04
Distributions to shareholders from:
Net investment income	(0.03)	(0.03)	(0.08)	(0.00)[3]	—
Net realized capital gains	—	(0.47)	(0.16)	—	—
Total distributions	(0.03)	(0.50)	(0.24)	(0.00)	—
Net asset value, end of year	$8.57	$14.17	$12.90	$11.17	$10.04
Total return	(39.36)%	13.81%	17.65%	11.29%	0.40%[4]
Net assets, end of year (in 000s)	$41,314	$70,898	$36,805	$16,572	$5,946
Ratio of operating expenses to average net assets	0.88%	0.86%	0.87%	0.93%	1.26%[5]
Ratio of net investment income (expenses in excess of income) to average net assets	0.29%	0.20%	0.61%	0.02%	(0.23)%[5]
Portfolio turnover rate	148%	93%	111%	97%	64%

1  Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

2  Commencement of operations.

3  Amount rounds to less than $0.01 per share.

4  Total return calculation is not annualized.

5  Annualized.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Long/Short Portfolio
	For the Years Ended October 31,		For the Period September 29, 2006[1,2] through
	2008[2]	2007[2]	October 31, 2006
Net asset value, beginning of year	$9.55	$9.99	$10.00
Income from investment operations:
Net investment income	0.14	0.28	0.02
Net realized and unrealized loss on investments	(1.28)	(0.46)	(0.03)
Total from investment operations	(1.14)	(0.18)	(0.01)
Distributions to shareholders from:
Net investment income	(0.16)	(0.26)	—
Total distributions	(0.16)	(0.26)	—
Net asset value, end of year	$8.25	$9.55	$9.99
Total return	(12.15)%	(1.85)%	(0.10)%[3]
Net assets, end of year (in 000s)	$34,904	$45,294	$19,844
Ratio of operating expenses before waiver/reimbursement to net assets	2.28%	2.43%	2.51%[4]
Ratio of operating expenses after waiver/reimbursement to average net assets	1.89%	1.85%	1.77%[4]
Ratio of operating expenses after waiver/reimbursment excluding dividends on securities sold short and stock ticket expense on securities sold short	1.18%	1.25%[5]	1.25%[4,5]
Ratio of net investment income to average net assets	1.54%	2.83%	3.05%[4]
Portfolio turnover rate	656%	859%	344%

1  Commencement of operations.

2  Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

3  Total return calculation is not annualized.

4  Annualized.

5  Unaudited.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Total Market Portfolio
	For the Year Ended October 31, 2008[1]	For the Period December 21, 2006[1,2] through October 31, 2007
Net asset value, beginning of year	$10.42	$10.00
Income from investment operations:
Net investment income	0.05	0.02
Net realized and unrealized gain (loss) on investments	(3.87)	0.42
Total from investment operations	(3.82)	0.44
Distributions to shareholders from:
Net investment income	(0.06)	(0.02)
Total distributions	(0.06)	(0.02)
Net asset value, end of year	$6.54	$10.42
Total return	(36.83)%	4.37%[3]
Net assets, end of year (in 000s)	$27,331	$37,302
Ratio of operating expenses before waiver/reimbursement to net assets	2.30%	2.39%[4]
Ratio of operating expenses after waiver/reimbursement to average net assets	1.92%	1.73%[4]
Ratio of operating expenses after waiver/reimbursment excluding dividends on securities sold short and stock ticket expense on securities sold short	1.20%	1.25%[4,5]
Ratio of net investment income to average net assets	0.54%	0.20%[4]
Portfolio turnover rate	201%	197%

1  Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

2  Commencement of operations.

3  Total return calculation is not annualized.

4  Annualized.

5  Unaudited.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Government Cash Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2008

Face Amount		Value
AGENCY NOTES*,1 — 67.1%
	Federal Farm Credit Bank — 2.1%
$2,590,000	5.00% due 12/29/08	$2,599,391
3,500,000	1.57% due 1/14/09[2]	3,499,825
2,000,000	5.01% due 1/22/09	2,009,929
1,000,000	5.95% due 3/16/09	1,011,719
6,000,000	3.683% due 7/1/09[2]	6,002,149
		15,123,013
	Federal Home Loan Bank — 52.3%
7,900,000	2.18% due 11/5/08	7,900,026
5,000,000	5.02% due 11/7/08	5,002,397
18,335,000	3.625% due 11/14/08	18,341,741
5,000,000	4.50% due 11/14/08	5,003,444
10,000,000	0.00% due 11/17/08[3,4]	9,988,667
10,000,000	4.125% due 11/17/08	9,999,337
10,000,000	4.125% due 11/19/08	10,009,594
10,000,000	0.40% due 11/20/08[2]	10,000,000
2,160,000	4.625% due 11/21/08	2,162,150
12,585,000	2.611% due 11/21/08[2,4]	12,585,055
3,000,000	2.581% due 11/26/08[2]	2,999,995
10,000,000	2.58% due 12/1/08[2]	10,000,049
12,500,000	2.578% due 12/4/08[2]	12,500,045
10,000,000	4.343% due 12/12/08[2]	10,000,433
5,000,000	2.659% due 12/15/08[2]	5,000,331
5,000,000	4.15% due 12/16/08	5,009,653
8,000,000	4.038% due 1/5/09[2]	8,000,411
15,385,000	4.125% due 1/7/09	15,429,897
5,000,000	2.25% due 1/7/09	4,994,863
2,655,000	3.50% due 1/14/09	2,660,409
3,200,000	4.619% due 1/14/09[2]	3,200,070
5,000,000	5.25% due 1/16/09	5,025,736
5,000,000	2.50% due 1/22/09	5,001,496
12,000,000	3.664% due 1/23/09[2]	12,001,672
5,000,000	5.125% due 2/2/09	5,033,222
1,500,000	2.12% due 2/13/09[2]	1,497,870
2,000,000	5.545% due 2/17/09	2,017,733
23,000,000	0.82% due 2/18/09[2,4]	23,001,792
5,000,000	2.75% due 2/20/09	5,000,000
1,000,000	0.84% due 2/25/09[2]	1,000,919
5,000,000	4.035% due 3/2/09	5,025,429
5,000,000	2.83% due 3/3/09	5,000,000
3,000,000	4.413% due 3/13/09[2]	2,998,178

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Government Cash Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Face Amount		Value
AGENCY NOTES*,1 — (Continued)
	Federal Home Loan Bank — (Continued)
$4,000,000	2.80% due 3/17/09	$4,000,000
1,700,000	3.625% due 3/30/09	1,705,510
10,000,000	4.154% due 4/7/09[2]	9,992,962
10,000,000	0.59% due 4/8/09[2]	10,000,000
15,000,000	0.57% due 4/16/09[2]	15,000,000
10,000,000	3.179% due 4/24/09[2]	9,996,372
2,000,000	2.625% due 4/30/09	2,000,000
1,700,000	2.611% due 5/1/09[2]	1,699,743
6,000,000	5.375% due 5/15/09	6,079,184
2,500,000	2.607% due 5/18/09[2]	2,500,000
21,580,000	2.60% due 5/20/09[2]	21,581,985
7,250,000	2.605% due 5/27/09[2]	7,247,961
5,000,000	5.25% due 6/12/09[4]	5,077,563
2,045,000	3.00% due 6/23/09	2,047,798
10,000,000	2.817% due 9/10/09[2]	10,000,858
5,000,000	4.375% due 9/11/09	5,053,593
5,000,000	2.85% due 10/2/09	4,978,089
10,000,000	4.449% due 10/13/09[2]	10,000,000
6,000,000	3.50% due 10/22/09	6,000,000
		378,354,232
	Federal Home Loan Mortgage Corporation — 7.9%
3,000,000	4.00% due 12/30/08[5]	3,006,995
9,750,000	5.25% due 1/12/09	9,796,915
2,500,000	3.875% due 1/12/09	2,505,917
8,918,000	5.00% due 1/16/09	8,960,830
2,000,000	3.48% due 1/27/09[2]	2,000,000
10,000,000	4.018% due 4/7/09[2]	10,000,430
5,000,000	3.375% due 4/15/09	5,010,494
2,000,000	2.55% due 4/21/09	1,998,363
2,500,000	3.75% due 5/12/09	2,511,708
1,000,000	4.375% due 7/30/09	1,010,237
10,000,000	4.161% due 9/21/09[2]	9,998,411
		56,800,300
	Federal National Mortgage Association — 4.8%
2,000,000	4.90% due 11/3/08	2,000,263
14,000,000	3.875% due 11/17/08	14,004,104
2,352,000	5.00% due 1/23/09	2,365,199
1,805,000	4.00% due 1/26/09	1,811,323
3,550,000	4.875% due 4/15/09	3,587,699

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Government Cash Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2008

Face Amount		Value
AGENCY NOTES*,1 — (Continued)
	Federal National Mortgage Association — (Continued)
$5,500,000	6.375% due 6/15/09	$5,617,995
5,440,000	5.125% due 7/13/09	5,530,275
		34,916,858
	TOTAL AGENCY NOTES (Cost $485,194,403)	485,194,403
REPURCHASE AGREEMENTS* — 32.6%
125,601,000	With Merrill Lynch & Co., Inc., dated 10/31/08, 0.10%, principal and interest in the amount of $125,602,047, due 11/3/08, (collateralized by a U.S. Treasury Bill with an aggregate par value of $128,114,000, coupon rate of 0.00%, due 1/15/09, market value of $128,061,687)	125,601,000
110,000,000	With UBS AG, dated 10/31/08, 0.08%, principal and interest in the amount of $110,000,733, due 11/3/08, (collateralized by a U.S. Treasury Note with an aggregate par value of $81,897,900, coupon rate of 9.25%, due 2/15/16, market value of $112,336,057)	110,000,000
	TOTAL REPURCHASE AGREEMENTS (Cost $235,601,000)	235,601,000
INVESTMENT OF SECURITY LENDING COLLATERAL* — 7.1%
51,602,000	State Street Navigator Securities Lending Prime Portfolio	51,602,000
	TOTAL INVESTMENT OF SECURITY LENDING COLLATERAL (Cost $51,602,000)	51,602,000

TOTAL INVESTMENTS (Cost $772,397,403)[6]	106.8%	$772,397,403
LIABILITIES IN EXCESS OF OTHER ASSETS	(6.8)	(48,877,774)
NET ASSETS	100.0%	$723,519,629

*  Percentages indicated are based on net assets.

1  Rate represents annualized discount yield at date of purchase.

2  Floating Rate Bond. Rate shown is as of October 31, 2008.

3  Zero Coupon Bond.

4  Securities or partial securities on loan. See Note 5.

5  Step Coupon Bond

6  Aggregate cost for federal tax purposes was $772,397,403.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Government Cash Portfolio
AGENCY DIVERSIFICATION

On October 31, 2008, agency diversification of the Portfolio was as follows (Unaudited):

	% of Net Assets	Value
AGENCIES:
Federal Home Loan Bank	52.3%	$378,354,232
Federal Home Loan Mortgage Corporation	7.9	56,800,300
Federal National Mortgage Association	4.8	34,916,858
Federal Farm Credit Bank	2.1	15,123,013
TOTAL	67.1%	$485,194,403
REPURCHASE AGREEMENTS	32.6	235,601,000
INVESTMENTS OF SECURITY LENDING COLLATERAL	7.1	51,602,000
TOTAL INVESTMENTS	106.8%	$772,397,403

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Tax-Exempt Cash Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2008

Face Amount		Value
VARIABLE/FLOATING RATE NOTES*,1 — 78.3%
	Daily Variable/Floating Rate Notes — 44.5%
$600,000	Allegheny County, Pennsylvania, Higher Education Building Authority Revenue, Carnegie Mellon University, (SPA: Landesbank Hessen-Thuerigen), 0.75% due 12/1/33	$600,000
3,720,000	California Housing Finance Agency Revenue, Multi-Family Housing, Series B, (LOC: Landesbank Hessen-Thuerigen), 1.79% due 2/1/31	3,720,000
2,080,000	California Housing Finance Agency Revenue, Multi-Family Housing, Series D (SPA: Landesbank Hessen-Thuerigen), 1.40% due 2/1/31	2,080,000
1,830,000	Charlotte, Mecklenburg Hospital Authority, North Carolina Health Care System Revenue, Carolinas Healthcare, Series D (SPA: Bank of America), 0.97% due 1/15/26	1,830,000
2,925,000	Clark County, Nevada, School District Revenue, Series B, (SPA: Bayerische Landesbank), (FSA Insured), 2.00% due 6/15/21	2,925,000
1,135,000	Colorado Educational & Cultural Facilities Authority Revenue, National Jewish Federal Building Program (LOC: Bank of America), 1.25% due 2/1/35	1,135,000
3,800,000	Colorado Educational & Cultural Facilities Authority Revenue, National Jewish Federal Building Program A-8 (LOC: Bank of America.), 1.25% due 9/1/35	3,800,000
3,900,000	Connecticut State Health & Educational Facilities Authority Revenue, Edgehill Project, Series C (LOC: KBC Bank NV), 2.79% due 7/1/27	3,900,000
3,800,000	Connecticut State Health & Educational Facilities Authority Revenue, Yale University, Series V-2, 0.70% due 7/1/36	3,800,000
5,335,000	Connecticut State Health & Educational Facilities Authority Revenue, Yale University, Series Y-2, 0.70% due 7/1/35	5,335,000
6,175,000	Cuyahoga County, Ohio, Hospital Revenue, University Hospitals of Cleveland (LOC: J.P. Morgan Chase), 1.09% due 1/1/16	6,175,000
22,630,000	Delaware County, Pennsylvania, Industrial Development Authority, Airport Facilities Revenue, United Parcel Service Project, DATES, 1.09% due 12/1/15	22,630,000

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Tax-Exempt Cash Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Face Amount		Value
VARIABLE/FLOATING RATE NOTES*,1 — (Continued)
	Daily Variable/Floating Rate Notes — (Continued)
	East Baton Rouge Parish, Louisiana, Pollution Control Revenue, ExxonMobil Corp. Project :
$11,565,000	0.60% due 11/1/19	$11,565,000
6,000,000	0.54% due 3/1/22	6,000,000
2,200,000	Farmington, New Mexico, Pollution Control Revenue, Arizona Public Service Co., Series A, (LOC: Barclays Bank PLC), 1.05% due 5/1/24	2,200,000
3,395,000	Geisinger Authority, Pennsylvania, Health System Revenue, Series A (SPA: Bank of America), 0.80% due 5/15/35	3,395,000
2,700,000	Geisinger Authority, Pennsylvania, Health System, Geisinger Health System, Series A (SPA: Bank of America), 1.00% due 11/15/32	2,700,000
10,100,000	Gulf Coast Waste Disposal Authority, Texas Pollution Control Revenue, Amoco Oil, 0.80% due 10/1/17	10,100,000
	Gulf Coast Waste Disposal Authority, Texas Pollution Control Revenue, Exxon Project :
1,700,000	0.54% due 6/1/20	1,700,000
965,000	0.54% due 10/1/24	965,000
4,900,000	Harris County, Texas, Industrial Development Corp., Pollution Control Revenue, ExxonMobil Corp., 0.54% due 3/1/24	4,900,000
7,100,000	Idaho Health Facilities Authority Revenue, St. Lukes Regional Medical Center Project, (SPA: Bayerische Landesbank), (FSA Insured), 4.00% due 7/1/35	7,100,000
6,600,000	Idaho Health Facilities Authority Revenue, St. Lukes Regional Medical Center, (FSA Insured), 3.45% due 7/1/30	6,600,000
10,525,000	Illinois Finance Authority Revenue, OSF Healthcare System-G, (LOC: Wachovia Bank), 6.00% due 11/15/24	10,525,000
900,000	Irvine Ranch, California, Water District Number 248, Series A (LOC: Landesbank Hessen-Thuerigen), 0.60% due 11/15/13	900,000
800,000	Irvine Ranch, California, Water District Numbers 105, 140, 240 & 250 (LOC: State Street Bank & Trust Co.), 0.60% due 1/1/21	800,000

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Tax-Exempt Cash Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Face Amount		Value
VARIABLE/FLOATING RATE NOTES*,1 — (Continued)
	Daily Variable/Floating Rate Notes — (Continued)
$1,000,000	Irvine Ranch, California, Water District, Capital Improvement Project (LOC: Landesbank Baden-Wurttemberg), 0.79% due 8/1/16	$1,000,000
9,005,000	Irvine Ranch, California, Water District, General Obligation, (LOC: Landesbank Baden-Wurttemberg), 0.79% due 6/1/15	9,005,000
100,000	Irvine, California, Improvement Board Act of 1915, Assessment District 00-18, Series A, (LOC: Bank of New York), 0.60% due 9/2/26	100,000
5,980,000	Irvine, California, Improvement Board Act of 1915, Assessment District 07-22, Series A (LOC: KBC Bank NV), 0.60% due 9/2/32	5,980,000
4,500,000	Jackson County, Mississippi, Pollution Control Revenue, Refunding, Chevron USA Inc. Project, 1.20% due 6/1/23	4,500,000
3,000,000	Jackson County, Mississippi, Port Facilities Revenue, Chevron USA, Inc. Project, 0.75% due 6/1/23	3,000,000
6,990,000	Joliet, Illinois, Regional Port District, Marine Terminal Revenue, ExxonMobil Corp. Project, 0.54% due 10/1/24	6,990,000
15,000,000	Kansas State Department of Transportation, Highway Liquidity Provider Revenue, Series B-1, Pooled Money Investment Board, 0.74% due 9/1/20	15,000,000
15,910,000	Kansas State Department of Transportation, Highway Liquidity Provider Revenue, Series B-2, Pooled Money Investment Board, 0.74% due 9/1/20	15,910,000
3,600,000	Lincoln County, Wyoming, Pollution Control Revenue, ExxonMobil Corp. Project, 0.60% due 8/1/15	3,600,000
9,910,000	Lincoln County, Wyoming, Pollution Control Revenue, ExxonMobil Corp. Project, Series A, DATES, 0.54% due 11/1/14	9,910,000
2,175,000	Lincoln County, Wyoming, Pollution Control Revenue, ExxonMobil Corp. Project, Series B, 0.54% due 11/1/14	2,175,000

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Tax-Exempt Cash Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Face Amount		Value
VARIABLE/FLOATING RATE NOTES*,1 — (Continued)
	Daily Variable/Floating Rate Notes — (Continued)
$3,000,000	Lincoln County, Wyoming, Pollution Control Revenue, ExxonMobil Corp. Project, Series C, DATES, 0.54% due 11/1/14	$3,000,000
4,500,000	Lincoln County, Wyoming, Pollution Control Revenue, ExxonMobil Corp. Project, Series D, 0.54% due 11/1/14	4,500,000
6	Los Angeles, California, Regional Airports Improvement Corp., Lease Revenue, Sublease - Los Angeles International Airport, LAX Two Corp., (LOC: Societe Generale), 1.69% due 12/1/25	6
1,000,000	Massachusetts State Development Finance Agency, Revenue, Boston University, Series U-6A (LOC: Bank of America), 0.70% due 10/1/42	1,000,000
8,875,000	Massachusetts State Health & Educational Facilities Authority Revenue, Amherst College Project, Series J-2, 0.74% due 11/1/35	8,875,000
4,200,000	Massachusetts State Health & Educational Facilities Authority Revenue, Harvard University, Series R, 0.70% due 11/1/49	4,200,000
1,125,000	Massachusetts State Water Resource Authority, Revenue Bonds, Refunding, Subseries D, (LOC: Landesbank Baden-Wurhemberg), 0.70% due 8/1/17	1,125,000
2,300,000	Massachusetts State, Central Artery, Series A, (SPA: Landesbank Baden-Wurttemberg), 1.15% due 12/1/30	2,300,000
6,900,000	Massachusetts State, Consumer Loans, Series B, General Obligation Unlimited (SPA: Bank of America), 1.15% due 3/1/26	6,900,000
10,000,000	Mecklenburg County, North Carolina, Certificate Participation, Series A, (SPA: Landesbank Hessen-Thuerigen), 1.25% due 2/1/27	10,000,000
2,325,000	Metropolitan Water District, Southern California Waterworks Revenue, Series B-2, (SPA: Citibank), 0.90% due 7/1/28	2,325,000
15,100,000	Metropolitan Water District, Southern California Waterworks Revenue, Series B-3, (SPA: BNP Paribas), 0.60% due 7/1/35	15,100,000

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Tax-Exempt Cash Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Face Amount		Value
VARIABLE/FLOATING RATE NOTES*,1 — (Continued)
	Daily Variable/Floating Rate Notes — (Continued)
$1,800,000	Missouri State Health & Educational Facilities Authority, Educational Facilities Revenue, St. Louis University, Series A-1, (LOC: Wells Fargo Bank), 1.20% due 10/1/35	$1,800,000
2,800,000	Missouri State Health & Educational Facilities Authority, Educational Facilities Revenue, Washington University, Series C, (SPA: J.P. Morgan Chase), 1.25% due 3/1/40	2,800,000
1,575,000	Missouri State Health & Educational Facilities Authority, Educational Facilities Revenue, Washington University, Series D, (SPA: J.P. Morgan Chase), 1.25% due 9/1/30	1,575,000
2,150,000	Mobile County, Alabama, Industrial Development Authority, Pollution Control Revenue, ExxonMobil Project, 0.80% due 7/15/32	2,150,000
15,700,000	Montgomery, Alabama, Industrial Development Board, Pollution Control and Solid Waste Disposal Revenue, General Electric Project, 0.80% due 5/1/21	15,700,000
18,000,000	Mount Vernon, Indiana, Pollution Control and Solid Waste Disposal Revenue, General Electric Project, 0.80% due 12/1/14	18,000,000
1,200,000	New Hampshire Health & Education Facilities Authority Revenue, Dartmouth College, Series A, (SPA: J.P. Morgan Chase), 0.45% due 6/1/31	1,200,000
15,995,000	New Jersey Economic Development Authority Revenue, Stolthaven Perth Amboy Project, Series A, (LOC: Citibank), 0.85% due 1/15/18	15,995,000
900,000	New Jersey State Educational Facilities Authority Revenue, Princeton University, Series B, 0.40% due 7/1/21	900,000
1,125,000	New Jersey State Educational Facilities Authority Revenue, Princeton University, Series F, 0.36% due 7/1/23	1,125,000
800,000	New York City, New York, General Obligations, Subseries B-2, (LOC: J.P. Morgan Chase), 0.59% due 8/15/21	800,000
18,835,000	New York City, Metropolitan Transportation Authority Revenue, Series G (LOC: BNP Paribas), 0.59% due 11/1/26	18,835,000

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Tax-Exempt Cash Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Face Amount		Value
VARIABLE/FLOATING RATE NOTES*,1 — (Continued)
	Daily Variable/Floating Rate Notes — (Continued)
	New York City, New York, General Obligation Unlimited, Subseries B-2, (LOC: J.P. Morgan Chase) :
$5,140,000	0.59% due 8/15/18	$5,140,000
3,700,000	0.59% due 8/15/19[1]	3,700,000
5,265,000	0.59% due 8/15/20	5,265,000
2,400,000	New York City, New York, General Obligations, Subseries A-10, (LOC: J.P. Morgan Chase), 0.59% due 8/1/16	2,400,000
2,200,000	New York City, New York, General Obligations, Subseries A-8, (LOC: J.P. Morgan Chase), 0.85% due 8/1/18	2,200,000
3,610,000	New York City, New York, General Obligations, Subseries E-2, (LOC: J.P. Morgan Chase), 1.15% due 8/1/21	3,610,000
1,765,000	New York City, New York, Municipal Water Finance Authority, Water & Sewer System Revenue, Series F, Subseries F-2, (SPA: Bayerische Landesbank), 1.14% due 6/15/35	1,765,000
4,300,000	New York City, New York, Transitional Finance Authority Revenue, Future Tax, Subseries C-4, (SPA: Landesbank Hessen-Thuerigen), 1.14% due 8/1/31	4,300,000
2,500,000	New York City, New York, Transitional Finance Authority Revenue, NYC Recovery, Series 1, Subseries 1D, (SPA: Landesbank Hessen-Thuerigen), 1.15% due 11/1/22	2,500,000
2,250,000	New York City, New York, Transitional Finance Authority, NYC Recovery, Series 3, Subseries 3-E (SPA: Landesbank Baden-Wurttemberg), 1.15% due 11/1/22	2,250,000
3,100,000	New York State Environmental Facilities Corp., Solid Waste Disposal Revenue, General Electric Project, 0.80% due 7/1/19	3,100,000
5,000,000	Ohio State, Air Quality Development Authority Revenue, Pollution Control, (LOC: Barclays Bank PLC), 1.20% due 7/1/19	5,000,000
6,000,000	Peninsula Ports Authority, Virginia, Coal Revenue Refunding, Dominion Terminal Associates, Term PJ-C, (LOC: Citibank), 0.74% due 7/1/16	6,000,000

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Tax-Exempt Cash Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Face Amount		Value
VARIABLE/FLOATING RATE NOTES*,1 — (Continued)
	Daily Variable/Floating Rate Notes — (Continued)
$17,250,000	Pennsylvania, State Turnpike Commission Revenue, Series Q, (SPA: Westdeutsche Landesbank Gironzentrale, Bayerische Landesbank, & Landesbank Baden Wurtemburg), 1.30% due 6/1/27	$17,250,000
8,500,000	Port Arthur, Texas, Navigation District Revenue, Refunding, Texaco Inc. Project, 0.75% due 10/1/24	8,500,000
2,400,000	San Antonio, Texas, Education Facilities Corp. Revenue, Higher Education, Trinity University (SPA: Bank of America), 1.25% due 6/1/33	2,400,000
2,135,000	Sublette County, Wyoming, Pollution Control Revenue, ExxonMobil Corp. Project, 0.60% due 11/1/14	2,135,000
5,687,000	Texas Water Development Board Revenue, Series A (SPA: J.P. Morgan Chase), 1.00% due 7/15/19	5,687,000
14,800,000	Uinta County, Wyoming, Pollution Control Revenue, Amoco Project, 0.80% due 7/1/26	14,800,000
775,000	Uinta County, Wyoming, Pollution Control Revenue, Chevron USA Inc. Project, 0.75% due 4/1/10	775,000
6,400,000	Uinta County, Wyoming, Pollution Control Revenue, Chevron USA, Inc. Project, 1.20% due 8/15/20	6,400,000
1,700,000	Union County, New Jersey, Industrial Pollution Financing Authority and Control, ExxonMobil Project, 0.45% due 10/1/24	1,700,000
24,000,000	University of California Regents Medical Center, Series B-2 (SPA: Bank of New York 50% & California Public Employees' Retirement System 25% & California State Teachers' Retirement System 25%), 0.79% due 5/15/32	24,000,000
6,700,000	University of Michigan, Revenue Bond, Series A, 0.74% due 4/1/38	6,700,000
7,780,000	University of North Carolina at Chapel Hill, Hospital Revenue, UPDATES, Series A, (SPA: Landesbank Hessen-Thuerigen), 1.69% due 2/15/31	7,780,000

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Tax-Exempt Cash Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Face Amount		Value
VARIABLE/FLOATING RATE NOTES*,1 — (Continued)
	Daily Variable/Floating Rate Notes — (Continued)
$500,000	Valdez City, Arkansas, Revenue Bonds, ExxonMobil Pipeline Co. Project, Series B, 0.80% due 12/1/33	$500,000
	Valdez, Alaska, Marine Terminal Revenue, ExxonMobil Pipeline Co. Project :
5,825,000	0.54% due 10/1/25	5,825,000
3,500,000	0.54% due 12/1/29	3,500,000
3,200,000	Virginia College Building Authority, Virginia, Educational Facilities Revenue, 21st Century College, Series B, (SPA: Wachovia Bank), 1.25% due 2/1/26	3,200,000
1,400,000	Virginia College Building Authority, Virginia, Educational Facilities Revenue, 21st Century College, Series C, (SPA: Wachovia Bank), 1.25% due 2/1/26	1,400,000
1,100,000	Washington State, Housing Finance Commission, Non Profit Housing Revenue, Franke Tobey Jones Project, (LOC: Wells Fargo Bank), 1.15% due 9/1/33	1,100,000
	Total Daily Variable/Floating Rate Notes (Cost $505,637,006)	505,637,006
	Weekly Variable/Floating Rate Notes — 33.8%
2,625,000	Baltimore, Maryland, Industrial Development Authority, Baltimore Capital Acquisition, (LOC: Bayerische Landesbank), 1.85% due 8/1/16	2,625,000
5,605,000	Bexar County, Texas, Housing Finance Corp., Multi Family Housing Revenue, AAMHA LLC Project, (FNMA Insured), 1.77% due 12/15/25	5,605,000
7,860,000	California Housing Finance Agency Revenue, Multi Family Housing III, Series D, (SPA: FNMA), 2.25% due 2/1/35	7,860,000
2,650,000	California Housing Finance Agency Revenue, Multi Family Housing, Series B (SPA: FNMA), 1.60% due 2/1/35	2,650,000
2,110,000	California Housing Finance Agency, Revenue Bonds, Multi Family Housing III, Series D, (SPA: FNMA), 2.25% due 8/1/22	2,110,000
1,100,000	Cary, North Carolina, General Obligation Unlimited, Public Improvement, ( SPA: Bank Of New York), 1.46% due 6/1/27	1,100,000

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Tax-Exempt Cash Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Face Amount		Value
VARIABLE/FLOATING RATE NOTES*,1 — (Continued)
	Weekly Variable/Floating Rate Notes — (Continued)
$6,535,000	Charlotte, North Carolina, Certificate Participation, Central Yard Project, Series A, (SPA: Bank of America), 1.52% due 3/1/25	$6,535,000
3,980,000	Charlotte, North Carolina, Water & Sewer System Revenue, Refunding, Series C, (SPA: Bank of America), 1.78% due 6/1/25	3,980,000
900,000	Colorado Educational & Cultural Facility Authority Revenue, Boulder Country Day School, (LOC: Wells Fargo Bank.), 1.65% due 9/1/24	900,000
800,000	Colorado Educational & Cultural Facility Authority Revenue, Regis Jesuit High School Project, (LOC: Wells Fargo Bank.), 1.65% due 12/1/33	800,000
5,426,000	Colorado Educational and Cultural Facilities Authority Revenue, Nature Conservancy Project A, 2.00% due 7/1/27	5,426,000
4,100,000	Colorado Health Facilities Authority Revenue, Exempla Inc, Series B, ( LOC: U.S. Bank), 2.00% due 1/1/33	4,100,000
10,150,000	Colorado Housing and Finance Authority, Revenue Bonds, Class I, (SPA: FHLB), 2.00% due 4/1/20	10,150,000
8,110,000	Colorado Housing and Finance Authority, Revenue Bonds, Class I, Series A2, (SPA: Landesbank Hessen-Thuerigen), 2.50% due 5/1/31	8,110,000
21,215,000	Colorado Springs, Colorado, Utilities Revenue, Sub Lien, Series A, (SPA: State Street Bank & Trust Co.), 1.75% due 11/1/35	21,215,000
1,400,000	Colton, California, Redevelopment Agency, Multi Family Housing Revenue, Series A, (LOC: Coast Federal Bank & FHLB), 2.80% due 5/1/10	1,400,000
900,000	Concord, California, Multi Family Mortgage Revenue, Arcadian, (FNMA Insured), 2.00% due 7/15/18	900,000
5,505,000	Connecticut State General Obligations, Series B (SPA: Bayerische Landesbank), 1.35% due 5/15/14	5,505,000

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Tax-Exempt Cash Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Face Amount		Value
VARIABLE/FLOATING RATE NOTES*,1 — (Continued)
	Weekly Variable/Floating Rate Notes — (Continued)
$12,100,000	Connecticut State Health & Educational Facilities Authority Revenue, Yale University, Series T-2, 1.00% due 7/1/29	$12,100,000
	Delaware Valley Regional Financial Authority, Local Government Revenue, Series A, (LOC: Bayerische Landesbank) :
1,600,000	1.80% due 12/1/18	1,600,000
1,000,000	1.80% due 12/1/20	1,000,000
3,750,000	Englewood, Colorado, Multi Family Housing Revenue, Refunding, Marks West Apartments, (FHLMC Insured), 1.75% due 12/1/26	3,750,000
1,864,000	Gwinnett County, Georgia, Development Authority Revenue, Civic & Cultural Center Project, (SPA: Landesbank Hessen-Thuerigen), 1.75% due 9/1/31	1,864,000
1,300,000	Gwinnett County, Georgia, Water and Sewer Authority Revenue, Series A, (SPA: Landesbank Hessen-Thuerigen), 1.75% due 8/1/25	1,300,000
1,640,000	Hennepin County, Minnesota, General Obligations, Series A, (SPA: State Street Bank & Trust Co.), 1.60% due 12/1/25	1,640,000
4,000,000	Illinois Finance Authority Revenue, Alexian Brothers Health, (LOC: Bank One), 1.75% due 4/1/35	4,000,000
7,000,000	Illinois Finance Authority Revenue, OSF Healthcare System, Series E, (SPA: J.P. Morgan Chase), (FSA Insured), 2.00% due 11/15/37	7,000,000
659,000	Kern Water Bank Authority California Revenue, Series A, (LOC: Wells Fargo Bank), 1.26% due 7/1/28	659,000
3,000,000	Los Angeles, California, Community Redevelopment Agency Certificate Participation, Baldwin Hills Public & Park, (LOC: Wells Fargo Bank), 1.50% due 12/1/14	3,000,000
6,160,000	Los Angeles, California, Community Redevelopment Agency, Multi Family Housing Revenue, MET Apartments, (FNMA Insured), 1.50% due 12/15/24	6,160,000
114,936	Los Angeles, California, Multi Family Housing Revenue, Series K, (LOC: FHLB), 1.40% due 7/1/10	114,936

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Tax-Exempt Cash Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Face Amount		Value
VARIABLE/FLOATING RATE NOTES*,1 — (Continued)
	Weekly Variable/Floating Rate Notes — (Continued)
$11,100,000	Maine Health & Higher Educational Facility Authority Revenue, Bowdoin College, Series B, (LOC: State Street Bank & Trust Co.), 1.00% due 7/1/25	$11,100,000
5,000,000	Maryland State Health & Higher Educational Facilities Authority Revenue, John Hopkins University, Series B, 0.80% due 7/1/27	5,000,000
13,900,000	Massachusetts State Health & Educational Facilities Authority Revenue, Amherst College Project, Series F, 1.00% due 11/1/26	13,900,000
1,795,000	Massachusetts State Health & Educational Facilities Authority Revenue, Amherst College Project, Series I, 1.00% due 11/1/28	1,795,000
7,200,000	Massachusetts State Health & Educational Facilities Authority Revenue, Boston University Project, Series H, (LOC: State Street Bank & Trust Co.), 1.50% due 12/1/29	7,200,000
7,500,000	Massachusetts State Water Resource Authority, General Obligations, Series B, (LOC: Landesbank Hessen-Thuerigen), 1.50% due 8/1/28	7,500,000
3,045,000	Massachusetts State, Series A, General Obligation Limited (SPA: Citibank), 1.45% due 2/1/28	3,045,000
	Mecklenburg County, North Carolina, General Obligations Unlimited, Public Improvement, Series C, (SPA: Bank of America) :
1,100,000	1.49% due 2/1/11	1,100,000
1,000,000	1.49% due 2/1/17	1,000,000
1,100,000	1.49% due 2/1/19	1,100,000
1,100,000	1.49% due 2/1/20	1,100,000
2,000,000	Metropolitan Government, Nashville & Davidson County, Tennessee, Health & Educational Facilities Authority Revenue, Vanderbilt University, Series A-2, 1.00% due 10/1/44	2,000,000
6,700,000	Michigan State, University Revenue, Series A, (SPA: Landesbank Hessen-Thuerigen), 1.70% due 2/15/33	6,700,000
2,000,000	Michigan Strategic Fund Limited Obligation Revenue, Consumers Energy Co., (LOC: Wells Fargo Bank), 1.60% due 4/15/18	2,000,000

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Tax-Exempt Cash Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Face Amount		Value
VARIABLE/FLOATING RATE NOTES*,1 — (Continued)
	Weekly Variable/Floating Rate Notes — (Continued)
$2,975,000	Minneapolis, Minnesota, Multi Family Housing Revenue, St. Hedwings Assisted Project, (LOC: Wells Fargo Bank), 1.60% due 12/1/27	$2,975,000
950,000	Minneapolis, Minnesota, Revenue Bonds, University Gateway Project, Series B, (SPA: Wells Fargo Bank), 1.65% due 12/1/27	950,000
4,500,000	Minneapolis, Minnesota, Revenue, Guthrie Theater Project, Series A, (LOC: Wells Fargo Bank), 1.92% due 10/1/23	4,500,000
6,430,000	Minnesota State Higher Education Facilities Authority Revenue, Carleton College, Series 5G, (SPA: Wells Fargo Bank), 1.65% due 11/1/29	6,430,000
805,000	Modesto, California, Multi Family Housing Revenue, Shadowbrook Apartments, Series A (FNMA Insured), 1.65% due 5/15/31	805,000
740,000	Nassau County, New York, General Obligation Unlimited, Series A, (LOC: Bank of America), 1.00% due 12/1/23	740,000
11,020,000	New Hampshire Health & Education Facilities Authority Revenue, Dartmouth College, (SPA: J.P. Morgan Chase), 1.60% due 6/1/32	11,020,000
6,200,000	New York City, New York, City Housing Development Corp., Multi Family Rental Housing Revenue, 90 Washington Street, Series A, (FNMA Insured), 1.00% due 2/15/35	6,200,000
5,100,000	New York City, New York, City Housing Development Corp., Multi Family Rental Housing Revenue, Carnegie Park, Series A, (FNMA Insured) 1.35% due 11/15/19	5,100,000
7,600,000	New York City, New York, City Transitional Finance Authority Revenue, Future Tax, Series A-1, (SPA: Westdeutsche Landesbank), 2.65% due 11/15/28	7,600,000
6,300,000	New York State Housing Finance Agency Revenue, North End, Series A, (FNMA Insured), 1.80% due 11/15/36	6,300,000
3,400,000	North Carolina Educational Facilities Finance Agency Revenue, Duke University Project, Series A, 1.10% due 6/1/27	3,400,000

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Tax-Exempt Cash Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Face Amount		Value
VARIABLE/FLOATING RATE NOTES*,1 — (Continued)
	Weekly Variable/Floating Rate Notes — (Continued)
$4,380,000	North Carolina Educational Facilities Finance Agency Revenue, Duke University Project, Series B, 1.10% due 12/1/21	$4,380,000
5,000,000	North Carolina State, General Obligation Unlimited, Series D, (SPA: Landesbank Baden Wurtemburg), 2.00% due 6/1/19	5,000,000
10,700,000	Ohio State University General Receipts, 1.00% due 12/1/21	10,700,000
	Ohio State University General Receipts, Series B :
7,475,000	1.00% due 12/1/19	7,475,000
6,090,000	1.00% due 12/1/29	6,090,000
500,000	Purdue University, Indiana, University Revenues, Student Facilities System, Series C, 1.00% due 7/1/32	500,000
664,000	Roseville, Minnesota, Commercial Development Revenue, Berger Transfers & Storage, Series F, (LOC: Wells Fargo Bank), 1.60% due 12/1/15	664,000
13,400,000	Seattle, Washington, Municipal Light & Power Revenue (LOC: J.P. Morgan Chase), 1.50% due 11/1/18	13,400,000
2,200,000	Seattle, Washington, Municipal Light & Power Revenue, (LOC: J.P. Morgan Chase), 1.41% due 6/1/21	2,200,000
11,500,000	Seattle, Washington, Municipal Light & Power Revenue, Series A, (LOC: J.P. Morgan Chase), 1.50% due 5/1/16	11,500,000
10,300,000	Seattle, Washington, Water Systems Revenue (LOC: Bayerische Landesbank), 1.50% due 9/1/25	10,300,000
4,495,000	South Dakota Housing Development Authority Revenue, Home Ownership Meeting, Series C-2 (SPA: Landesbank Hessen-Thuerigen), 2.00% due 5/1/32	4,495,000
6,675,000	South Dakota Housing Development Authority, Revenue Bonds, Homeownership, Series D, (SPA: Landesbank Hessen-Thuerigen), 2.00% due 11/1/31	6,675,000
1,000,000	State of North Carolina, General Obligation Unlimited, Series C, (SPA: Bayerische Landesbank), 1.80% due 6/1/19	1,000,000

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Tax-Exempt Cash Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Face Amount		Value
VARIABLE/FLOATING RATE NOTES*,1 — (Continued)
	Weekly Variable/Floating Rate Notes — (Continued)
$5,000,000	University of Michigan, Revenue Bonds, Series B, 1.00% due 4/1/28	$5,000,000
2,000,000	University of Texas, University Revenue, Financing System, Series B, 1.00% due 8/1/33	2,000,000
6,875,000	Washington State Health Care Facilities Authority Revenue, Multi Care Health Systems, Series C, (SPA: U.S. Bank), (FSA insured), 2.00% due 8/15/41	6,875,000
12,600,000	Washington State, Housing Finance Commission, Single Family Program, (SPA: State Street Bank & Trust Co.), 2.00% due 6/1/48	12,600,000
4,030,000	Westminster, Colorado, Multi Family Revenue, Refunding, Warwick Station Apartments, (FHLMC Insured), 1.75% due 12/1/23	4,030,000
1,220,000	Wisconsin State Health & Educational Facilities Authority Revenue, Goodwill Industries of North Central Wisconsin, (LOC: Wells Fargo Bank), 1.65% due 11/1/25	1,220,000
5,945,000	Wyoming Community Development Authority, Wyoming, Revenue Bonds, Single Family Mortgage, Series A, (LOC: Westdeutsche Landesbank), 3.00% due 12/1/35	5,945,000
3,000,000	Wyoming Community Development Authority, Wyoming, Revenue Bonds, Single Family Mortgage, Series A, (SPA: Westdeutsche Landesbank), 3.00% due 12/1/32	3,000,000
3,900,000	Wyoming Community Development Authority, Wyoming, Revenue Bonds, Single Family Mortgage, Series B, 2.25% due 12/1/33	3,900,000
	Total Weekly Variable/Floating Rate Notes (Cost $384,667,936)	384,667,936
	TOTAL VARIABLE/FLOATING RATE NOTES (Cost $890,304,942)	890,304,942
FIXED RATE NOTES* — 2.7%
2,000,000	Massachusetts State, Revenue Anticipation Notes, Series C, 4.00% due 5/29/09	2,020,329
3,265,000	Minneapolis, Minnesota, Tax Increment, Series E, Prerefunded, 3/1/09 @ 100 5.00% due 3/1/13	3,300,329

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Tax-Exempt Cash Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2008

Face Amount		Value
FIXED RATE NOTES* — (Continued)
$5,000,000	New Jersey State, Tax & Revenue Anticipation Notes, Series A, 3.00% due 6/25/09	$5,045,802
4,200,000	Oregon, Tri-County Metropolitan Transportation District, Revenue Bond, Series 1, (LOC: U.S Bank), Prerefunded, 6/1/09 @ 101 5.40% due 6/1/19	4,335,733
5,000,000	Pennsylvania, State Turnpike Commission, Turnpike Revenue, Anticipation Notes, 4.00% due 7/31/09	5,049,423
1,160,000	State of Minnesota, General Obligation Unlimited, Prerefunded, 11/1/08 @ 100 5.00% due 11/1/17	1,160,879
10,000,000	Texas State, Tax & Revenue Anticipation Notes, 3.00% due 8/28/09	10,117,288
	TOTAL FIXED RATE NOTES (Cost $31,029,783)	31,029,783

TOTAL INVESTMENTS (Cost $921,334,725)[2]	81.0%	$921,334,725
OTHER ASSETS IN EXCESS OF LIABILITIES	19.0	215,820,960
NET ASSETS	100.0%	$1,137,155,685

*  Percentages indicated are based on net assets.

1  Demand Security; payable upon demand by the Fund with usually no more than thirty (30) calendar day's notice. The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflect the next interest rate reset date or, when applicable, the final maturity date.

2  Aggregate cost for federal tax purposes was $921,334,725.

Abbreviations:

DATES — Daily Adjustable Tax-Exempt Securities

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FSA — Financial Security Assurance

LOC — Letter of Credit

SPA — Stand-By Purchase Agreement

UPDATES — Unit Price Demand Adjustable Tax-Exempt Securities

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Tax-Exempt Cash Portfolio
COUPON TYPE

On October 31, 2008, coupon type of the Portfolio was as follows (Unaudited):

	% of Net Assets	Value
COUPON TYPE:
Variable/Floating Rate Notes	78.3%	$890,304,942
Fixed Rate Notes	2.7	31,029,783
TOTAL INVESTMENTS	81.0%	$921,334,725

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Core Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2008

Face Amount		Value
AGENCY NOTES* — 8.6%
	Federal Home Loan Bank — 8.6%
$1,000,000	4.375% due 3/17/10[1]	$1,015,050
2,500,000	5.00% due 9/18/09	2,540,215
10,000,000	4.25% due 11/20/09	10,108,570
7,000,000	3.375% due 2/27/13[1]	6,765,556
		20,429,391
	TOTAL AGENCY NOTES (Cost $20,552,172)	20,429,391
MORTGAGE-BACKED SECURITIES*,2 — 32.0%
	Federal Home Loan Mortgage Corporation — 9.9%
313	# G10753, 6.50% due 9/1/09	315
4,794	# G00807, 9.50% due 3/1/21	4,931
3,865,352	# G12342, 5.50% due 8/1/21	3,855,397
1,176,999	# J03604, 5.50% due 10/1/21	1,172,864
704,271	# J03649, 5.50% due 10/1/21	701,796
1,973,273	# G12442, 6.00% due 11/1/21	1,986,666
2,536,803	# J03536, 5.50% due 11/1/21	2,527,891
1,423,511	# G18163, 5.50% due 1/1/22	1,418,510
124,900	# D78677, 8.00% due 3/1/27	132,106
50,267	# D84894, 8.00% due 12/1/27	53,131
1,270,714	# C00742, 6.50% due 4/1/29	1,299,782
622,369	# A57845, 7.00% due 2/1/37	638,816
3,811,514	# A68937, 6.00% due 11/1/37	3,806,988
2,637,134	# A68332, 5.50% due 11/1/37	2,573,238
3,618,159	# A70446, 5.00% due 12/1/37	3,425,341
		23,597,772
	Federal National Mortgage Association — 12.9%
8,501	# 313815, 6.50% due 1/1/11	8,520
70,647	# 535729, 6.50% due 2/1/16	72,409
61,537	# 535962, 6.50% due 5/1/16	63,101
35,170	# 595134, 6.50% due 7/1/16	36,063
254,055	# 596498, 6.00% due 7/1/16	257,053
35,780	# 608777, 6.50% due 10/1/16	36,689
529,294	# 625990, 5.50% due 12/1/16	532,066
67,040	# 643340, 6.50% due 3/1/17	68,723
127,657	# 555016, 6.50% due 10/1/17	130,900
1,134,516	# 686230, 5.50% due 2/1/18	1,137,621
1,266,782	# 254685, 5.00% due 4/1/18	1,250,214
1,197,341	# 740449, 5.50% due 9/1/18	1,200,618
981,691	# 768557, 5.50% due 2/1/19	984,378
344,016	# 255159, 5.50% due 3/1/19	344,958

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Core Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Face Amount		Value
MORTGAGE-BACKED SECURITIES*,2 — (Continued)
	Federal National Mortgage Association — (Continued)
$10,885	# 313796, 9.50% due 2/1/21	$11,985
8,588	# 125275, 7.00% due 3/1/24	8,952
55,588	# 313795, 9.50% due 1/1/25	61,648
165,412	# 373328, 8.00% due 3/1/27	174,500
164,612	# 390895, 8.00% due 6/1/27	173,656
52,262	# 395715, 8.00% due 8/1/27	55,133
279,882	# 397602, 8.00% due 8/1/27	295,259
31,784	# 405845, 8.00% due 11/1/27	33,531
9,292	# 499335, 6.50% due 8/1/29	9,504
33,089	# 252806, 7.50% due 10/1/29	34,790
1,965	# 523497, 7.50% due 11/1/29	2,066
12,432	# 588945, 7.00% due 6/1/31	12,875
418,082	# 607862, 7.00% due 9/1/31	432,963
103,645	# 624571, 7.00% due 3/1/32	107,291
62,115	# 656872, 6.50% due 8/1/32	63,381
113,512	# 687575, 7.00% due 2/1/33	117,394
3,262,475	# 789856, 6.00% due 8/1/34	3,267,403
866,149	# 820811, 6.00% due 4/1/35	866,375
1,902,532	# 829202, 5.00% due 7/1/35	1,804,116
1,717,566	# 826586, 5.00% due 8/1/35	1,628,718
985,704	# 867021, 7.00% due 3/1/36	1,013,800
663,902	# 256216, 7.00% due 4/1/36	682,825
4,505,534	# 898412, 5.00% due 10/1/36	4,270,354
1,392,164	# 910894, 5.00% due 2/1/37	1,319,417
1,591,993	# 912456, 6.50% due 3/1/37	1,614,729
2,940,058	# 939512, 5.00% due 6/1/37	2,786,427
3,885,422	# 959877, 5.00% due 11/1/37	3,682,392
		30,654,797
	Government National Mortgage Association — 9.2%
40,353	# 460389, 7.00% due 5/15/28	41,434
27,202	# 464049, 7.00% due 7/15/28	27,931
48,706	# 476259, 7.00% due 8/15/28	50,010
26,725	# 496632, 7.00% due 12/15/28	27,441
150,190	# 539971, 7.00% due 1/15/31	153,646
34,711	# 485264, 7.50% due 2/15/31	36,558
22,277	# 556417, 7.00% due 6/15/31	22,789
61,524	# 559304, 7.00% due 9/15/31	62,940
101,635	# 570289, 7.00% due 1/15/32	103,899
252,679	# 574687, 6.00% due 4/15/34	253,283
1,915,913	# 652486, 5.50% due 4/15/36	1,881,337
3,839,826	# 651859, 5.00% due 6/15/36	3,669,863
3,096,214	# 782150, 5.50% due 4/15/37	3,035,588

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Core Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Face Amount		Value
MORTGAGE-BACKED SECURITIES*,2 — (Continued)
	Government National Mortgage Association — (Continued)
$3,795,611	# 608508, 6.00% due 8/15/37	$3,799,932
767,835	# 662521, 6.00% due 8/15/37	768,709
3,222,331	# 677545, 6.00% due 11/15/37	3,226,000
3,848,607	# 676291, 6.00% due 12/15/37	3,852,988
953,474	# 678831, 5.00% due 1/15/38	911,121
		21,925,469
	TOTAL MORTGAGE-BACKED SECURITIES (Cost $77,188,668)	76,178,038
COLLATERALIZED MORTGAGE OBLIGATIONS* — 0.2%
358,444	Credit-Based Asset Servicing and Securitization, Series 1999-CB1-Class 1A, 6.50% due 9/25/26	276,876
150,748	Washington Mutual Mortgage Securities Corp., Series 2003-MS9-Class 1P (PO) 0.00% due 4/25/33	125,847
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $476,726)	402,723
CORPORATE NOTES* — 28.2%
7,000,000	General Electric Capital Corp., 5.875% due 2/15/12	6,666,471
8,250,000	Goldman Sachs Group, Inc., 5.125% due 1/15/15	6,846,320
7,000,000	IBM Corp., 4.75% due 11/29/12	6,768,734
10,000,000	Johnson & Johnson, 5.55% due 8/15/17[1]	9,876,210
8,200,000	JPMorgan Chase & Co., 5.15% due 10/1/15	7,139,215
8,000,000	PepsiCo, Inc., 5.00% due 6/1/18	6,911,160
7,000,000	Procter & Gamble Co. (The), 4.85% due 12/15/15[1]	6,711,789
7,000,000	United Technologies Corp., 4.875% due 5/1/15	6,378,617
6,000,000	Wal-Mart Stores, Inc., 4.55% due 5/1/13	5,853,714
4,000,000	Wal-Mart Stores, Inc., 5.80% due 2/15/18	3,838,844
	TOTAL CORPORATE NOTES (Cost $72,085,732)	66,991,074
US TREASURY NOTES/BONDS* — 27.8%
3,500,000	U.S. Treasury Bond, 8.75% due 5/15/20	4,739,767
6,000,000	U.S. Treasury Bond, 7.875% due 2/15/21	7,680,468
7,100,000	U.S. Treasury Bond, 6.125% due 8/15/29	8,421,267
1,800,000	U.S. Treasury Bond, 5.00% due 5/15/37[1]	1,982,531
9,544,080	U.S. Treasury Inflation Indexed Bonds (TIPS), 1.875% due 7/15/13	8,928,191
4,466,036	U.S. Treasury Inflation Indexed Bonds (TIPS), 1.625% due 1/15/18[1]	3,872,540

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Core Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2008

Face Amount		Value
US TREASURY NOTES/BONDS* — (Continued)
$12,000,000	U.S. Treasury Note, 4.875% due 6/30/09[1]	$12,284,064
10,000,000	U.S. Treasury Note, 2.875% due 6/30/10[1]	10,228,910
3,500,000	U.S. Treasury Note, 4.50% due 11/30/11[1]	3,779,727
4,300,000	U.S. Treasury Note, 2.75% due 2/28/13[1]	4,359,460
	TOTAL US TREASURY NOTES/BONDS (Cost $67,106,332)	66,276,925
REPURCHASE AGREEMENTS* — 2.1%
5,000,000	With Merrill Lynch & Co., Inc., dated 10/31/08, 0.100%, principal and interest in the amount of $5,000,042, due 11/3/08, (collateralized by U.S. Treasury Bill with an aggregate par value of $5,100,000, coupon rate of 0.00%, due 1/15/09, market value of $5,097,297)	5,000,000
5,339	With State Street Bank and Trust Co., dated 10/31/08, 0.07%, principal and interest in the amount of $5,339, due 11/3/08, (collateralized by a FG security with a par value of $7,546, coupon rate of 5.999%, due 1/1/37, market value of $7,666)	5,339
	TOTAL REPURCHASE AGREEMENTS (Cost $5,005,339)	5,005,339
INVESTMENT OF SECURITY LENDING COLLATERAL* — 20.6%
49,118,997	State Street Navigator Securities Lending Prime Portfolio	49,118,997
	TOTAL INVESTMENT OF SECURITY LENDING COLLATERAL (Cost $49,118,997)	49,118,997

TOTAL INVESTMENTS (Cost $291,533,966)[3]	119.5%	$284,402,487
LIABILITIES IN EXCESS OF OTHER ASSETS	(19.5)	(46,458,176)
NET ASSETS	100.0%	$237,944,311

*  Percentages indicated are based on net assets.

1  Securities or partial securities on loan. See Note 5.

2  Represents current face amount at October 31, 2008.

3  Aggregate cost for federal tax purposes was $291,533,966.

Abbreviations:

FG — Freddie Mac Gold

PO — Principal Only

TIPS — Treasury Inflation Protected Security

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Core Fixed Income Portfolio
SECTOR DIVERSIFICATION

On October 31, 2008, sector diversification of the Portfolio was as follows (Unaudited):

	% of Net Assets	Value
SECTOR:
Corporate	28.2%	$66,991,074
US Treasury Notes/Bonds	27.8	66,276,925
Federal National Mortgage Association	12.9	30,654,797
Federal Home Loan Mortgage Corporation	9.9	23,597,772
Government National Mortgage Association	9.2	21,925,469
Federal Home Loan Bank	8.6	20,429,391
Collateralized Mortgage Obligations	0.2	402,723
TOTAL	96.8%	$230,278,151
REPURCHASE AGREEMENTS	2.1	5,005,339
INVESTMENTS OF SECURITY LENDING COLLATERAL	20.6	49,118,997
TOTAL INVESTMENTS	119.5%	$284,402,487

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Strategic Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2008

Shares		Value
COMMON STOCKS* — 98.8%
	Aerospace & Defense — 2.9%
33,045	Lockheed Martin Corp.	$2,810,477
	Beverages — 2.6%
44,660	PepsiCo, Inc.	2,546,067
	Capital Markets — 2.3%
33,530	Franklin Resources, Inc.	2,280,040
	Commercial Banks — 1.9%
36,530	Bank of Hawaii Corp.	1,852,436
	Communications Equipment — 3.6%
155,765	Cisco Systems, Inc.[1,2]	2,767,944
50,060	Nokia OYJ, Sponsored ADR	759,911
		3,527,855
	Computers & Peripherals — 6.4%
12,760	Apple, Inc.[1,2]	1,372,848
59,859	Hewlett-Packard Co.	2,291,403
27,500	International Business Machines Corp.	2,556,675
		6,220,926
	Diversified Consumer Services — 2.4%
26,407	ITT Educational Services, Inc.[1]	2,314,574
	Diversified Financial Services — 2.1%
50,100	J.P. Morgan Chase & Co.	2,066,625
	Electric Utilities — 2.3%
64,200	Edison International	2,284,878
	Electronic Equipment, Instruments & Components — 4.2%
75,240	Amphenol Corp. - Class A	2,155,626
59,725	Flir Systems, Inc.[1,2]	1,917,172
		4,072,798
	Energy Equipment & Services — 5.2%
48,090	Baker Hughes, Inc.	1,680,745
117,325	Patterson-UTI Energy, Inc.	1,556,903
50,215	Unit Corp.[1]	1,885,071
		5,122,719
	Food Products — 5.8%
64,985	HJ Heinz Co.	2,847,643

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Strategic Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Shares		Value
COMMON STOCKS* — (Continued)
	Food Products — (Continued)
56,900	Kellogg Co.	$2,868,898
		5,716,541
	Health Care Equipment & Supplies — 4.8%
39,660	Baxter International, Inc.	2,399,033
50,915	Varian Medical Systems, Inc.[1]	2,317,142
		4,716,175
	Health Care Providers & Services — 4.9%
34,445	Express Scripts, Inc.[1,2]	2,087,711
43,800	Laboratory Corp. of America Holdings[1,2]	2,693,262
		4,780,973
	Household Products — 4.2%
36,550	Colgate-Palmolive Co.	2,293,878
37,500	Energizer Holdings, Inc.[1,2]	1,832,250
		4,126,128
	Industrial Conglomerates — 1.8%
103,425	McDermott International, Inc.[1]	1,771,670
	Insurance — 9.1%
50,780	ACE, Ltd.	2,912,741
44,645	Aflac, Inc.	1,976,881
77,333	Assurant, Inc.	1,970,445
47,030	Travelers Cos., Inc. (The)	2,001,126
		8,861,193
	IT Services — 2.0%
58,275	Accenture, Ltd. - Class A	1,925,989
	Life Sciences Tools & Services — 2.8%
62,815	Waters Corp.[1,2]	2,751,297
	Media — 3.8%
71,760	McGraw-Hill Cos. (The), Inc.	1,926,038
60,400	Omnicom Group, Inc.	1,784,216
		3,710,254
	Metals & Mining — 2.1%
51,225	Nucor Corp.	2,075,125

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Strategic Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Shares/ Face Amount		Value
COMMON STOCKS* — (Continued)
	Multi-Utilities — 1.1%
28,780	Dominion Resources, Inc.	$1,044,138
	Oil, Gas & Consumable Fuels — 5.1%
28,000	Chevron Corp.	2,088,800
39,140	Exxon Mobil Corp.	2,901,057
		4,989,857
	Pharmaceuticals — 2.8%
44,080	Johnson & Johnson	2,703,867
	Professional Services — 1.9%
25,395	Dun & Bradstreet Corp.	1,871,358
	Road & Rail — 2.0%
50,850	Landstar System, Inc.	1,962,302
	Semiconductors & Semiconductor Equipment — 1.0%
42,500	Lam Research Corp.[1,2]	950,300
	Software — 2.3%
122,570	Oracle Corp.[1]	2,241,805
	Specialty Retail — 1.7%
60,535	TJX Cos., Inc. (The)	1,619,917
	Textiles, Apparel & Luxury Goods — 1.7%
78,345	Coach, Inc.[1]	1,613,907
	Trading Companies & Distributors — 2.0%
24,750	WW Grainger, Inc.	1,944,607
	TOTAL COMMON STOCKS (Cost $109,416,586)	96,476,798
REPURCHASE AGREEMENT* — 1.2%
$1,152,423	With State Street Bank and Trust Co., dated 10/31/08, 0.07%, principal and interest in the amount of $1,152,430, due 11/3/08, (collateralized by a FG security with a par value of 1,158,252, coupon rate of 5.999%, due 1/1/37, market value of $1,176,784)	1,152,423
	TOTAL REPURCHASE AGREEMENT (Cost $1,152,423)	1,152,423

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Strategic Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2008

Face Amount		Value
	INVESTMENTS OF SECURITY LENDING COLLATERAL* — 16.9%
$16,551,820	State Street Navigator Securities Lending Prime Portfolio	$16,551,820
	TOTAL INVESTMENTS OF SECURITY LENDING COLLATERAL (Cost $16,551,820)	16,551,820

TOTAL INVESTMENTS (Cost $127,120,829)[3]	116.9%	$114,181,041
LIABILITIES IN EXCESS OF OTHER ASSETS	(16.9)	(16,476,797)
NET ASSETS	100.0%	$97,704,244

*  Percentages indicated are based on net assets.

1  Non income-producing security.

2  Securities or partial securities on loan. See Note 5.

3  Aggregate cost for federal tax purposes was $127,120,829.

Abbreviations:

ADR — American Depositary Receipt

FG — Freddie Mac Gold

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Strategic Equity Portfolio
INDUSTRY DIVERSIFICATION

On October 31, 2008, industry diversification of the Portfolio was as follows (Unaudited):

	% of Net Assets	Value
INDUSTRIES:
Insurance	9.1%	$8,861,193
Computers & Peripherals	6.4	6,220,926
Food Products	5.8	5,716,541
Energy Equipment & Services	5.2	5,122,719
Oil, Gas & Consumable Fuels	5.1	4,989,857
Health Care Providers & Services	4.9	4,780,973
Health Care Equipment & Supplies	4.8	4,716,175
Household Products	4.2	4,126,128
Electronic Equipment, Instruments & Components	4.2	4,072,798
Media	3.8	3,710,254
Communications Equipment	3.6	3,527,855
Aerospace & Defense	2.9	2,810,477
Life Sciences Tools & Services	2.8	2,751,297
Pharmaceuticals	2.8	2,703,867
Beverages	2.6	2,546,067
Diversified Consumer Services	2.4	2,314,574
Electric Utilities	2.3	2,284,878
Capital Markets	2.3	2,280,040
Software	2.3	2,241,805
Metals & Mining	2.1	2,075,125
Diversified Financial Services	2.1	2,066,625
Road & Rail	2.0	1,962,302
Trading Companies & Distributors	2.0	1,944,607
IT Services	2.0	1,925,989
Professional Services	1.9	1,871,358
Commercial Banks	1.9	1,852,436
Industrial Conglomerates	1.8	1,771,670
Specialty Retail	1.7	1,619,917
Textiles, Apparel & Luxury Goods	1.7	1,613,907
Multi-Utilities	1.1	1,044,138
Semiconductors & Semiconductor Equipment	1.0	950,300
TOTAL COMMON STOCKS	98.8%	$96,476,798
REPURCHASE AGREEMENTS	1.2	1,152,423
INVESTMENTS OF SECURITY LENDING COLLATERAL	16.9	16,551,820
TOTAL INVESTMENTS	116.9%	$114,181,041

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Small Cap Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2008

Shares		Value
COMMON STOCKS* — 98.7%
	Aerospace & Defense — 4.2%
102,770	BE Aerospace, Inc.[1]	$1,322,650
51,285	LMI Aerospace, Inc.[1,2]	783,122
39,366	Teledyne Technologies, Inc.[1,2]	1,793,908
		3,899,680
	Banking — 9.6%
45,132	Bancorpsouth, Inc.	1,095,354
35,360	Bank of Hawaii Corp.	1,793,105
15,305	City Holding Co.	640,361
52,461	Glacier Bancorp, Inc.	1,058,138
99,042	Nara Bancorp, Inc.	1,089,462
50,988	National Penn Bancshares, Inc.	863,737
27,426	SVB Financial Group[1,2]	1,411,068
91,557	Wilshire Bancorp, Inc.	1,009,874
		8,961,099
	Basic Industry — 1.4%
27,581	Silgan Holdings, Inc.	1,283,620
	Beverages, Food & Tobacco — 1.5%
45,258	J & J Snack Foods Corp.	1,419,291
	Building Materials — 0.9%
31,467	Andersons (The), Inc.	837,966
	Chemicals — 2.6%
31,467	Cytec Industries, Inc.	891,145
59,767	Tupperware Brands Corp.	1,512,105
		2,403,250
	Commercial Services — 4.3%
14,698	Huron Consulting Group, Inc.[1,2]	799,130
68,828	Korn/Ferry International[1,2]	956,021
52,655	Rent-A-Center, Inc.[1]	768,763
35,229	Watson Wyatt & Co. Holdings	1,496,176
		4,020,090
	Communications — 8.2%
130,697	ADC Telecommunications, Inc.[1,2]	828,619
143,178	Arris Group, Inc.[1]	989,360
28,834	Comtech Telecommunications Corp.[1,2]	1,396,142
87,758	Foundry Networks, Inc.[1]	1,303,206
105,240	Harmonic, Inc.[1]	748,256
50,398	InterDigital, Inc.[1,2]	1,097,669

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Small Cap Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Shares		Value
COMMON STOCKS* — (Continued)
	Communications — (Continued)
67,699	Syniverse Holdings, Inc.[1]	$1,272,741
		7,635,993
	Computer Software & Processing — 2.6%
51,680	CSG Systems International, Inc.[1,2]	859,438
62,369	Net 1 UEPS Technologies, Inc.[1]	873,166
46,590	SYNNEX Corp.[1,2]	718,884
		2,451,488
	Electric Utilities — 4.3%
47,641	Black Hills Corp.	1,202,935
47,643	El Paso Electric Co.[1]	882,348
40,687	Portland General Electric Co.	834,897
55,664	Westar Energy, Inc.	1,084,892
		4,005,072
	Electronics — 0.9%
25,952	Anixter International, Inc.[1]	872,247
	Entertainment & Leisure — 1.3%
48,393	WMS Industries, Inc.[1]	1,209,825
	Health Care — 1.5%
43,503	Emergency Medical Services[1,2]	1,429,509
	Health Care Providers — 9.3%
29,712	Amedisys, Inc.[1,2]	1,676,054
40,134	MWI Veterinary Supply, Inc.[1,2]	1,389,841
39,742	Pediatrix Medical Group, Inc.[1,2]	1,536,028
58,045	Psychiatric Solutions, Inc.[1]	1,932,318
115,340	Sun Healthcare Group, Inc.[1,2]	1,324,103
48,393	VCA Antech, Inc.[1,2]	875,913
		8,734,257
	Heavy Machinery — 1.5%
44,336	Woodward Governor Co.	1,423,186
	Home Construction, Furnishings & Appliances — 0.6%
28,911	Fossil, Inc.[1,2]	524,735
	Industrial — 4.5%
24,251	Brady Corp. - Class A	751,781
41,246	Crane Co.	675,197
55,583	Gardner Denver, Inc.[1]	1,424,037

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Small Cap Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Shares		Value
COMMON STOCKS* — (Continued)
	Industrial — (Continued)
32,396	Middleby Corp. (The)[1]	$1,308,474
		4,159,489
	Insurance — 5.4%
67,478	Max Capital Group, Ltd.	1,076,274
45,069	Platinum Underwriters Holdings, Ltd.	1,430,490
22,919	ProAssurance Corp.[1]	1,259,399
54,034	Selective Insurance Group	1,283,308
		5,049,471
	Medical Supplies — 2.2%
52,204	ICU Medical, Inc.[1,2]	1,672,094
26,500	Sirona Dental Systems, Inc.[1]	423,205
		2,095,299
	Metals — 0.6%
32,409	Carpenter Technology Corp.	586,603
	Metals & Mining — 1.0%
44,631	Belden, Inc.	930,110
	Oil & Gas — 4.2%
46,759	Complete Production Services, Inc.[1]	579,344
17,501	Dawson Geophysical Co.[1]	429,299
40,760	Mariner Energy, Inc.[1]	586,536
12,128	Oil States International, Inc.[1,2]	280,521
21,773	Swift Energy Co.[1,2]	698,478
52,179	Vectren Corp.	1,314,911
		3,889,089
	Pharmaceuticals — 4.2%
80,186	Cubist Pharmaceuticals, Inc.[1,2]	2,035,922
53,908	KV Pharmaceutical Co. - Class A1,2	916,436
25,385	OSI Pharmaceuticals, Inc.[1,2]	963,361
		3,915,719
	Real Estate Investment Trusts — 4.7%
40,168	Entertainment Properties Trust	1,504,291
171,024	Glimcher Realty Trust	896,166
122,736	Medical Properties Trust, Inc.	905,792
70,325	Omega Healthcare Investors, Inc.	1,059,798
		4,366,047

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Small Cap Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Shares		Value
COMMON STOCKS* — (Continued)
	Restaurants — 3.1%
104,914	Jack In The Box, Inc.[1,2]	$2,108,772
53,486	Red Robin Gourmet Burgers, Inc.[1,2]	812,452
		2,921,224
	Retailers — 1.8%
37,987	Marvel Entertainment, Inc.[1,2]	1,222,802
45,904	Perry Ellis International, Inc.[1]	449,400
		1,672,202
	Technology — 6.0%
68,797	Avocent Corp.[1,2]	1,033,331
41,175	Commscope, Inc.[1,2]	605,685
40,572	Digital River, Inc.[1,2]	1,005,374
63,104	MICROS Systems, Inc.[1,2]	1,074,661
30,715	MTS Systems Corp.	997,623
76,785	Semtech Corp.[1,2]	930,634
		5,647,308
	Telecommunications — 1.8%
32,323	Atlantic Tele-Network, Inc.	786,418
53,908	j2 Global Communications, Inc.[1]	868,997
		1,655,415
	Textiles, Clothing & Fabrics — 1.7%
5,768	Deckers Outdoor Corp.[1]	489,473
70,128	Interface, Inc. - Class A	494,402
24,292	Phillips-Van Heusen Corp.	595,397
		1,579,272
	Transportation — 2.8%
46,058	Excel Maritime Carriers, Ltd.	526,903
35,866	Genco Shipping & Trading, Ltd.	747,806
21,990	Gulfmark Offshore, Inc.[1,2]	813,630
23,181	Hornbeck Offshore Services, Inc.[1,2]	551,708
		2,640,047
	TOTAL COMMON STOCKS (Cost $116,735,205)	92,218,603

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Small Cap Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2008

Face Amount		Value
REPURCHASE AGREEMENT* — 1.2%
$1,159,038	With State Street Bank and Trust Co., dated 10/31/08, 0.07%, principal and interest in the amount of $1,159,045, due 11/3/08, (collateralized by a FG security with a par value of $1,165,798, coupon rate of 5.999%, due 1/1/37, market value of $1,184,451)	$1,159,038
	TOTAL REPURCHASE AGREEMENT (Cost $1,159,038)	1,159,038
INVESTMENTS OF SECURITY LENDING COLLATERAL* — 25.2%
23,554,529	State Street Navigator Securities Lending Prime Portfolio	23,554,529
	TOTAL INVESTMENTS OF SECURITY LENDING COLLATERAL (Cost $23,554,529)	23,554,529

TOTAL INVESTMENTS (Cost $141,448,772)[3]	125.1%	$116,932,170
LIABILITIES IN EXCESS OF OTHER ASSETS	(25.1)	(23,483,077)
NET ASSETS	100.0%	$93,449,093

*  Percentages indicated are based on net assets.

1  Non income-producing security.

2  Securities or partial securities on loan. See Note 5.

3  Aggregate cost for federal tax purposes was $141,918,033.

Abbreviations:

FG — Freddie Mac Gold

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Small Cap Equity Portfolio
INDUSTRY DIVERSIFICATION

On October 31, 2008, industry diversification of the Portfolio was as follows (Unaudited):

	% of Net Assets	Value
INDUSTRIES:
Banking	9.6%	$8,961,099
Health Care Providers	9.3	8,734,257
Communications	8.2	7,635,993
Technology	6.0	5,647,308
Insurance	5.4	5,049,471
Real Estate Investment Trusts	4.7	4,366,047
Industrial	4.5	4,159,489
Commercial Services	4.3	4,020,090
Electric Utilities	4.3	4,005,072
Pharmaceuticals	4.2	3,915,719
Aerospace & Defense	4.2	3,899,680
Oil & Gas	4.2	3,889,089
Restaurants	3.1	2,921,224
Transportation	2.8	2,640,047
Computer Software & Processing	2.6	2,451,488
Chemicals	2.6	2,403,250
Medical Supplies	2.2	2,095,299
Retailers	1.8	1,672,202
Telecommunications	1.8	1,655,415
Textiles, Clothing & Fabrics	1.7	1,579,272
Health Care	1.5	1,429,509
Heavy Machinery	1.5	1,423,186
Beverages, Food & Tobacco	1.5	1,419,291
Basic Industry	1.4	1,283,620
Entertainment & Leisure	1.3	1,209,825
Metals & Mining	1.0	930,110
Electronics	0.9	872,247
Building Materials	0.9	837,966
Metals	0.6	586,603
Home Construction, Furnishings & Appliances	0.6	524,735
TOTAL COMMON STOCKS	98.7%	$92,218,603
REPURCHASE AGREEMENTS	1.2	1,159,038
INVESTMENTS OF SECURITY LENDING COLLATERAL	25.2	23,554,529
TOTAL INVESTMENTS	125.1%	$116,932,170

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap Value Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2008

Shares		Value
COMMON STOCKS* — 95.7%
	Advertising — 1.8%
19,145	Omnicom Group, Inc.	$565,543
	Aerospace & Defense — 2.2%
6,710	Boeing Co.	350,732
5,950	United Technologies Corp.	327,012
		677,744
	Banking — 4.6%
9,928	BB&T Corp.	355,919
6,235	Comerica, Inc.	172,023
4,735	PNC Financial Services Group, Inc.	315,682
18,565	Regions Financial Corp.	205,886
4,105	SunTrust Banks, Inc.[1]	164,775
5,380	Zions BanCorp.	205,032
		1,419,317
	Beverages, Food & Tobacco — 7.7%
47,955	Altria Group, Inc.	920,256
6,945	Bunge, Ltd.	266,757
9,225	General Mills, Inc.	624,902
12,875	HJ Heinz Co.	564,183
		2,376,098
	Commercial Services — 1.3%
27,890	KBR, Inc.	413,888
	Computer Software & Processing — 3.2%
14,620	Automatic Data Processing, Inc.	510,969
18,740	BMC Software, Inc.[1,2]	483,867
		994,836
	Computers & Information — 1.9%
6,235	International Business Machines Corp.	579,668
	Consumer Services — 1.9%
18,190	Accenture, Ltd. - Class A	601,179
	Cosmetics & Personal Care — 2.5%
12,165	Procter & Gamble Co. (The)	785,129
	Electric Utilities — 5.0%
7,907	Dominion Resources, Inc.	286,866
18,297	Duke Energy Corp.	299,705
18,417	Edison International	655,461

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap Value Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Shares		Value
COMMON STOCKS* — (Continued)
	Electric Utilities — (Continued)
7,490	Sempra Energy	$318,999
		1,561,031
	Electrical Equipment — 1.0%
9,970	Cooper Industries, Ltd. - Class A	308,572
	Financial Services — 11.6%
18,100	Ameriprise Financial, Inc.	390,960
13,795	Franklin Resources, Inc.	938,060
28,660	Invesco, Ltd.	427,321
33,675	Nasdaq Stock Market, Inc. (The)[2]	1,093,090
24,765	NYSE Euronext	747,408
		3,596,839
	Food Retailers — 2.4%
26,720	Kroger Co. (The)	733,731
	Heavy Machinery — 2.4%
10,055	Dover Corp.	319,447
13,855	National Oilwell Varco, Inc.[2]	414,126
		733,573
	Insurance — 12.7%
10,257	ACE, Ltd.	588,342
30,774	Aetna, Inc.	765,349
17,025	Chubb Corp.	882,235
7,312	StanCorp Financial Group, Inc.	249,193
17,310	Travelers Cos., Inc. (The)	736,540
31,120	UnitedHealth Group, Inc.	738,478
		3,960,137
	Media - Broadcasting & Publishing — 2.2%
34,290	Viacom, Inc. - Class B1,2	693,344
	Oil & Gas — 9.2%
28,070	BJ Services Co.	360,699
7,058	Chevron Corp.	526,527
7,951	ConocoPhillips	413,611
6,185	Occidental Petroleum Corp.	343,515
33,414	Patterson-UTI Energy, Inc.	443,404
38,090	Valero Energy Corp.	783,892
		2,871,648

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap Value Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Shares/ Face Amount		Value
COMMON STOCKS* — (Continued)
	Pharmaceuticals — 15.5%
19,280	AmerisourceBergen Corp.	$602,885
31,140	Forest Laboratories, Inc.[2]	723,382
27,195	Herbalife, Ltd.	664,374
14,180	Johnson & Johnson	869,801
19,182	McKesson Corp.	705,706
20,985	Merck & Co., Inc.	649,486
18,805	Wyeth	605,145
		4,820,779
	Telecommunications — 6.6%
29,447	CenturyTel, Inc.	739,414
23,582	Embarq Corp.	707,460
81,893	Windstream Corp.	615,017
		2,061,891
	TOTAL COMMON STOCKS (Cost $35,725,708)	29,754,947
REPURCHASE AGREEMENT* — 2.7%
$861,195	With State Street Bank and Trust Co., dated 10/31/08, 0.07%, principal and interest in the amount of $861,200 due 11/3/08 (collateralized by a FG security with a par value of $867,746 with a coupon rate of 5.999%, due 01/1/37, market value of $881,630)	861,195
	TOTAL REPURCHASE AGREEMENT (Cost $861,195)	861,195
INVESTMENTS OF SECURITY LENDING COLLATERAL* — 4.4%
1,360,533	State Street Navigator Securities Lending Prime Portfolio	1,360,533
	TOTAL INVESTMENTS OF SECURITY LENDING COLLATERAL (Cost $1,360,533)	1,360,533

TOTAL INVESTMENTS (Cost $37,947,436)[3]	102.8%	$31,976,675
LIABILITIES IN EXCESS OF OTHER ASSETS	(2.8)	(885,305)
NET ASSETS	100.0%	$31,091,370

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap Value Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2008

*  Percentages indicated are based on net assets.

1  Securities or partial securities on loan. See Note 5.

2  Non income-producing security.

3  Aggregate cost for federal tax purposes was $38,188,180.

Abbreviations:

FG — Freddie Mac Gold

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap Value Portfolio
INDUSTRY DIVERSIFICATION

On October 31, 2008, industry diversification of the Portfolio was as follows (Unaudited):

	% of Net Assets	Value
INDUSTRIES:
Pharmaceuticals	15.5%	$4,820,779
Insurance	12.7	3,960,137
Financial Services	11.6	3,596,839
Oil & Gas	9.2	2,871,648
Beverages, Food & Tobacco	7.7	2,376,098
Telecommunications	6.6	2,061,891
Electric Utilities	5.0	1,561,031
Banking	4.6	1,419,317
Computer Software & Processing	3.2	994,836
Cosmetics & Personal Care	2.5	785,129
Food Retailers	2.4	733,731
Heavy Machinery	2.4	733,573
Media - Broadcasting & Publishing	2.2	693,344
Aerospace & Defense	2.2	677,744
Consumer Services	1.9	601,179
Computers & Information	1.9	579,668
Advertising	1.8	565,543
Commercial Services	1.3	413,888
Electrical Equipment	1.0	308,572
TOTAL COMMON STOCKS	95.7%	$29,754,947
REPURCHASE AGREEMENTS	2.7	861,195
INVESTMENTS OF SECURITY LENDING COLLATERAL	4.4	1,360,533
TOTAL INVESTMENTS	102.8%	$31,976,675

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

International Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2008

Shares		Value
COMMON STOCKS* — 99.6%
	United Kingdom — 19.8%
135,293	Anglo American PLC	$3,394,672
991,750	Aviva PLC	5,915,800
413,291	BHP Billiton PLC	7,017,908
1,107,486	BP Amoco PLC	9,027,652
1,861,622	BT Group PLC	3,498,074
1,721,000	Marks & Spencer Group PLC	6,101,227
1,037,300	Michael Page International PLC	3,359,958
468,140	National Express Group PLC	4,312,478
90,368	Premier Foods PLC	40,070
1,120,645	Prudential PLC	5,629,379
1,078,685	Rexam PLC	6,499,946
924,000	Rolls-Royce Group PLC[1]	4,888,802
94,708,156	Rolls-Royce Group PLC - Entitlement Shares[2]	152,418
2,070,616	Royal Bank of Scotland Group PLC	2,280,817
201,770	Signet Jewelers, Ltd.	2,054,019
359,295	Travis Perkins PLC[3]	1,700,532
2,393,004	Vodafone Group PLC	4,603,458
		70,477,210
	Japan — 18.4%
130,300	Astellas Pharma, Inc.	5,248,319
132,100	Daito Trust Construction Co., Ltd.	5,572,634
250,600	Hitachi Construction Machinery Co., Ltd.[3]	2,909,132
174,600	Ibiden Co., Ltd.[3]	3,266,152
241,300	JFE Holdings, Inc.[3]	6,156,858
789	KDDI Corp.	4,727,320
840,404	Kuraray Co., Ltd.	6,431,369
352,400	Mitsubishi Corp.[3]	5,906,872
1,502,000	Mitsubishi Gas Chemical Co., Inc.	5,526,905
11,475	Nintendo Co, Ltd.	3,687,010
1,278	Nippon Telegraph and Telephone Corp.	5,215,160
445,000	Ricoh Company, Ltd.	4,789,096
154,684	Toyota Motor Corp.	6,040,552
		65,477,379
	France — 13.2%
252,348	Axa	4,820,863
62,867	BNP Paribas[3]	4,539,074
66,510	Casino Guichard Perrachon[3]	4,649,239
128,628	Compagnie de Saint-Gobain[3]	4,963,340
47,890	LaFarge SA3	3,165,889
132,811	Sanofi-Aventis	8,414,514

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

International Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Shares		Value
COMMON STOCKS* — (Continued)
	France — (Continued)
89,098	Societe BIC SA3	$4,706,248
123,350	Total SA	6,785,900
270,233	Valeo SA3	4,707,209
		46,752,276
	Germany — 8.1%
66,869	Allianz AG	4,907,511
113,778	BASF AG3	3,756,223
313,400	Commerzbank AG	3,335,601
329,754	Deutsche Lufthansa AG3	4,567,128
201,724	Hannover Rueckversicherung AG3	4,993,813
87,342	RWE AG	7,160,372
		28,720,648
	Italy — 5.8%
360,875	ENI SPA	8,613,408
1,371,149	Mediaset SPA[3]	7,449,418
1,835,517	UniCredit SPA[3]	4,493,379
		20,556,205
	Netherlands — 5.4%
750,898	Aegon N.V.	3,120,102
97,893	Akzo Nobel N.V.[3]	4,069,018
225,969	ING Groep N.V., ADR[3]	2,119,666
489,691	Reed Elsevier N.V.	6,545,230
153,178	TNT NV, ADR	3,173,848
		19,027,864
	Denmark — 4.7%
334,300	Danske Bank AS	4,948,745
427,000	H. Lundbeck AS3	7,628,180
498,391	Nordea AB3	4,121,780
		16,698,705
	Spain — 3.7%
572,882	Banco Santander SA3	6,195,801
365,443	Telefonica SA	6,766,146
		12,961,947
	Switzerland — 3.4%
161,722	Swiss Reinsurance	6,744,399
26,157	Zurich Financial Services AG	5,306,669
		12,051,068

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

International Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Shares		Value
COMMON STOCKS* — (Continued)
	Norway — 2.7%
420,065	Norsk Hydro ASA	$1,755,152
384,223	StatoilHydro ASA[3]	7,728,115
		9,483,267
	Brazil — 2.3%
88,584	Brasil Telecom Participacoes SA, Sponsored ADR	3,034,002
193,140	Petroleo Brasileiro SA, Sponsored ADR	5,193,535
		8,227,537
	Ireland — 1.9%
311,597	CRH PLC[3]	6,866,858
	Finland — 1.5%
272,400	Nokia OYJ, Sponsored ADR	4,135,032
116,855	Outokumpu OYJ[3]	1,210,969
		5,346,001
	Singapore — 1.4%
2,427,000	Cosco Corp. Singapore, Ltd.[3]	1,328,355
2,248,000	SembCorp Industries, Ltd.	3,778,204
		5,106,559
	Canada — 1.4%
498,591	Talisman Energy, Inc.	4,926,756
	Greece — 1.3%
381,119	Public Power Corp.	4,712,595
	Sweden — 1.3%
405,500	Assa Abloy AB - Class B3	4,527,264
	Hong Kong — 1.2%
798,700	Hutchison Whampoa, Ltd.	4,316,068
	India — 1.1%
129,600	Infosys Technologies, Ltd., Sponsored ADR	3,799,872
	Australia — 0.5%
347,284	Suncorp-Metway, Ltd.	1,869,493
	Taiwan — 0.5%
1,673,942	Novatek Microelectronics Corp., Ltd.	1,855,678
	TOTAL COMMON STOCKS (Cost $506,101,291)	353,761,250

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

International Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2008

Face Amount		Value
INVESTMENT OF SECURITY LENDING COLLATERAL* — 21.4%
$76,118,732	State Street Navigator Securities Lending Prime Portfolio	$76,118,732
	TOTAL INVESTMENT OF SECURITY LENDING COLLATERAL (Cost $76,118,732)	76,118,732

TOTAL INVESTMENTS (Cost $582,220,023)[4]	121.0%	$429,879,982
LIABILITIES IN EXCESS OF OTHER ASSETS	(21.0)	(74,735,341)
NET ASSETS	100.0%	$355,144,641

*  Percentages indicated are based on net assets.

1  Non income-producing security.

2  Security is fair valued.

3  Securities or partial securities on loan. See Note 5.

4  Aggregate cost for federal tax purposes was $588,261,135.

Abbreviations:

ADR — American Depositary Receipt

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

International Portfolio
INDUSTRY DIVERSIFICATION

On October 31, 2008, industry diversification of the Portfolio was as follows (Unaudited):

	% of Net Assets	Value
INDUSTRIES:
Insurance	12.2%	$43,308,029
Oil, Gas & Consumable Fuels	11.9	42,275,366
Commercial Banks	8.4	29,915,197
Pharmaceuticals	6.0	21,291,013
Chemicals	5.6	19,783,515
Metals & Mining	5.5	19,535,559
Diversified Telecommunication Services	5.2	18,513,382
Media	3.9	13,994,648
Construction Materials	2.8	10,032,747
Building Products	2.7	9,490,604
Wireless Telecommunication Services	2.6	9,330,778
Industrial Conglomerates	2.3	8,094,272
Trading Companies & Distributors	2.2	7,607,404
Multi-Utilities	2.0	7,160,372
Containers & Packaging	1.8	6,499,946
Multi-line Retail	1.7	6,101,227
Automobiles	1.7	6,040,552
Real Estate Management & Development	1.6	5,572,634
Aerospace & Defense	1.4	5,041,220
Office Electronics	1.4	4,789,096
Electric Utilities	1.3	4,712,595
Auto Components	1.3	4,707,209
Commercial Services & Supplies	1.3	4,706,248
Food & Staples Retailing	1.3	4,649,239
Airlines	1.3	4,567,128
Road & Rail	1.2	4,312,478
Machinery	1.2	4,237,487
Communications Equipment	1.2	4,135,032
IT Services	1.1	3,799,872
Software	1.0	3,687,010
Professional Services	1.0	3,359,958
Electronic Equipment, Instruments & Components	0.9	3,266,152
Air Freight & Logistics	0.9	3,173,848
Diversified Financial Services	0.6	2,119,666
Specialty Retail	0.6	2,054,019
Semiconductors & Semiconductor Equipment	0.5	1,855,678
Food Products	0.0	40,070
TOTAL COMMON STOCKS	99.6%	$353,761,250
INVESTMENTS OF SECURITY LENDING COLLATERAL	21.4	76,118,732
TOTAL INVESTMENTS	121.0%	$429,879,982

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Philadelphia International Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2008

Shares		Value
COMMON STOCKS* — 98.7%
	Japan — 20.3%
64,800	Astellas Pharma, Inc.	$2,610,062
59,700	Daito Trust Construction Co., Ltd.	2,518,443
116,000	Hitachi Construction Machinery Co., Ltd.[1]	1,346,606
84,500	Hoya Pentax HD Corp.	1,542,954
79,200	Ibiden Co., Ltd.[1]	1,481,553
110,800	JFE Holdings, Inc.[1]	2,827,103
399	KDDI Corp.	2,390,622
313,000	Kuraray Co., Ltd.	2,395,299
178,100	Mitsubishi Corp.[1]	2,985,283
672,000	Mitsubishi Gas Chemical Co., Inc.	2,472,756
5,865	Nintendo Co, Ltd.	1,884,472
580	Nippon Telegraph and Telephone Corp.	2,366,817
71,000	Nitto Denko Corp.	1,572,444
203,000	Ricoh Company, Ltd.	2,184,689
71,300	Shin-Etsu Chemical Co., Ltd.	3,789,982
69,800	Toyota Motor Corp.	2,725,754
		37,094,839
	United Kingdom — 19.5%
61,555	Anglo American PLC	1,544,493
450,746	Aviva PLC	2,688,705
187,506	BHP Billiton PLC	3,183,955
476,315	BP Amoco PLC	3,882,673
854,718	BT Group PLC	1,606,055
113,340	GlaxoSmithKline PLC	2,178,844
783,000	Marks & Spencer Group PLC	2,775,863
465,100	Michael Page International PLC	1,506,523
210,046	National Express Group PLC	1,934,931
284,300	Persimmon PLC[1]	1,376,360
41,072	Premier Foods PLC	18,212
566,476	Prudential PLC	2,845,601
470,976	Rexam PLC	2,838,010
441,861	Rolls-Royce Group PLC[2]	2,337,847
25,274,449	Rolls-Royce Group PLC - Entitlement Shares[3]	40,675
1,057,873	Royal Bank of Scotland Group PLC	1,165,264
100,465	Signet Jewelers, Ltd.	1,022,734
158,176	Travis Perkins PLC	748,642
1,062,305	Vodafone Group PLC	2,043,572
		35,738,959

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Philadelphia International Fund
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Shares		Value
COMMON STOCKS* — (Continued)
	France — 10.5%
80,940	Axa	$1,546,280
34,271	BNP Paribas	2,474,408
27,228	Casino Guichard Perrachon	1,903,315
57,761	Compagnie de Saint-Gobain[1]	2,228,811
20,091	LaFarge SA1	1,328,166
37,480	Sanofi-Aventis	2,374,622
27,252	Societe BIC SA1	1,439,479
64,878	Total SA	3,569,158
129,500	Valeo SA1	2,255,770
		19,120,009
	Germany — 7.9%
30,121	Allianz AG	2,210,578
64,406	BASF AG1	2,126,275
145,100	Commerzbank AG	1,544,339
133,815	Deutsche Lufthansa AG1	1,853,352
103,793	Hannover Rueckversicherung AG1	2,569,465
103,685	Heidelberger Druckmaschinen AG1	971,830
38,794	RWE AG	3,180,365
		14,456,204
	Italy — 5.1%
168,846	ENI SPA	4,030,037
563,834	Mediaset SPA[1]	3,063,296
927,837	UniCredit SPA[1]	2,271,362
		9,364,695
	Netherlands — 5.1%
337,940	Aegon N.V.	1,404,195
41,924	Akzo Nobel N.V.[1]	1,742,612
162,513	ING Groep N.V., ADR[1]	1,524,427
221,054	Reed Elsevier N.V.	2,954,617
78,650	TNT N.V.	1,659,830
		9,285,681
	Denmark — 4.2%
156,800	Danske Bank AS	2,321,158
171,100	H. Lundbeck AS1	3,056,632
283,711	Nordea AB	2,346,339
		7,724,129

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Philadelphia International Fund
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Shares		Value
COMMON STOCKS* — (Continued)
	Switzerland — 3.8%
83,736	Swiss Reinsurance	$3,492,097
17,236	Zurich Financial Services AG	3,496,798
		6,988,895
	Norway — 3.1%
184,585	Norsk Hydro ASA	771,249
149,534	StatoilHydro ASA	3,007,670
322,300	Telenor ASA	1,923,161
		5,702,080
	Spain — 3.1%
254,724	Banco Santander SA1	2,754,877
154,096	Telefonica SA	2,853,074
		5,607,951
	Brazil — 2.4%
47,548	Brasil Telecom Participacoes SA, Sponsored ADR	1,628,519
100,810	Petroleo Brasileiro SA, Sponsored ADR	2,710,781
		4,339,300
	Hong Kong — 2.3%
3,646,600	China Petroleum & Chemical Corp.	2,394,597
345,000	Hutchison Whampoa, Ltd.	1,864,334
		4,258,931
	Ireland — 1.7%
140,238	CRH PLC[1]	3,090,512
	Finland — 1.5%
146,000	Nokia OYJ, Sponsored ADR	2,216,280
52,750	Outokumpu OYJ[1]	546,649
		2,762,929
	India — 1.5%
92,030	Infosys Technologies, Ltd., Sponsored ADR	2,698,319
	Australia — 1.4%
90,338	Macquarie Group, Ltd.[1]	1,792,224
155,844	Suncorp-Metway, Ltd.	838,937
		2,631,161
	Singapore — 1.4%
1,089,000	Cosco Corp. Singapore, Ltd.[1]	596,035
1,171,000	SembCorp Industries, Ltd.	1,968,095
		2,564,130

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Philadelphia International Fund
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2008

Shares/ Face Amount		Value
COMMON STOCKS* — (Continued)
	Canada — 1.2%
221,466	Talisman Energy, Inc.	$2,188,385
	Greece — 1.2%
173,398	Public Power Corp.	2,144,093
	Sweden — 1.1%
174,000	Assa Abloy AB - Class B1	1,942,649
	Taiwan — 0.4%
702,434	Novatek Microelectronics Corp., Ltd.	778,696
	TOTAL COMMON STOCKS (Cost $281,581,136)	180,482,547
REPURCHASE AGREEMENT* — 0.5%
$884,461	With State Street Bank and Trust Co., dated 10/31/08, 0.07%, principal and interest in the amount of $884,466, due 11/3/08 (collateralized by a FG security with a par value of $890,383, coupon rate of 5.999% due 1/1/37, market value of $904,629)	884,461
	TOTAL REPURCHASE AGREEMENT (Cost $884,461)	884,461
INVESTMENTS OF SECURITY LENDING COLLATERAL* — 19.7%
35,918,877	State Street Navigator Securities Lending Prime Portfolio	35,918,877
	TOTAL INVESTMENTS OF SECURITY LENDING COLLATERAL (Cost $35,918,877)	35,918,877

TOTAL INVESTMENTS (Cost $318,384,474)[4]	118.9%	$217,285,885
LIABILITIES IN EXCESS OF OTHER ASSETS	(18.9)	(34,470,846)
NET ASSETS	100.0%	$182,815,039

*  Percentages indicated are based on net assets.

1  Securities or partial securities on loan. See Note 5.

2  Non income-producing security.

3  Security is fair valued.

4  Aggregate cost for federal tax purposes was $320,569,641.

Abbreviations:

ADR — American Depositary Receipt

FG — Freddie Mac Gold

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Philadelphia International Fund
INDUSTRY DIVERSIFICATION

On October 31, 2008, industry diversification of the Portfolio was as follows (Unaudited):

	% of Net Assets	Value
INDUSTRIES:
Oil, Gas & Consumable Fuels	11.9%	$21,783,301
Insurance	11.5	21,092,656
Commercial Banks	8.1	14,877,747
Chemicals	7.7	14,099,368
Diversified Telecommunication Services	5.7	10,377,626
Pharmaceuticals	5.6	10,220,160
Metals & Mining	4.9	8,873,449
Media	3.3	6,017,913
Wireless Telecommunication Services	2.4	4,434,194
Construction Materials	2.4	4,418,678
Building Products	2.3	4,171,460
Industrial Conglomerates	2.1	3,832,429
Trading Companies & Distributors	2.0	3,733,925
Multi-Utilities	1.7	3,180,365
Electronic Equipment, Instruments & Components	1.7	3,024,507
Machinery	1.6	2,914,471
Containers & Packaging	1.6	2,838,010
Multi-line Retail	1.5	2,775,863
Automobiles	1.5	2,725,754
IT Services	1.5	2,698,319
Real Estate Management & Development	1.4	2,518,443
Aerospace & Defense	1.3	2,378,522
Auto Components	1.2	2,255,770
Communications Equipment	1.2	2,216,280
Office Electronics	1.2	2,184,689
Electric Utilities	1.2	2,144,093
Road & Rail	1.1	1,934,931
Food & Staples Retailing	1.0	1,903,315
Software	1.0	1,884,472
Airlines	1.0	1,853,352
Capital Markets	1.0	1,792,224
Air Freight & Logistics	0.9	1,659,830
Diversified Financial Services	0.8	1,524,427
Professional Services	0.8	1,506,523
Commercial Services & Supplies	0.8	1,439,479
Household Durables	0.8	1,376,360
Specialty Retail	0.6	1,022,734
Semiconductors & Semiconductor Equipment	0.4	778,696
Food Products	0.0	18,212
TOTAL COMMON STOCKS	98.7%	$180,482,547
REPURCHASE AGREEMENTS	0.5	884,461
INVESTMENTS OF SECURITY LENDING COLLATERAL	19.7	35,918,877
TOTAL INVESTMENTS	118.9%	$217,285,885

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

U.S. Emerging Growth Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2008

Shares		Value
COMMON STOCKS* — 99.4%
	Aerospace & Defense — 3.7%
15,875	Orbital Sciences Corp.[1,2]	$325,279
8,240	Teledyne Technologies, Inc.[1]	375,497
3,264	Triumph Group, Inc.	143,159
		843,935
	Air Freight & Logistics — 2.0%
8,052	HUB Group, Inc. - Class A1	253,235
19,027	Pacer International, Inc.	214,815
		468,050
	Biotechnology — 9.8%
14,322	Cubist Pharmaceuticals, Inc.[1,2]	363,635
11,129	Martek Biosciences Corp.	331,978
6,123	Myriad Genetics, Inc.[1,2]	386,300
7,565	Onyx Pharmaceuticals, Inc.[1,2]	204,104
7,983	OSI Pharmaceuticals, Inc.[1,2]	302,955
21,090	PDL BioPharma, Inc.	205,627
21,483	Progenics Pharmaceuticals, Inc.[1,2]	215,045
12,149	Regeneron Pharmaceuticals, Inc.[1,2]	234,476
		2,244,120
	Chemicals — 2.4%
14,221	Ferro Corp.	220,141
6,962	Innophos Holdings, Inc.	186,233
2,530	Minerals Technologies, Inc.	143,603
		549,977
	Commercial Services & Supplies — 3.2%
24,032	Cenveo, Inc.[1]	116,075
6,735	Consolidated Graphics, Inc.[1]	87,622
10,885	Herman Miller, Inc.	239,470
18,201	SYKES Enterprises, Inc.[1,2]	290,488
		733,655
	Communications Equipment — 0.5%
5,463	Polycom, Inc.[1]	114,778
	Computers & Peripherals — 0.7%
32,704	Novatel Wireless, Inc.[1,2]	170,388
	Construction & Engineering — 1.9%
11,451	EMCOR Group, Inc.[1]	203,484
11,853	Perini Corp.[1,2]	225,444
		428,928

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

U.S. Emerging Growth Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Shares		Value
COMMON STOCKS* — (Continued)
	Consumer Finance — 1.1%
15,207	Ezcorp, Inc. - Class A1	$240,879
	Containers & Packaging — 0.4%
3,115	Rock-Tenn Co. - Class A	94,727
	Diversified Telecommunication Services — 0.9%
19,735	Premiere Global Services, Inc.[1]	196,363
	Electrical Equipment — 3.1%
5,544	Acuity Brands, Inc.	193,818
7,341	Belden, Inc.	152,986
16,277	GrafTech International, Ltd.[1]	132,007
7,315	Woodward Governor Co.	234,812
		713,623
	Electronic Equipment, Instruments & Components — 3.2%
30,832	Cogent, Inc.[1,2]	281,805
14,155	Cognex Corp.	226,763
12,637	Plexus Corp.[1]	235,806
		744,374
	Energy Equipment & Services — 3.2%
6,591	Dril-Quip, Inc.[1]	162,798
16,480	Matrix Service Co.[1]	201,880
10,826	RPC, Inc.	114,647
5,893	T-3 Energy Services, Inc.[1]	142,080
7,020	Willbros Group, Inc.[1,2]	108,740
		730,145
	Food Products — 2.4%
23,598	Darling International, Inc.[1,2]	177,929
12,430	Flowers Foods, Inc.	368,549
		546,478
	Health Care Equipment & Supplies — 5.0%
2,370	Analogic Corp.	104,659
9,080	Arthrocare Corp.[1,2]	188,682
11,972	Immucor, Inc.[1,2]	317,857
11,422	Somanetics Corp.[1,2]	214,162
9,139	STERIS Corp.	311,092
		1,136,452
	Health Care Providers & Services — 2.5%
5,065	Amedisys, Inc.[1,2]	285,717
10,381	Catalyst Health Solutions, Inc.[1,2]	175,127
10,685	Healthways, Inc.[1]	107,919
		568,763

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

U.S. Emerging Growth Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Shares		Value
COMMON STOCKS* — (Continued)
	Health Care Technology — 2.0%
16,781	Eclipsys Corp.[1,2]	$249,198
19,012	Omnicell, Inc.[1,2]	208,752
		457,950
	Hotels, Restaurants & Leisure — 4.4%
7,507	Bally Technologies, Inc.[1]	166,280
8,659	CEC Entertainment, Inc.[1]	222,363
16,882	CKE Restaurants, Inc.	143,328
10,192	PF Chang's China Bistro, Inc.[1,2]	208,529
10,557	WMS Industries, Inc.[1]	263,925
		1,004,425
	Insurance — 1.5%
3,501	Argo Group International Holdings, Ltd.[1]	111,682
4,490	Navigators Group, Inc.[1]	226,790
		338,472
	Internet & Catalog Retail — 1.0%
9,426	NetFlix, Inc.[1,2]	233,388
	Internet Software & Services — 2.9%
8,075	Digital River, Inc.[1]	200,099
35,965	Earthlink, Inc.[1,2]	248,158
13,759	j2 Global Communications, Inc.[1,2]	221,795
		670,052
	IT Services — 3.6%
26,240	CSG Systems International, Inc.[1]	436,371
8,185	Heartland Payment Systems, Inc.	142,501
13,359	SRA International, Inc. - Class A1,2	246,874
		825,746
	Life Sciences Tools & Services — 0.7%
25,349	eResearchTechnology, Inc.[1]	163,755
	Machinery — 2.6%
11,850	Actuant Corp. - Class A	212,471
6,301	Robbins & Myers, Inc.	128,540
6,344	Wabtec Corp.	252,237
		593,248
	Marine — 0.9%
27,647	American Commercial Lines, Inc.[1,2]	205,417

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

U.S. Emerging Growth Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Shares		Value
COMMON STOCKS* — (Continued)
	Media — 1.2%
11,235	Interactive Data Corp.	$264,921
	Metals & Mining — 2.2%
4,717	Compass Minerals International, Inc.	259,105
10,767	Olympic Steel, Inc.	246,133
		505,238
	Oil, Gas & Consumable Fuels — 4.7%
8,035	Berry Petroleum Co. - Class A	187,216
4,914	Comstock Resources, Inc.[1]	242,850
4,537	Concho Resources Inc/Midland TX1	96,411
26,538	Energy Partners, Ltd.[1]	114,644
6,776	James River Coal Co.[1,2]	130,235
12,556	McMoRan Exploration Co.[1,2]	178,170
12,953	Petroquest Energy, Inc.[1]	128,882
		1,078,408
	Personal Products — 1.0%
17,605	Nu Skin Enterprises, Inc. - Class A	226,929
	Pharmaceuticals — 4.4%
14,712	Medicines Co. (The)[1,2]	256,430
13,459	Medicis Pharmaceutical Corp. - Class A	192,060
17,590	Valeant Pharmaceuticals International[1,2]	330,164
36,209	Vivus, Inc.[1]	220,513
		999,167
	Professional Services — 0.8%
9,558	Administaff, Inc.	191,064
	Real Estate Investment Trusts — 0.9%
5,314	Home Properties, Inc.	215,164
	Road & Rail — 2.5%
18,714	Heartland Express, Inc.	287,073
9,795	Old Dominion Freight Line, Inc.[1,2]	297,180
		584,253
	Semiconductors & Semiconductor Equipment — 3.1%
11,630	Cymer, Inc.[1,2]	284,586
26,225	Micrel, Inc.	192,754
19,573	Semtech Corp.[1,2]	237,225
		714,565

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

U.S. Emerging Growth Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Shares/ Face Amount		Value
COMMON STOCKS* — (Continued)
	Software — 4.8%
15,677	Parametric Technology Corp.[1]	$203,644
17,058	Quest Software, Inc.[1]	226,019
48,884	Tivo, Inc.[1,2]	335,833
37,170	Wind River Systems, Inc.[1,2]	324,866
		1,090,362
	Specialty Retail — 5.0%
9,020	Aeropostale, Inc.[1,2]	218,374
8,333	Buckle, Inc. (The)	219,478
8,193	Gymboree Corp. (The)[1]	211,871
12,649	Hibbett Sports, Inc.[1,2]	225,279
6,606	Tractor Supply Co.[1]	274,545
		1,149,547
	Textiles, Apparel & Luxury Goods — 2.8%
7,470	Fossil, Inc.[1,2]	135,580
10,424	Steven Madden, Ltd.[1]	227,035
9,155	Warnaco Group (The), Inc.[1,2]	272,911
		635,526
	Trading Companies & Distributors — 0.4%
5,060	Applied Industrial Techologies, Inc.	102,161
	TOTAL COMMON STOCKS (Cost $28,227,225)	22,775,393
REPURCHASE AGREEMENT* — 1.4%
$329,548	With State Street Bank and Trust Co., dated 10/31/08, 0.07%, principal and interest in the amount of $329,550, due 11/3/08, (collateralized by a FG security with a par value of $332,007, coupon rate of 5.999%, due 1/1/37, market value of $337,319)	329,548
	TOTAL REPURCHASE AGREEMENT (Cost $329,548)	329,548
INVESTMENTS OF SECURITY LENDING COLLATERAL* — 25.9%
5,923,208	State Street Navigator Securities Lending Prime Portfolio	5,923,208
	TOTAL INVESTMENTS OF SECURITY LENDING COLLATERAL (Cost $5,923,208)	5,923,208

TOTAL INVESTMENTS (Cost $34,479,981)[3]	126.7%	$29,028,149
LIABILITIES IN EXCESS OF OTHER ASSETS	(26.7)	(6,125,150)
NET ASSETS	100.0%	$22,902,999

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

U.S. Emerging Growth Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2008

*  Percentages indicated are based on net assets.

1  Non income-producing security.

2  Securities or partial securities on loan. See Note 5.

3  Aggregate cost for federal tax purposes was $34,492,553.

Abbreviations:

FG — Freddie Mac Gold

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

U.S. Emerging Growth Portfolio
INDUSTRY DIVERSIFICATION

On October 31, 2008, industry diversification of the Portfolio was as follows (Unaudited):

	% of Net Assets	Value
INDUSTRIES:
Biotechnology	9.8%	$2,244,120
Specialty Retail	5.0	1,149,547
Health Care Equipment & Supplies	5.0	1,136,452
Software	4.8	1,090,362
Oil, Gas & Consumable Fuels	4.7	1,078,408
Hotels, Restaurants & Leisure	4.4	1,004,425
Pharmaceuticals	4.4	999,167
Aerospace & Defense	3.7	843,935
IT Services	3.6	825,746
Electronic Equipment, Instruments & Components	3.2	744,374
Commercial Services & Supplies	3.2	733,655
Energy Equipment & Services	3.2	730,145
Semiconductors & Semiconductor Equipment	3.1	714,565
Electrical Equipment	3.1	713,623
Internet Software & Services	2.9	670,052
Textiles, Apparel & Luxury Goods	2.8	635,526
Machinery	2.6	593,248
Road & Rail	2.5	584,253
Health Care Providers & Services	2.5	568,763
Chemicals	2.4	549,977
Food Products	2.4	546,478
Metals & Mining	2.2	505,238
Air Freight & Logistics	2.0	468,050
Health Care Technology	2.0	457,950
Construction & Engineering	1.9	428,928
Insurance	1.5	338,472
Media	1.2	264,921
Consumer Finance	1.1	240,879
Internet & Catalog Retail	1.0	233,388
Personal Products	1.0	226,929
Real Estate Investment Trusts	0.9	215,164
Marine	0.9	205,417
Diversified Telecommunication Services	0.9	196,363
Professional Services	0.8	191,064
Computers & Peripherals	0.7	170,388
Life Sciences Tools & Services	0.7	163,755
Communications Equipment	0.5	114,778
Trading Companies & Distributors	0.4	102,161
Containers & Packaging	0.4	94,727
TOTAL COMMON STOCKS	99.4%	$22,775,393
REPURCHASE AGREEMENTS	1.4	329,548
INVESTMENTS OF SECURITY LENDING COLLATERAL	25.9	5,923,208
TOTAL INVESTMENTS	126.7%	$29,028,149

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap 100 Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2008

Shares		Value
COMMON STOCKS* — 99.6%
	Aerospace & Defense — 4.0%
16,039	Boeing Co.	$838,359
14,362	Goodrich Corp.	525,075
16,389	Lockheed Martin Corp.	1,393,885
13,968	United Technologies Corp.	767,681
		3,525,000
	Airlines — 1.4%
106,609	Southwest Airlines Co.	1,255,854
	Auto Components — 0.7%
27,112	Autoliv, Inc.	579,112
	Beverages — 0.9%
35,863	Pepsi Bottling Group, Inc.	829,153
	Biotechnology — 2.7%
26,536	Amgen, Inc.[1]	1,589,241
19,004	Biogen Idec, Inc.[1]	808,620
		2,397,861
	Capital Markets — 2.7%
54,968	Charles Schwab Corp. (The)	1,050,988
4,863	Goldman Sachs Group, Inc.	449,828
35,863	Raymond James Financial, Inc.	835,249
		2,336,065
	Chemicals — 2.5%
17,985	CF Industries Holdings, Inc.	1,154,457
26,174	Mosaic Co. (The)	1,031,517
		2,185,974
	Communications Equipment — 1.9%
51,461	Juniper Networks, Inc.[1,2]	964,379
134,411	Motorola, Inc.	721,787
		1,686,166
	Computers & Peripherals — 3.3%
11,182	Apple, Inc.[1,2]	1,203,071
55,184	Dell, Inc.[1,2]	670,486
25,772	Hewlett-Packard Co.	986,552
		2,860,109

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap 100 Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Shares		Value
COMMON STOCKS* — (Continued)
	Construction & Engineering — 0.8%
18,716	Fluor Corp.	$747,330
	Diversified Consumer Services — 1.6%
20,280	Apollo Group, Inc. - Class A1,2	1,409,663
	Diversified Telecommunication Services — 1.8%
30,849	CenturyTel, Inc.	774,618
25,945	Embarq Corp.	778,350
		1,552,968
	Electric Utilities — 3.5%
50,976	DPL, Inc.	1,162,763
25,659	Edison International	913,204
12,528	Entergy Corp.	977,810
		3,053,777
	Electrical Equipment — 2.1%
32,545	Cooper Industries, Ltd. - Class A	1,007,268
26,565	Emerson Electric Co.	869,472
		1,876,740
	Energy Equipment & Services — 6.1%
17,672	Baker Hughes, Inc.	617,636
47,029	BJ Services Co.	604,323
42,500	Cameron International Corp.[1,2]	1,031,050
25,572	ENSCO International, Inc.	971,992
15,731	FMC Technologies, Inc.[1,2]	550,428
23,305	Noble Corp.	750,654
22,667	Smith International, Inc.	781,558
		5,307,641
	Food & Staples Retailing — 5.3%
43,290	Kroger Co. (The)	1,188,743
44,677	Safeway, Inc.	950,280
43,604	SYSCO Corp.	1,142,425
23,609	Wal-Mart Stores, Inc.	1,317,618
		4,599,066
	Health Care Equipment & Supplies — 1.6%
22,570	Baxter International, Inc.	1,365,259
	Health Care Providers & Services — 2.3%
17,035	Laboratory Corp. of America Holdings[1,2]	1,047,482
37,003	Lincare Holdings, Inc.[1,2]	975,029
		2,022,511

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap 100 Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Shares		Value
COMMON STOCKS* — (Continued)
	Hotels, Restaurants & Leisure — 1.5%
22,330	McDonald's Corp.	$1,293,577
	Household Products — 1.2%
16,697	Colgate-Palmolive Co.	1,047,904
	Insurance — 10.0%
23,076	ACE, Ltd.	1,323,640
50,355	American Financial Group, Inc.	1,144,569
24,238	Assurant, Inc.	617,584
18,580	Chubb Corp.	962,816
26,944	Loews Corp.	894,810
22,560	Metlife, Inc.[1]	749,443
6,243	PartnerRe, Ltd.	422,589
34,978	Progressive Corp. (The)	499,136
13,726	Torchmark Corp.	573,335
16,611	Transatlantic Holdings, Inc.	711,781
55,825	Unum Group	879,244
		8,778,947
	IT Services — 1.2%
31,549	Accenture, Ltd. - Class A	1,042,694
	Leisure Equipment & Products — 1.4%
41,575	Hasbro, Inc.	1,208,585
	Life Sciences Tools & Services — 2.7%
44,247	Applied Biosystems, Inc.	1,364,135
22,103	Waters Corp.[1,2]	968,111
		2,332,246
	Machinery — 4.0%
17,432	Caterpillar, Inc.	665,380
25,165	Cummins, Inc.	650,515
15,950	Eaton Corp.	711,370
53,236	Manitowoc Co. (The), Inc.	523,842
23,497	Parker Hannifin Corp.	910,979
		3,462,086
	Media — 3.1%
44,574	Disney (Walt) Co.	1,154,467
86,609	Time Warner, Inc.	873,885
36,083	Viacom, Inc. - Class B1,2	729,598
		2,757,950

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap 100 Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Shares		Value
COMMON STOCKS* — (Continued)
	Metals & Mining — 2.2%
25,929	Nucor Corp.	$1,050,384
34,380	Reliance Steel & Aluminum Co.	860,875
		1,911,259
	Multi-Utilities — 1.1%
22,706	Sempra Energy	967,049
	Oil, Gas & Consumable Fuels — 7.2%
18,392	Chevron Corp.	1,372,043
18,690	Consol Energy, Inc.	586,679
17,630	Exxon Mobil Corp.	1,306,736
14,849	Hess Corp.	894,058
17,084	Murphy Oil Corp.	865,134
15,030	Occidental Petroleum Corp.	834,766
19,975	Valero Energy Corp.	411,086
		6,270,502
	Personal Products — 0.7%
26,847	Herbalife, Ltd.	655,872
	Pharmaceuticals — 5.0%
28,060	Eli Lilly & Co.	948,989
34,389	Forest Laboratories, Inc.[1]	798,857
8,719	Johnson & Johnson	534,823
25,167	Merck & Co., Inc.	778,919
18,229	Schering-Plough Corp.	264,138
32,044	Wyeth	1,031,176
		4,356,902
	Real Estate Investment Trusts — 0.9%
33,568	Liberty Property Trust	800,597
	Road & Rail — 1.3%
11,154	CSX Corp.	509,961
10,800	Norfolk Southern Corp.	647,352
		1,157,313
	Semiconductors & Semiconductor Equipment — 4.1%
57,907	Altera Corp.	1,004,686
46,908	Analog Devices, Inc.	1,001,955
43,048	Intel Corp.	688,768
45,095	Texas Instruments, Inc.	882,058
		3,577,467

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap 100 Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2008

Shares/ Face Amount		Value
COMMON STOCKS* — (Continued)
	Software — 2.8%
33,956	Autodesk, Inc.[1,2]	$723,602
115,462	Compuware Corp.[1,2]	736,648
44,370	Microsoft Corp.	990,782
		2,451,032
	Specialty Retail — 4.0%
9,090	Autozone, Inc.[1,2]	1,157,066
15,156	Best Buy Co., Inc.	406,332
40,001	Gap, Inc. (The)	517,613
38,084	TJX Cos., Inc. (The)	1,019,128
19,116	Urban Outfitters, Inc.[1,2]	415,582
		3,515,721
	TOTAL COMMON STOCKS (Cost $113,515,363)	87,177,952
REPURCHASE AGREEMENT* — 0.1%
$42,533	With State Street Bank & Trust Co., dated 10/31/08, 0.07% principal and interest in the amount of $42,533, due 11/3/08 (collateralized by a FG security with a par value of $45,274, coupon rate of 5.999%, due 1/1/37, market value of $45,998)	42,533
	TOTAL REPURCHASE AGREEMENT (Cost $42,533)	42,533
INVESTMENT OF SECURITY LENDING COLLATERAL* — 13.5%
11,847,216	State Street Navigator Securities Lending Prime Portfolio	11,847,216
	TOTAL INVESTMENTS OF SECURITY LENDING COLLATERAL (Cost $11,847,216)	11,847,216

TOTAL INVESTMENTS (Cost $125,405,112)[3]	113.2%	$99,067,701
LIABILITIES IN EXCESS OF OTHER ASSETS	(13.2)	(11,533,341)
NET ASSETS	100.0%	$87,534,360

*  Percentages indicated are based on net assets.

1  Non income-producing security.

2  Securities or partial securities on loan. See Note 5.

3  Aggregate cost for federal tax purposes was $125,405,112.

Abbreviations:

FG — Freddie Mac Gold

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap 100 Portfolio
INDUSTRY DIVERSIFICATION

On October 31, 2008, industry diversification of the Portfolio was as follows (Unaudited):

	% of Net Assets	Value
INDUSTRIES:
Insurance	10.0%	$8,778,947
Oil, Gas & Consumable Fuels	7.2	6,270,502
Energy Equipment & Services	6.1	5,307,641
Food & Staples Retailing	5.3	4,599,066
Pharmaceuticals	5.0	4,356,902
Semiconductors & Semiconductor Equipment	4.1	3,577,467
Aerospace & Defense	4.0	3,525,000
Specialty Retail	4.0	3,515,721
Machinery	4.0	3,462,086
Electric Utilities	3.5	3,053,777
Computers & Peripherals	3.3	2,860,109
Media	3.1	2,757,950
Software	2.8	2,451,032
Biotechnology	2.7	2,397,861
Capital Markets	2.7	2,336,065
Life Sciences Tools & Services	2.7	2,332,246
Chemicals	2.5	2,185,974
Health Care Providers & Services	2.3	2,022,511
Metals & Mining	2.2	1,911,259
Electrical Equipment	2.1	1,876,740
Communications Equipment	1.9	1,686,166
Diversified Telecommunication Services	1.8	1,552,968
Diversified Consumer Services	1.6	1,409,663
Health Care Equipment & Supplies	1.6	1,365,259
Hotels, Restaurants & Leisure	1.5	1,293,577
Airlines	1.4	1,255,854
Leisure Equipment & Products	1.4	1,208,585
Road & Rail	1.3	1,157,313
Household Products	1.2	1,047,904
IT Services	1.2	1,042,694
Multi-Utilities	1.1	967,049
Beverages	0.9	829,153
Real Estate Investment Trusts	0.9	800,597
Construction & Engineering	0.8	747,330
Personal Products	0.7	655,872
Auto Components	0.7	579,112
TOTAL COMMON STOCKS	99.6%	$87,177,952
REPURCHASE AGREEMENTS	0.1	42,533
INVESTMENTS OF SECURITY LENDING COLLATERAL	13.5	11,847,216
TOTAL INVESTMENTS	113.2%	$99,067,701

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap Growth Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2008

Shares		Value
COMMON STOCKS* — 99.0%
	Aerospace & Defense — 6.2%
19,061	Boeing Co.	$996,319
6,473	Goodrich Corp.	236,653
11,248	Lockheed Martin Corp.	956,642
6,939	United Technologies Corp.	381,367
		2,570,981
	Biotechnology — 1.9%
13,347	Amgen, Inc.[1]	799,352
	Capital Markets — 1.1%
11,518	Charles Schwab Corp. (The)	220,224
4,403	Northern Trust Corp.	247,933
		468,157
	Chemicals — 5.2%
16,183	CF Industries Holdings, Inc.	1,038,787
3,603	Mosaic Co. (The)	141,994
44,848	Terra Industries, Inc.	986,208
		2,166,989
	Communications Equipment — 1.8%
21,199	Harris Corp.	762,104
	Computers & Peripherals — 7.1%
51,946	Dell, Inc.[1]	631,144
26,472	Hewlett-Packard Co.	1,013,348
6,514	International Business Machines Corp.	605,607
41,339	Western Digital Corp.[1]	682,093
		2,932,192
	Construction & Engineering — 1.5%
15,519	Fluor Corp.	619,674
	Diversified Consumer Services — 3.7%
22,188	Apollo Group, Inc. - Class A1	1,542,288
	Diversified Telecommunication Services — 0.9%
50,986	Windstream Corp.	382,905
	Electric Utilities — 2.0%
10,368	Entergy Corp.	809,222
	Electrical Equipment — 1.5%
10,162	Cooper Industries, Ltd. - Class A	314,514
8,769	Emerson Electric Co.	287,009
		601,523

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap Growth Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Shares		Value
COMMON STOCKS* — (Continued)
	Electronic Equipment, Instruments & Components — 1.7%
42,167	Avnet, Inc.[1]	$705,876
	Energy Equipment & Services — 7.0%
20,560	Baker Hughes, Inc.	718,572
13,326	Cameron International Corp.[1]	323,289
21,602	ENSCO International, Inc.	821,092
13,433	Noble Corp.	432,677
17,204	Smith International, Inc.	593,194
		2,888,824
	Food & Staples Retailing — 8.3%
43,967	Kroger Co. (The)	1,207,334
42,134	SYSCO Corp.	1,103,911
20,161	Wal-Mart Stores, Inc.	1,125,185
		3,436,430
	Health Care Equipment & Supplies — 1.9%
16,920	Varian Medical Systems, Inc.[1]	770,029
	Health Care Providers & Services — 6.6%
16,675	Express Scripts, Inc.[1]	1,010,672
21,172	McKesson Corp.	778,918
20,400	Patterson Cos., Inc.[1]	516,732
9,048	Quest Diagnostics, Inc.	423,446
		2,729,768
	Household Products — 1.8%
11,642	Procter & Gamble Co. (The)	751,375
	Insurance — 1.4%
12,785	Aflac, Inc.	566,120
	IT Services — 2.5%
31,799	Accenture, Ltd. - Class A	1,050,957
	Leisure Equipment & Products — 0.8%
11,661	Hasbro, Inc.	338,985
	Life Sciences Tools & Services — 1.5%
21,646	Invitrogen Corp.[1]	623,188
	Machinery — 2.9%
18,753	Cummins, Inc.	484,765
35,765	Manitowoc Co. (The), Inc.	351,927
9,658	Parker Hannifin Corp.	374,441
		1,211,133

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap Growth Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Shares		Value
COMMON STOCKS* — (Continued)
	Media — 2.2%
41,299	DIRECTV Group (The), Inc.[1]	$904,035
	Metals & Mining — 0.5%
7,192	Cliffs Natural Resources, Inc.	194,112
	Oil, Gas & Consumable Fuels — 3.1%
9,045	Consol Energy, Inc.	283,922
10,699	Hess Corp.	644,187
6,567	Murphy Oil Corp.	332,553
		1,260,662
	Personal Products — 1.9%
32,836	Herbalife, Ltd.	802,184
	Pharmaceuticals — 1.0%
15,044	Watson Pharmaceuticals, Inc.[1]	393,702
	Road & Rail — 1.9%
17,063	CSX Corp.	780,120
	Semiconductors & Semiconductor Equipment — 4.8%
30,094	Analog Devices, Inc.	642,808
34,107	National Semiconductor Corp.	449,188
44,675	Texas Instruments, Inc.	873,843
		1,965,839
	Software — 6.7%
36,077	Autodesk, Inc.[1]	768,801
53,123	CA, Inc.	945,589
47,078	Microsoft Corp.	1,051,252
		2,765,642
	Specialty Retail — 6.7%
4,213	Autozone, Inc.[1]	536,273
31,221	Best Buy Co., Inc.	837,035
40,933	Gap, Inc. (The)	529,673
32,156	TJX Cos., Inc. (The)	860,494
		2,763,475
	Thrifts & Mortgage Finance — 0.9%
18,995	Hudson City Bancorp, Inc.	357,296
	TOTAL COMMON STOCKS (Cost $54,869,526)	40,915,139

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap Growth Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2008

Face Amount		Value
REPURCHASE AGREEMENT* — 1.1%
$438,551	With State Street Bank and Trust Co., dated 10/31/08, 0.07%, principal and interest in the amount of $438,554, due 11/3/08 (collateralized by a FG security with a par value of $441,419, coupon rate of 5.999%, due 1/1/37, market value of $448,481)	$438,551
	TOTAL REPURCHASE AGREEMENT (Cost $438,551)	438,551

TOTAL INVESTMENTS (Cost $55,308,077)[2]	100.1%	$41,353,690
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.1)	(40,047)
NET ASSETS	100.0%	$41,313,643

*  Percentages indicated are based on net assets.

1  Non income-producing security.

2  Aggregate cost for federal tax purposes was $55,402,269.

Abbreviations:

FG — Freddie Mac Gold

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap Growth Portfolio
INDUSTRY DIVERSIFICATION

On October 31, 2008, industry diversification of the Portfolio was as follows (Unaudited):

	% of Net Assets	Value
INDUSTRIES:
Food & Staples Retailing	8.3%	$3,436,430
Computers & Peripherals	7.1	2,932,192
Energy Equipment & Services	7.0	2,888,824
Software	6.7	2,765,642
Specialty Retail	6.7	2,763,475
Health Care Providers & Services	6.6	2,729,768
Aerospace & Defense	6.2	2,570,981
Chemicals	5.2	2,166,989
Semiconductors & Semiconductor Equipment	4.8	1,965,839
Diversified Consumer Services	3.7	1,542,288
Oil, Gas & Consumable Fuels	3.1	1,260,662
Machinery	2.9	1,211,133
IT Services	2.5	1,050,957
Media	2.2	904,035
Electric Utilities	2.0	809,222
Personal Products	1.9	802,184
Biotechnology	1.9	799,352
Road & Rail	1.9	780,120
Health Care Equipment & Supplies	1.9	770,029
Communications Equipment	1.8	762,104
Household Products	1.8	751,375
Electronic Equipment, Instruments & Components	1.7	705,876
Life Sciences Tools & Services	1.5	623,188
Construction & Engineering	1.5	619,674
Electrical Equipment	1.5	601,523
Insurance	1.4	566,120
Capital Markets	1.1	468,157
Pharmaceuticals	1.0	393,702
Diversified Telecommunication Services	0.9	382,905
Thrifts & Mortgage Finance	0.9	357,296
Leisure Equipment & Products	0.8	338,985
Metals & Mining	0.5	194,112
TOTAL COMMON STOCKS	99.0%	$40,915,139
REPURCHASE AGREEMENTS	1.1	438,551
TOTAL INVESTMENTS	100.1%	$41,353,690

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Long/Short Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2008

Shares		Value
COMMON STOCKS* — 97.9%
	Aerospace & Defense — 4.9%
3,722	Boeing Co.[1]	$194,549
10,640	Honeywell International, Inc.[1]	323,988
5,180	Lockheed Martin Corp.[1]	440,559
3,860	Northrop Grumman Corp.[1]	180,995
2,760	Raytheon Co.[1]	141,064
7,855	United Technologies Corp.[1]	431,711
		1,712,866
	Air Freight & Logistics — 1.5%
5,444	HUB Group, Inc. - Class A2	171,214
30,288	Pacer International, Inc.[1]	341,951
		513,165
	Auto Components — 0.7%
10,968	Autoliv, Inc.[1]	234,277
1,880	Superior Industries International, Inc.[1]	26,884
		261,161
	Biotechnology — 2.1%
6,560	Genzyme Corp.[1,2]	478,093
8,720	Martek Biosciences Corp.[1]	260,117
		738,210
	Capital Markets — 2.9%
18,902	Charles Schwab Corp. (The)[1]	361,406
2,380	Goldman Sachs Group, Inc.[1]	220,150
12,160	Knight Capital Group, Inc. - Class A1,2	175,834
18,840	TD Ameritrade Holding Corp.[1,2]	250,383
		1,007,773
	Chemicals — 2.2%
6,455	CF Industries Holdings, Inc.[1]	414,346
8,520	FMC Corp.[1]	370,961
		785,307
	Commercial Banks — 2.1%
22,596	Old National Bancorp[1]	427,968
19,459	Oriental Financial Group[1]	316,014
		743,982

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Long/Short Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Shares		Value
COMMON STOCKS* — (Continued)
	Commercial Services & Supplies — 1.6%
6,827	Brink's Co. (The)[1]	$331,041
14,280	RR Donnelley & Sons Co.[1]	236,620
		567,661
	Communications Equipment — 1.1%
26,731	Plantronics, Inc.[1]	385,996
	Computers & Peripherals — 1.1%
5,903	Hewlett-Packard Co.[1]	225,967
1,751	International Business Machines Corp.[1]	162,790
		388,757
	Construction & Engineering — 2.6%
8,513	Fluor Corp.[1]	339,924
6,977	Foster Wheeler, Ltd.[1,2]	191,170
9,929	Jacobs Engineering Group, Inc.[1,2]	361,713
		892,807
	Consumer Finance — 2.0%
10,994	Cash America International, Inc.[1]	388,858
15,860	Ezcorp, Inc. - Class A1,2	251,222
3,900	World Acceptance Corp.[1,2]	72,072
		712,152
	Diversified Consumer Services — 1.6%
30,257	Career Education Corp.[1,2]	478,363
878	ITT Educational Services, Inc.[1,2]	76,957
		555,320
	Diversified Telecommunication Services — 1.2%
10,925	CenturyTel, Inc.[1]	274,327
5,278	Verizon Communications, Inc.[1]	156,598
		430,925
	Electric Utilities — 1.9%
4,491	Allegheny Energy, Inc.	135,404
10,754	Edison International[1]	382,735
1,685	Entergy Corp.	131,514
		649,653
	Electronic Equipment, Instruments & Components — 1.9%
4,801	Arrow Electronics, Inc.[1,2]	83,777
9,230	Avnet, Inc.[1,2]	154,510

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Long/Short Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Shares		Value
COMMON STOCKS* — (Continued)
	Electronic Equipment, Instruments & Components — (Continued)
23,160	Plexus Corp.[1,2]	$432,166
		670,453
	Energy Equipment & Services — 1.7%
13,687	Halliburton Co.[1]	270,866
13,396	Oil States International, Inc.[1,2]	309,849
		580,715
	Food & Staples Retailing — 5.1%
14,787	BJ's Wholesale Club, Inc.[1,2]	520,503
2,795	Casey's General Stores, Inc.[1]	84,409
7,075	CVS Caremark Corp.[1]	216,849
15,555	Kroger Co. (The)[1]	427,140
17,922	Safeway, Inc.[1]	381,201
2,709	Wal-Mart Stores, Inc.	151,189
		1,781,291
	Food Products — 2.2%
7,522	Bunge, Ltd.	288,920
5,095	Cal-Maine Foods, Inc.[1]	149,742
4,860	Ralcorp Holdings, Inc.[1,2]	328,925
		767,587
	Gas Utilities — 1.4%
13,890	Questar Corp.[1]	478,649
	Health Care Providers & Services — 1.6%
10,876	Aetna, Inc.[1]	270,486
8,074	McKesson Corp.[1]	297,043
		567,529
	Hotels, Restaurants & Leisure — 1.6%
7,058	McDonald's Corp.[1]	408,870
6,700	WMS Industries, Inc.[1,2]	167,500
		576,370
	Industrial Conglomerates — 0.3%
5,800	McDermott International, Inc.[1,2]	99,354
	Insurance — 6.2%
4,836	ACE, Ltd.[1]	277,393
12,100	Allstate Corp.[1]	319,319
16,879	American Financial Group, Inc.[1]	383,660
4,160	Arch Capital Group, Ltd.[1,2]	290,160

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Long/Short Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Shares		Value
COMMON STOCKS* — (Continued)
	Insurance — (Continued)
9,840	Chubb Corp.[1]	$509,909
5,592	Loews Corp.[1]	185,710
13,293	Unum Group[1]	209,365
		2,175,516
	Internet Software & Services — 2.0%
62,820	ModusLink Global Solutions, Inc.[1,2]	349,279
45,550	United Online, Inc.[1]	337,070
		686,349
	IT Services — 1.6%
11,885	Computer Sciences Corp.[1,2]	358,452
10,773	Heartland Payment Systems, Inc.[1]	187,558
		546,010
	Leisure Equipment & Products — 1.1%
13,631	Hasbro, Inc.[1]	396,253
	Life Sciences Tools & Services — 0.8%
9,720	Invitrogen Corp.[1,2]	279,839
	Machinery — 4.4%
5,540	AGCO Corp.[1,2]	174,621
11,407	Cummins, Inc.[1]	294,871
8,685	Eaton Corp.[1]	387,351
15,312	Manitowoc Co. (The), Inc.[1]	150,670
10,855	Parker Hannifin Corp.[1]	420,848
6,860	Terex Corp.[1,2]	114,494
		1,542,855
	Media — 4.3%
31,740	CBS Corp. - Class B1	308,195
17,350	DIRECTV Group (The), Inc.[1,2]	379,791
20,384	Disney (Walt) Co.[1]	527,946
27,162	Time Warner, Inc.[1]	274,065
		1,489,997
	Metals & Mining — 1.7%
11,398	Nucor Corp.[1]	461,733
3,755	United States Steel Corp.[1]	138,484
		600,217

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Long/Short Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Shares		Value
COMMON STOCKS* — (Continued)
	Multi-line Retail — 1.9%
6,840	Big Lots, Inc.[1,2]	$167,101
12,739	Dollar Tree, Inc.[1,2]	484,337
		651,438
	Oil, Gas & Consumable Fuels — 3.4%
4,992	Chevron Corp.[1]	372,403
7,019	Exxon Mobil Corp.[1]	520,249
4,843	Hess Corp.[1]	291,597
		1,184,249
	Personal Products — 0.9%
13,720	NBTY, Inc.[1,2]	320,636
	Pharmaceuticals — 1.1%
9,204	Eli Lilly & Co.[1]	311,279
3,920	Endo Pharmaceuticals Holdings, Inc.[1,2]	72,520
		383,799
	Professional Services — 2.5%
16,432	Administaff, Inc.[1]	328,476
15,880	Korn/Ferry International[1,2]	220,573
38,359	TrueBlue, Inc.[1,2]	319,530
		868,579
	Real Estate Investment Trusts — 4.1%
25,899	CBL & Associates Properties, Inc.[1]	239,048
4,731	Liberty Property Trust[1]	112,834
12,853	Mack-Cali Realty Corp.[1]	292,020
8,220	Prologis[1]	115,080
7,873	SL Green Realty Corp.[1]	330,981
16,432	Weingarten Realty Investors[1]	336,035
		1,425,998
	Road & Rail — 0.5%
4,401	Arkansas Best Corp.[1]	128,465
1,080	Con-way, Inc.[1]	36,763
		165,228
	Semiconductors & Semiconductor Equipment — 3.0%
14,403	Analog Devices, Inc.[1]	307,648
13,716	Omnivision Technologies, Inc.[1,2]	110,962
38,380	Teradyne, Inc.[1,2]	195,738
22,421	Texas Instruments, Inc.[1]	438,555
		1,052,903

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Long/Short Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Shares/ Face Amount		Value
COMMON STOCKS* — (Continued)
	Software — 6.6%
21,320	CA, Inc.[1]	$379,496
108,740	Cadence Design Systems, Inc.[1,2]	442,572
48,414	Compuware Corp.[1,2]	308,881
24,820	Parametric Technology Corp.[1,2]	322,412
37,020	Symantec Corp.[1,2]	465,712
43,000	Wind River Systems, Inc.[1,2]	375,820
		2,294,893
	Specialty Retail — 3.4%
12,480	Best Buy Co., Inc.[1]	334,589
20,293	Gap, Inc. (The)[1]	262,591
17,731	RadioShack Corp.[1]	224,474
13,881	TJX Cos., Inc. (The)[1]	371,456
		1,193,110
	Textiles, Apparel & Luxury Goods — 1.0%
3,589	Fossil, Inc.[1,2]	65,140
10,486	Phillips-Van Heusen Corp.[1]	257,012
1,060	Warnaco Group (The), Inc.[1,2]	31,599
		353,751
	Tobacco — 1.1%
19,320	Altria Group, Inc.[1]	370,751
	Trading Companies & Distributors — 1.0%
4,278	WW Grainger, Inc.[1]	336,123
	TOTAL COMMON STOCKS (Cost $43,422,942)	34,186,177
REPURCHASE AGREEMENT* — 4.0%
$1,403,245	With State Bank and Trust Co., dated 10/31/08, 0.07%, principal and interest in the amount of $1,403,253 due 11/3/08, (collateralized by a FG security with a par value of $1,411,030, coupon rate of 5.999%, due 1/1/37, market value of $1,433,607)	1,403,245
	TOTAL REPURCHASE AGREEMENTS (Cost $1,403,245)	1,403,245
TOTAL LONG INVESTMENTS (Cost $44,826,187)	101.9%	$35,589,422

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Long/Short Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Shares		Value
COMMON STOCKS SOLD SHORT* — (58.5)%
	Aerospace & Defense — (2.5)%
(10,680)	Curtiss-Wright Corp.	$(394,092)
(16,542)	Ladish Co., Inc.[2]	(281,710)
(5,200)	Moog, Inc. - Class A2	(182,624)
		(858,426)
	Biotechnology — (1.6)%
(10,469)	Amylin Pharmaceuticals, Inc.[2]	(106,889)
(9,485)	Rigel Pharmaceuticals, Inc.[2]	(82,614)
(13,814)	Vertex Pharmaceuticals, Inc.[2]	(362,065)
		(551,568)
	Building Products — (1.5)%
(5,024)	Ameron International Corp.	(236,128)
(31,136)	Quanex Building Products Corp.	(285,206)
		(521,334)
	Capital Markets — (1.5)%
(22,439)	Jefferies Group, Inc.	(355,210)
(8,380)	Legg Mason, Inc.	(185,952)
		(541,162)
	Commercial Banks — (1.3)%
(13,479)	Signature Bank[2]	(439,146)
	Commercial Services & Supplies — (3.5)%
(20,289)	Geo Group, Inc. (The)[2]	(358,304)
(13,184)	Mine Safety Appliances Co.	(355,968)
(18,246)	Team, Inc.[2]	(506,691)
		(1,220,963)
	Communications Equipment — (1.1)%
(8,080)	Comtech Telecommunications Corp.[2]	(391,234)
	Construction Materials — (0.4)%
(4,672)	Texas Industries, Inc.	(147,775)
	Diversified Financial Services — (1.4)%
(9,272)	Leucadia National Corp.	(248,860)
(9,293)	Pico Holdings, Inc.[2]	(232,697)
		(481,557)
	Electrical Equipment — (0.4)%
(7,124)	Baldor Electric Co.	(125,097)

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Long/Short Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Shares		Value
COMMON STOCKS SOLD SHORT* — (Continued)
	Electronic Equipment, Instruments & Components — (0.7)%
(4,811)	Itron, Inc.[2]	$(233,237)
	Energy Equipment & Services — (1.5)%
(15,451)	Allis-Chalmers Energy, Inc.[2]	(104,449)
(12,447)	Bristow Group, Inc.[2]	(308,312)
(16,986)	Hercules Offshore, Inc.[2]	(123,828)
		(536,589)
	Food & Staples Retailing — (0.8)%
(12,338)	Pantry (The), Inc.[2]	(271,683)
	Food Products — (1.5)%
(10,669)	Sanderson Farms, Inc.	(333,086)
(17,555)	Smithfield Foods, Inc.[2]	(184,679)
		(517,765)
	Forest Products & Paper — (1.0)%
(9,205)	Weyerhaeuser Co.	(351,815)
	Health Care Equipment & Supplies — (0.3)%
(2,251)	NuVasive, Inc.[2]	(106,000)
	Hotels, Restaurants & Leisure — (1.4)%
(17,707)	Choice Hotels International, Inc.	(484,109)
	Household Durables — (1.8)%
(11,628)	MDC Holdings, Inc.	(391,050)
(9,817)	Tupperware Brands Corp.	(248,370)
		(639,420)
	Industrial Conglomerates — (2.0)%
(14,873)	General Electric Co.	(290,172)
(17,295)	Otter Tail Corp.	(406,087)
		(696,259)
	Insurance — (1.1)%
(23,053)	Stewart Information Services Corp.	(382,680)
	Internet Software & Services — (4.5)%
(27,773)	Akamai Technologies, Inc.[2]	(399,376)
(31,817)	DealerTrack Holdings, Inc.[2]	(341,396)
(27,600)	GSI Commerce, Inc.[2]	(285,660)
(19,748)	SAVVIS, Inc.[2]	(169,833)
(17,331)	VeriSign, Inc.[2]	(367,417)
		(1,563,682)

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Long/Short Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Shares		Value
COMMON STOCKS SOLD SHORT* — (Continued)
	IT Services — (1.1)%
(32,494)	VeriFone Holdings, Inc.[2]	$(369,132)
	Life Sciences Tools & Services — (0.6)%
(6,777)	AMAG Pharmaceuticals, Inc.[2]	(207,241)
	Machinery — (4.1)%
(4,764)	Albany International Corp. - Class A	(69,364)
(14,623)	Briggs & Stratton Corp.	(230,458)
(6,862)	FreightCar America, Inc.	(179,167)
(8,841)	Kaydon Corp.	(295,378)
(13,791)	Pall Corp.	(364,220)
(12,141)	RBC Bearings, Inc.[2]	(288,106)
		(1,426,693)
	Media — (4.2)%
(9,043)	Arbitron, Inc.	(294,621)
(10,862)	John Wiley & Sons, Inc. - Class A	(377,780)
(15,517)	RCN Corp.[2]	(100,085)
(21,634)	Regal Entertainment Group - Class A	(277,780)
(1,021)	Washington Post Co. (The)	(435,763)
		(1,486,029)
	Multi-line Retail — (1.9)%
(54,152)	99 Cents Only Stores[2]	(660,654)
	Oil, Gas & Consumable Fuels — (1.3)%
(9,338)	Delta Petroleum Corp.[2]	(87,777)
(16,723)	Newfield Exploration Co.[2]	(384,295)
		(472,072)
	Real Estate Investment Trusts — (3.1)%
(6,118)	Digital Realty Trust, Inc.	(204,830)
(2,688)	Federal Realty Investment Trust	(164,694)
(4,417)	Taubman Centers, Inc.	(146,733)
(28,776)	UDR, Inc.	(568,614)
		(1,084,871)
	Real Estate Management & Development — (0.5)%
(22,918)	CB Richard Ellis Group, Inc. - Class A2	(160,655)
	Road & Rail — (0.5)%
(5,165)	Genesee & Wyoming, Inc. - Class A2	(172,253)

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Long/Short Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2008

Shares		Value
COMMON STOCKS SOLD SHORT* — (Continued)
	Semiconductors & Semiconductor Equipment — (1.6)%
(7,656)	Hittite Microwave Corp.[2]	$(250,887)
(15,219)	Power Integrations, Inc.[2]	(319,447)
		(570,334)
	Software — (5.8)%
(16,445)	Citrix Systems, Inc.[2]	(423,788)
(13,668)	Electronic Arts, Inc.[2]	(311,357)
(29,043)	Macrovision Solutions Corp.[2]	(321,796)
(10,521)	Salesforce.com, Inc.[2]	(325,730)
(27,413)	Taleo Corp. - Class A2	(378,299)
(19,941)	Ultimate Software Group, Inc.[2]	(265,814)
		(2,026,784)
	Specialty Retail — (0.8)%
(5,320)	Dick's Sporting Goods, Inc.[2]	(81,502)
(26,553)	Penske Auto Group, Inc.	(217,469)
		(298,971)
	Trading Companies & Distributors — (1.2)%
(15,280)	GATX Corp.	(436,244)
	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $(29,581,514))	(20,433,434)

TOTAL SHORT INVESTMENTS (Proceeds $(29,581,514))	(58.5)%	$(20,433,434)
TOTAL INVESTMENTS (Cost $15,244,673)[3]	43.4%	$15,155,988
OTHER ASSETS IN EXCESS OF LIABILITIES	56.6	19,747,748
NET ASSETS	100.0%	$34,903,736

*  Percentages indicated are based on net assets.

1  All or a portion of security pledged as collateral for securities sold short.

2  Non income-producing security.

3  Aggregate cost for federal tax purposes was $15,407,737.

Abbreviations:

FG — Freddie Mac Gold

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Long/Short Portfolio
INDUSTRY DIVERSIFICATION

On October 31, 2008, industry diversification of the Portfolio was as follows (Unaudited):

	% of Net Assets	Value
INDUSTRIES:
Long Positions:
Software	6.6%	$2,294,893
Insurance	6.2	2,175,516
Food & Staples Retailing	5.1	1,781,291
Aerospace & Defense	4.9	1,712,866
Machinery	4.4	1,542,855
Media	4.3	1,489,997
Real Estate Investment Trusts	4.1	1,425,998
Specialty Retail	3.4	1,193,110
Oil, Gas & Consumable Fuels	3.4	1,184,249
Semiconductors & Semiconductor Equipment	3.0	1,052,903
Capital Markets	2.9	1,007,773
Construction & Engineering	2.6	892,807
Professional Services	2.5	868,579
Chemicals	2.2	785,307
Food Products	2.2	767,587
Commercial Banks	2.1	743,982
Biotechnology	2.1	738,210
Consumer Finance	2.0	712,152
Internet Software & Services	2.0	686,349
Electronic Equipment, Instruments & Components	1.9	670,453
Multi-line Retail	1.9	651,438
Electric Utilities	1.9	649,653
Metals & Mining	1.7	600,217
Energy Equipment & Services	1.7	580,715
Hotels, Restaurants & Leisure	1.6	576,370
Commercial Services & Supplies	1.6	567,661
Health Care Providers & Services	1.6	567,529
Diversified Consumer Services	1.6	555,320
IT Services	1.6	546,010
Air Freight & Logistics	1.5	513,165
Gas Utilities	1.4	478,649
Diversified Telecommunication Services	1.2	430,925
Leisure Equipment & Products	1.1	396,253
Computers & Peripherals	1.1	388,757
Communications Equipment	1.1	385,996
Pharmaceuticals	1.1	383,799
Tobacco	1.1	370,751
Textiles, Apparel & Luxury Goods	1.0	353,751
Trading Companies & Distributors	1.0	336,123
Personal Products	0.9	320,636
Life Sciences Tools & Services	0.8	279,839

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Long/Short Portfolio
INDUSTRY DIVERSIFICATION — (Concluded)

On October 31, 2008, industry diversification of the Portfolio was as follows (Unaudited):

	% of Net Assets	Value
Auto Components	0.7%	$261,161
Road & Rail	0.5	165,228
Industrial Conglomerates	0.3	99,354
Short Positions:
Health Care Equipment & Supplies	(0.3)	(106,000)
Electrical Equipment	(0.4)	(125,097)
Construction Materials	(0.4)	(147,775)
Real Estate Management & Development	(0.5)	(160,655)
Road & Rail	(0.5)	(172,253)
Life Sciences Tools & Services	(0.6)	(207,241)
Electronic Equipment, Instruments & Components	(0.7)	(233,237)
Food & Staples Retailing	(0.8)	(271,683)
Specialty Retail	(0.8)	(298,971)
Forest Products & Paper	(1.0)	(351,815)
IT Services	(1.1)	(369,132)
Insurance	(1.1)	(382,680)
Communications Equipment	(1.1)	(391,234)
Trading Companies & Distributors	(1.2)	(436,244)
Commercial Banks	(1.3)	(439,146)
Oil, Gas & Consumable Fuels	(1.3)	(472,072)
Diversified Financial Services	(1.4)	(481,557)
Hotels, Restaurants & Leisure	(1.4)	(484,109)
Food Products	(1.5)	(517,765)
Building Products	(1.5)	(521,334)
Energy Equipment & Services	(1.5)	(536,589)
Capital Markets	(1.5)	(541,162)
Biotechnology	(1.6)	(551,568)
Semiconductors & Semiconductor Equipment	(1.6)	(570,334)
Household Durables	(1.8)	(639,420)
Multi-line Retail	(1.9)	(660,654)
Industrial Conglomerates	(2.0)	(696,259)
Aerospace & Defense	(2.5)	(858,426)
Real Estate Investment Trusts	(3.1)	(1,084,871)
Commercial Services & Supplies	(3.5)	(1,220,963)
Machinery	(4.1)	(1,426,693)
Media	(4.2)	(1,486,029)
Internet Software & Services	(4.5)	(1,563,682)
Software	(5.8)	(2,026,784)
TOTAL COMMON STOCKS	39.4%	$13,752,743
REPURCHASE AGREEMENT	4.0	1,403,245
TOTAL INVESTMENTS	43.4%	$15,155,988

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Total Market Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2008

Shares		Value
COMMON STOCKS* — 120.9%
	Aerospace & Defense — 6.2%
4,168	Boeing Co.[1]	$217,861
2,265	Honeywell International, Inc.[1]	68,969
3,687	L-3 Communications Holdings, Inc.[1]	299,274
4,120	Lockheed Martin Corp.[1]	350,406
2,700	Northrop Grumman Corp.[1]	126,603
6,475	Raytheon Co.[1]	330,937
5,260	United Technologies Corp.[1]	289,090
		1,683,140
	Air Freight & Logistics — 2.0%
7,033	HUB Group, Inc. - Class A1,2	221,188
28,231	Pacer International, Inc.[1]	318,728
		539,916
	Biotechnology — 1.7%
3,056	Amgen, Inc.[1,2]	183,024
9,325	Martek Biosciences Corp.[1]	278,165
		461,189
	Building Products — 0.2%
6,020	Insteel Industries, Inc.[1]	61,765
	Capital Markets — 1.8%
1,160	Goldman Sachs Group, Inc.[1]	107,300
26,065	Knight Capital Group, Inc. - Class A1,2	376,900
		484,200
	Chemicals — 3.5%
9,713	Celanese Corp. - Class A1	134,622
4,410	CF Industries Holdings, Inc.[1]	283,078
7,880	FMC Corp.[1]	343,095
1,850	Minerals Technologies, Inc.[1]	105,006
3,860	Terra Industries, Inc.[1]	84,882
		950,683
	Commercial Banks — 2.1%
13,620	Old National Bancorp[1]	257,963
19,389	Oriental Financial Group[1]	314,877
		572,840
	Commercial Services & Supplies — 0.9%
5,106	Brink's Co. (The)[1]	247,590

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Total Market Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Shares		Value
COMMON STOCKS* — (Continued)
	Computers & Peripherals — 7.2%
19,979	Dell, Inc.[1,2]	$242,745
12,458	Hewlett-Packard Co.[1]	476,892
15,140	Imation Corp.[1]	186,525
2,680	International Business Machines Corp.[1]	249,160
12,441	Lexmark International, Inc.[1,2]	321,351
15,286	NCR Corp.[1,2]	279,428
13,700	Western Digital Corp.[1,2]	226,050
		1,982,151
	Construction & Engineering — 3.3%
14,139	EMCOR Group, Inc.[1,2]	251,250
9,056	Fluor Corp.[1]	361,606
10,264	Foster Wheeler, Ltd.[1,2]	281,234
		894,090
	Consumer Finance — 1.3%
4,874	Capital One Financial Corp.[1]	190,671
4,517	Cash America International, Inc.[1]	159,766
		350,437
	Diversified Consumer Services — 0.8%
13,495	Career Education Corp.[1,2]	213,356
	Diversified Telecommunication Services — 1.9%
8,362	CenturyTel, Inc.[1]	209,970
10,542	Verizon Communications, Inc.[1]	312,781
		522,751
	Electric Utilities — 1.4%
10,837	Edison International[1]	385,689
	Electronic Equipment, Instruments & Components — 1.5%
22,300	Plexus Corp.[1,2]	416,118
	Energy Equipment & Services — 6.1%
7,698	Baker Hughes, Inc.[1]	269,045
4,586	ENSCO International, Inc.[1]	174,314
4,229	Halliburton Co.[1]	83,692
3,262	National Oilwell Varco, Inc.[1,2]	97,501
7,449	Noble Corp.[1]	239,932
12,361	Oil States International, Inc.[1,2]	285,910
1,737	Schlumberger, Ltd.[1]	89,716
2,658	Smith International, Inc.[1]	91,648
7,700	Tidewater, Inc.[1]	335,797
		1,667,555

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Total Market Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Shares		Value
COMMON STOCKS* — (Continued)
	Food & Staples Retailing — 9.5%
12,803	BJ's Wholesale Club, Inc.[1,2]	$450,666
12,757	Casey's General Stores, Inc.[1]	385,261
5,953	Costco Wholesale Corp.[1]	339,380
11,700	CVS Caremark Corp.[1]	358,605
18,319	Kroger Co. (The)[1]	503,040
8,842	Safeway, Inc.[1]	188,069
6,596	Wal-Mart Stores, Inc.[1]	368,123
		2,593,144
	Food Products — 2.5%
3,825	Cal-Maine Foods, Inc.[1]	112,417
27,885	Darling International, Inc.[1,2]	210,253
5,500	Ralcorp Holdings, Inc.[1,2]	372,240
		694,910
	Health Care Providers & Services — 2.8%
3,184	McKesson Corp.[1]	117,139
14,803	Omnicare, Inc.[1]	408,119
5,340	Quest Diagnostics, Inc.[1]	249,912
		775,170
	Hotels, Restaurants & Leisure — 2.1%
7,585	McDonald's Corp.[1]	439,399
4,935	WMS Industries, Inc.[1,2]	123,375
		562,774
	Industrial Conglomerates — 0.4%
6,170	McDermott International, Inc.[1,2]	105,692
	Insurance — 12.6%
5,412	Aflac, Inc.[1]	239,643
4,120	Arch Capital Group, Ltd.[1,2]	287,370
5,689	Assurant, Inc.[1]	144,956
8,728	Chubb Corp.[1]	452,285
5,799	Hartford Financial Services Group, Inc.[1]	59,846
12,283	IPC Holdings, Ltd.[1]	339,133
5,480	Loews Corp.[1]	181,991
3,505	Metlife, Inc.[1,2]	116,436
5,687	PartnerRe, Ltd.[1]	384,953
17,922	Progressive Corp. (The)[1]	255,747
5,790	Torchmark Corp.[1]	241,848
10,680	Travelers Cos., Inc. (The)[1]	454,434

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Total Market Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Shares		Value
COMMON STOCKS* — (Continued)
	Insurance — (Continued)
18,180	Unum Group[1]	$286,335
		3,444,977
	Internet Software & Services — 1.6%
6,883	eBay, Inc.[1,2]	105,103
29,950	ModusLink Global Solutions, Inc.[1,2]	166,522
22,407	United Online, Inc.[1]	165,812
		437,437
	IT Services — 1.8%
8,916	Heartland Payment Systems, Inc.[1]	155,228
18,534	SAIC, Inc.[1,2]	342,323
		497,551
	Leisure Equipment & Products — 1.4%
13,324	Hasbro, Inc.[1]	387,329
	Life Sciences Tools & Services — 2.1%
14,661	Applied Biosystems, Inc.	451,998
4,125	Invitrogen Corp.[1,2]	118,759
		570,757
	Machinery — 2.6%
3,138	AGCO Corp.[1,2]	98,910
8,728	Cummins, Inc.[1]	225,619
3,837	Eaton Corp.[1]	171,130
5,667	Parker Hannifin Corp.[1]	219,709
		715,368
	Media — 4.4%
20,670	CBS Corp. - Class B1	200,706
14,724	DIRECTV Group (The), Inc.[1,2]	322,308
14,969	Disney (Walt) Co.[1]	387,697
7,381	Omnicom Group, Inc.[1]	218,035
7,951	Time Warner, Inc.[1]	80,225
		1,208,971
	Metals & Mining — 2.3%
4,300	Freeport-McMoran Copper & Gold Inc.[1]	125,130
7,090	Nucor Corp.[1]	287,216
5,980	United States Steel Corp.[1]	220,542
		632,888

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Total Market Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Shares		Value
COMMON STOCKS* — (Continued)
	Multi-line Retail — 2.4%
9,930	Big Lots, Inc.[1,2]	$242,590
10,990	Dollar Tree, Inc.[1,2]	417,840
		660,430
	Multi-Utilities — 2.6%
12,852	Alliant Energy Corp.[1]	377,592
7,932	Sempra Energy[1]	337,824
		715,416
	Office Electronics — 1.3%
42,840	Xerox Corp.[1]	343,577
	Oil, Gas & Consumable Fuels — 5.4%
6,463	Chevron Corp.[1]	482,140
6,725	Exxon Mobil Corp.[1]	498,457
1,417	Foundation Coal Holdings, Inc.[1]	29,417
5,361	Hess Corp.[1]	322,786
2,510	Occidental Petroleum Corp.[1]	139,405
		1,472,205
	Pharmaceuticals — 6.2%
10,739	Bristol-Myers Squibb Co.[1]	220,687
9,842	Eli Lilly & Co.[1]	332,856
7,599	Johnson & Johnson[1]	466,123
6,755	Perrigo Co.[1]	229,670
6,190	Watson Pharmaceuticals, Inc.[1,2]	161,992
8,994	Wyeth[1]	289,427
		1,700,755
	Professional Services — 1.3%
5,967	Manpower, Inc.[1]	185,752
20,857	TrueBlue, Inc.[1,2]	173,739
		359,491
	Real Estate Investment Trusts — 3.1%
9,045	CBL & Associates Properties, Inc.[1]	83,485
13,827	Mack-Cali Realty Corp.[1]	314,150
8,522	Prologis[1]	119,308
7,550	SL Green Realty Corp.[1]	317,402
		834,345

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Total Market Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Shares/ Face Amount		Value
COMMON STOCKS* — (Continued)
	Semiconductors & Semiconductor Equipment — 2.6%
20,180	Broadcom Corp. - Class A1,2	$344,674
16,500	Micrel, Inc.[1]	121,275
47,780	Teradyne, Inc.[1,2]	243,678
		709,627
	Software — 1.7%
5,326	CA, Inc.[1]	94,803
11,400	Microsoft Corp.[1]	254,562
24,931	TIBCO Software, Inc.[1,2]	128,394
		477,759
	Specialty Retail — 3.7%
9,081	Best Buy Co., Inc.[1]	243,462
21,226	Gap, Inc. (The)[1]	274,664
13,581	RadioShack Corp.[1]	171,936
11,529	TJX Cos., Inc. (The)[1]	308,516
		998,578
	Trading Companies & Distributors — 2.6%
15,376	Applied Industrial Techologies, Inc.[1]	310,442
4,981	WW Grainger, Inc.[1]	391,357
		701,799
	TOTAL COMMON STOCKS (Cost $43,603,914)	33,034,420
REPURCHASE AGREEMENT* — 3.1%
$841,885	With State Street Bank and Trust Co., dated 10/31/08, 0.07%, principal and interest in the amount of $841,890, due 11/3/08 (collateralized by a FG security with a par value of $848,882, coupon rate of 5.999%, due 1/1/37, market value of $862,464)	841,885
	TOTAL REPURCHASE AGREEMENT (Cost $841,885)	841,885
TOTAL LONG INVESTMENTS (Cost $44,445,799)	124.0%	$33,876,305

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Total Market Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Shares		Value
COMMON STOCKS SOLD SHORT* — (23.3)%
	Aerospace & Defense — (1.2)%
(3,063)	Curtiss-Wright Corp.	$(113,025)
(6,852)	Ladish Co., Inc.[2]	(116,690)
(2,686)	Moog, Inc. - Class A2	(94,332)
		(324,047)
	Air Freight & Logistics — (0.2)%
(2,565)	Atlas Air Worldwide Holdings, Inc.[2]	(49,556)
	Beverages — (0.5)%
(2,717)	Brown-Forman Corp. - Class B	(123,352)
	Building Products — (0.4)%
(948)	Ameron International Corp.	(44,556)
(8,316)	Quanex Building Products Corp.	(76,175)
		(120,731)
	Capital Markets — (0.5)%
(3,586)	Piper Jaffray Cos.[2]	(141,468)
	Commercial Banks — (0.8)%
(3,393)	PacWest Bancorp	(84,791)
(3,922)	Signature Bank[2]	(127,779)
		(212,570)
	Commercial Services & Supplies — (1.3)%
(5,409)	Corrections Corp. of America[2]	(103,366)
(6,713)	Geo Group, Inc. (The)[2]	(118,552)
(5,298)	Team, Inc.[2]	(147,125)
		(369,043)
	Construction Materials — (0.3)%
(2,430)	Texas Industries, Inc.	(76,861)
	Diversified Consumer Services — (0.4)%
(2,464)	Matthews International Corp. - Class A	(109,968)
	Diversified Financial Services — (0.3)%
(3,047)	Leucadia National Corp.	(81,781)
	Electrical Equipment — (0.3)%
(4,512)	Baldor Electric Co.	(79,231)
	Electronic Equipment, Instruments & Components — (0.3)%
(1,581)	Itron, Inc.[2]	(76,647)

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Total Market Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Shares		Value
COMMON STOCKS SOLD SHORT* — (Continued)
	Food Products — (0.6)%
(3,059)	Sanderson Farms, Inc.	$(95,502)
(6,167)	Smithfield Foods, Inc.[2]	(64,877)
		(160,379)
	Forest Products & Paper — (0.3)%
(2,395)	Weyerhaeuser Co.	(91,537)
	Hotels, Restaurants & Leisure — (1.0)%
(5,165)	Choice Hotels International, Inc.	(141,211)
(9,623)	Domino's Pizza, Inc.[2]	(57,257)
(1,331)	Wynn Resorts, Ltd.	(80,392)
		(278,860)
	Industrial Conglomerates — (0.5)%
(4,923)	General Electric Co.	(96,047)
(2,210)	Otter Tail Corp.	(51,891)
		(147,938)
	Insurance — (0.4)%
(7,042)	Stewart Information Services Corp.	(116,897)
	Internet Software & Services — (1.9)%
(5,411)	Akamai Technologies, Inc.[2]	(77,810)
(6,006)	DealerTrack Holdings, Inc.[2]	(64,444)
(1,789)	Equinix, Inc.[2]	(111,669)
(7,317)	GSI Commerce, Inc.[2]	(75,731)
(8,823)	SAVVIS, Inc.[2]	(75,878)
(5,002)	VeriSign, Inc.[2]	(106,043)
		(511,575)
	Machinery — (1.3)%
(4,323)	Albany International Corp. - Class A	(62,943)
(2,900)	Kaydon Corp.	(96,889)
(3,699)	Pall Corp.	(97,690)
(4,093)	RBC Bearings, Inc.[2]	(97,127)
		(354,649)
	Media — (2.6)%
(3,200)	Arbitron, Inc.	(104,256)
(4,620)	Ascent Media Corp. Series A2	(116,840)
(3,622)	Discovery Communications, Inc. Series A2	(49,404)
(3,622)	Discovery Communications, Inc. Series C2	(48,245)
(2,748)	John Wiley & Sons, Inc. - Class A	(95,576)
(2,094)	Morningstar, Inc.[2]	(78,399)

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Total Market Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Shares		Value
COMMON STOCKS SOLD SHORT* — (Continued)
	Media — (Continued)
(8,266)	Regal Entertainment Group - Class A	$(106,135)
(254)	Washington Post Co. (The)	(108,407)
		(707,262)
	Metals & Mining — (0.2)%
(6,815)	Titanium Metals Corp.	(63,448)
	Oil, Gas & Consumable Fuels — (0.4)%
(4,805)	Newfield Exploration Co.[2]	(110,419)
	Professional Services — (0.8)%
(1,684)	FTI Consulting, Inc.[2]	(98,093)
(2,087)	Huron Consulting Group, Inc.[2]	(113,470)
		(211,563)
	Real Estate Investment Trusts — (2.3)%
(3,712)	Digital Realty Trust, Inc.	(124,278)
(4,759)	HCP, Inc.	(142,437)
(3,516)	Plum Creek Timber Co., Inc.	(131,076)
(2,412)	Taubman Centers, Inc.	(80,127)
(7,479)	UDR, Inc.	(147,785)
		(625,703)
	Real Estate Management & Development — (0.3)%
(12,402)	CB Richard Ellis Group, Inc. - Class A2	(86,938)
	Road & Rail — (0.4)%
(3,418)	Genesee & Wyoming, Inc. - Class A2	(113,990)
	Semiconductors & Semiconductor Equipment — (1.1)%
(8,820)	Diodes, Inc.[2]	(87,142)
(3,037)	Hittite Microwave Corp.[2]	(99,522)
(4,940)	Power Integrations, Inc.[2]	(103,691)
		(290,355)
	Software — (1.7)%
(3,935)	Blackboard, Inc.[2]	(96,329)
(3,529)	Electronic Arts, Inc.[2]	(80,391)
(8,353)	EPIQ Systems, Inc.[2]	(113,517)
(8,106)	Macrovision Solutions Corp.[2]	(89,814)
(2,550)	Salesforce.com, Inc.[2]	(78,948)
		(458,999)
	Specialty Retail — (0.3)%
(7,936)	Zumiez, Inc.[2]	(77,455)

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Total Market Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2008

Shares		Value
COMMON STOCKS SOLD SHORT* — (Continued)
	Thrifts & Mortgage Finance — (0.4)%
(7,515)	NewAlliance Bancshares, Inc.	$(103,707)
	Trading Companies & Distributors — (0.3)%
(3,023)	GATX Corp.	(86,307)
	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $(9,290,287))	(6,363,236)

TOTAL SHORT INVESTMENTS (Proceeds $(9,290,287))	(23.3)%	$(6,363,236)
TOTAL INVESTMENTS (Cost $35,155,512)[3]	100.7%	$27,513,069
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.7)	(182,419)
NET ASSETS	100.0%	$27,330,650

*  Percentages indicated are based on net assets.

1  All or a portion of security pledged as collateral for securities sold short.

2  Non income-producing security.

3  Aggregate cost for federal tax purposes was $35,310,683.

Abbreviations:

FG — Freddie Mac Gold

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Total Market Portfolio
INDUSTRY DIVERSIFICATION

On October 31, 2008, industry diversification of the Portfolio was as follows (Unaudited):

	% of Net Assets	Value
INDUSTRIES:
Long Positions:
Insurance	12.6%	$3,444,977
Food & Staples Retailing	9.5	2,593,144
Computers & Peripherals	7.2	1,982,151
Pharmaceuticals	6.2	1,700,755
Aerospace & Defense	6.2	1,683,140
Energy Equipment & Services	6.1	1,667,555
Oil, Gas & Consumable Fuels	5.4	1,472,205
Media	4.4	1,208,971
Specialty Retail	3.7	998,578
Chemicals	3.5	950,683
Construction & Engineering	3.3	894,090
Real Estate Investment Trusts	3.1	834,345
Health Care Providers & Services	2.8	775,170
Multi-Utilities	2.6	715,416
Machinery	2.6	715,368
Semiconductors & Semiconductor Equipment	2.6	709,627
Trading Companies & Distributors	2.6	701,799
Food Products	2.5	694,910
Multi-line Retail	2.4	660,430
Metals & Mining	2.3	632,888
Commercial Banks	2.1	572,840
Life Sciences Tools & Services	2.1	570,757
Hotels, Restaurants & Leisure	2.1	562,774
Air Freight & Logistics	2.0	539,916
Diversified Telecommunication Services	1.9	522,751
IT Services	1.8	497,551
Capital Markets	1.8	484,200
Software	1.7	477,759
Biotechnology	1.7	461,189
Internet Software & Services	1.6	437,437
Electronic Equipment, Instruments & Components	1.5	416,118
Leisure Equipment & Products	1.4	387,329
Electric Utilities	1.4	385,689
Professional Services	1.3	359,491
Consumer Finance	1.3	350,437
Office Electronics	1.3	343,577
Commercial Services & Supplies	0.9	247,590
Diversified Consumer Services	0.8	213,356
Industrial Conglomerates	0.4	105,692
Building Products	0.2	61,765

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Total Market Portfolio
INDUSTRY DIVERSIFICATION — (Concluded)

On October 31, 2008, industry diversification of the Portfolio was as follows (Unaudited):

	% of Net Assets	Value
Short Positions:
Air Freight & Logistics	(0.2)%	$(49,556)
Metals & Mining	(0.2)	(63,448)
Electronic Equipment, Instruments & Components	(0.3)	(76,647)
Construction Materials	(0.3)	(76,861)
Specialty Retail	(0.3)	(77,455)
Electrical Equipment	(0.3)	(79,231)
Diversified Financial Services	(0.3)	(81,781)
Trading Companies & Distributors	(0.3)	(86,307)
Real Estate Management & Development	(0.3)	(86,938)
Forest Products & Paper	(0.3)	(91,537)
Thrifts & Mortgage Finance	(0.4)	(103,707)
Diversified Consumer Services	(0.4)	(109,968)
Oil, Gas & Consumable Fuels	(0.4)	(110,419)
Road & Rail	(0.4)	(113,990)
Insurance	(0.4)	(116,897)
Building Products	(0.4)	(120,731)
Beverages	(0.5)	(123,352)
Capital Markets	(0.5)	(141,468)
Industrial Conglomerates	(0.5)	(147,938)
Food Products	(0.6)	(160,379)
Professional Services	(0.8)	(211,563)
Commercial Banks	(0.8)	(212,570)
Hotels, Restaurants & Leisure	(1.0)	(278,860)
Semiconductors & Semiconductor Equipment	(1.1)	(290,355)
Aerospace & Defense	(1.2)	(324,047)
Machinery	(1.3)	(354,649)
Commercial Services & Supplies	(1.3)	(369,043)
Software	(1.7)	(458,999)
Internet Software & Services	(1.9)	(511,575)
Real Estate Investment Trusts	(2.3)	(625,703)
Media	(2.6)	(707,262)
TOTAL COMMON STOCKS	97.6%	$26,671,184
REPURCHASE AGREEMENT	3.1	841,885
TOTAL INVESTMENTS	100.7%	$27,513,069

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Glenmede Fund, Inc. (the "Fund") consists of thirteen portfolios: the Government Cash Portfolio, the Tax-Exempt Cash Portfolio, the Core Fixed Income Portfolio, the Strategic Equity Portfolio, the Small Cap Equity Portfolio, the Large Cap Value Portfolio, the International Portfolio, the Philadelphia International Fund, the U.S. Emerging Growth Portfolio, the Large Cap 100 Portfolio, the Large Cap Growth Portfolio, the Long/Short Portfolio and the Total Market Portfolio (each, a "Portfolio" and collectively, the "Portfolios"). The Fund was incorporated in the State of Maryland on June 30, 1988, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Since January 2, 1998, the Small Cap Equity Portfolio has consisted of two classes of shares: the Advisor Class and the Institutional Class. The Total Market Portfolio commenced operations on December 21, 2006. The "Initial offering fee" in the Statement of Operations represents the start-up expenses that are being amortized over the first twelve months of the Total Market Portfolio's operations.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements.

Valuation of Securities: As permitted under Rule 2a-7 of the 1940 Act, securities held by the Government Cash and Tax-Exempt Cash Portfolios are valued by the "amortized cost" method of valuation, which approximates current value. Amortized cost valuation involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument.

Equity securities listed on a United States ("US") securities exchange for which market quotations are readily available are valued at the last quoted sale price as of the close of the exchange's regular trading hours on the day the valuation is made. Price information on listed securities is taken from the exchange where the securities are primarily traded. Securities traded on the NASDAQ System are valued at the NASDAQ Official Closing Price ("NOCP"). Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at an amount that does not exceed the asked price and is not less than the bid price. Securities listed on a foreign exchange and unlisted foreign securities are valued at the last quoted sales price available before the time when assets are valued.

Bonds and other fixed-income securities are valued at the most recent quoted bid price or, when exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price is used. In addition, bond and other fixed-income securities

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

may be valued on the basis of prices provided by a pricing service or by using a matrix or formula, when the Portfolio's investment advisor believes such prices reflect the fair market value of such securities. Debt securities purchased by non-money market Portfolios with remaining maturities of 60 days or less are valued at amortized cost. Securities with remaining maturities exceeding 60 days are valued at their market or fair value until the 61st day prior to maturity and are valued at amortized cost, thereafter.

When market quotations are not readily available or events occur that make established valuation methods unreliable, securities and other assets are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board of Directors of the Fund (the "Board"). In that regard, at October 31, 2008, substantially all foreign equity securities held by the International Portfolio and Philadelphia International Fund were fair valued using valuations provided by an independent valuation service.

Treasury Temporary Guarantee Program: The Government Cash Portfolio and the Tax-Exempt Cash Portfolio of the Fund (the "Portfolios, and each, a "Portfolio") are participants in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"). The Program seeks to guarantee the net asset value of shares of participating money market funds, including the Portfolios, as of the close of business on September 19, 2008 at $1.00 per share in the event a fund's net asset value per share falls below $0.995 (a "Guarantee Event"). If a Guarantee Event occurs, the Portfolio must liquidate its holdings and comply with certain other requirements before it will be eligible for payments under the Program. Payments under the Program are limited to funds available in the Exchange Stabilization Fund as determined by the Treasury Department.

Any increase in the number of shares owned by a shareholder in a Portfolio after the close of business on September 19, 2008 will not be guaranteed. If the number of shares owned by a shareholder in a Portfolio fluctuates, the guarantee will apply to the number of shares held as of the close of business on September 19, 2008 or the date of the Guarantee Event, whichever is less. If a shareholder closes his/her account with a Portfolio or with a broker-dealer, any future investment in the Portfolio will not be guaranteed.

Each Portfolio bears the expense of its participation in the Program. The fee for participation in the Program until its initial expiration on December 18, 2008 was 0.01% of each Portfolio's net assets as of September 19, 2008. The fee for continued participation from December 19, 2008 until April 30, 2009 is 0.015% of each Portfolio's net assets as of September 19, 2008. These fees are being amortized over the coverage periods. The fees paid for participation in the Program during the fiscal year ended October 31, 2008 by Government Cash Portfolio were $45,261 and $71,517 by Tax-Exempt Cash Portfolio. The Program will expire on April 30, 2009 unless the Secretary of the Treasury acts to extend the Program until September 18, 2009. If the Program is extended, the Board of Directors of The Glenmede Fund, Inc. will consider whether the Portfolios will continue to participate in the Program.

Repurchase Agreements: Each Portfolio may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The seller's obligation is secured by collateral (underlying securities) segregated on behalf of the Portfolio. The value of the collateral at the time of execution must be at least equal to 102% of the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Portfolio has the right to sell the collateral to offset losses incurred. There is potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights. The Portfolio's investment advisor, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Portfolio enters into repurchase agreements to evaluate potential risks.

Forward Foreign Currency Contracts: The International Portfolio and Philadelphia International Fund may enter into forward foreign exchange contracts to hedge currency risk of securities denominated in a foreign currency. Forward foreign exchange contracts are valued at the forward rate and marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. There were no forward foreign currency contracts open as of October 31, 2008.

Foreign Currency Translation: The books and records of each Portfolio are maintained in US dollars. Foreign currencies, investments and other assets and liabilities are translated into US dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at exchange rates prevailing on the dates of such transactions. Unrealized gains and losses that result from changes in foreign currency exchange rates have been included in the unrealized gains (losses) on foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Portfolio and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the purchase settlement date and subsequent sale trade date is included in realized gains and losses on investment transactions.

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

Foreign Securities: The Strategic Equity Portfolio, Small Cap Equity Portfolio, Large Cap Value Portfolio, U.S. Emerging Growth Portfolio, Large Cap 100 Portfolio, Large Cap Growth Portfolio, International Portfolio, Philadelphia International Fund, Long/Short Portfolio and Total Market Portfolio may invest in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of US companies and the US government. These risks include valuation of currencies and future adverse political and economic developments. Moreover, securities of some foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable US companies and the US government. This is particularly true with respect to emerging markets in developing countries.

Reverse Repurchase Agreements: The Government Cash Portfolio, Core Fixed Income Portfolio, Long/Short Portfolio and Total Market Portfolio may enter into reverse repurchase agreements. Under the terms of a reverse repurchase agreement, the Portfolio sells a security subject to an obligation to repurchase the security from the buyer at a later date and price thereby determining the yield during the buyer's holding period. The use of reverse repurchase agreements involves certain risks in that the securities acquired by a Portfolio with the proceeds of such an agreement may decline in value, although the Portfolio is obligated to repay the proceeds. In addition, the market value of the securities sold by a Portfolio may decline below the repurchase price, to which the Portfolio remains committed. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. In entering into reverse repurchase agreements, the Portfolio will maintain cash, US Government securities or other liquid high grade debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements. Under normal circumstances, the Government Cash Portfolio, the Core Fixed Income Portfolio, Long/Short Portfolio and Total Market Portfolio will not enter into reverse repurchase agreements if entering into such agreements would cause more than one-third of the value of their respective total assets to be subject to such agreements at the time of entering into such agreements. There were no open reverse repurchase agreements as of October 31, 2008.

Interest-Only Securities: The Core Fixed Income Portfolio may invest in interest-only securities, which are the interest portions of "stripped" securities. The holders of interest-only securities receive the interest on the underlying security, but no principal payments. While the timing of the interest receipts is known, the amount of interest to be received is not known.

Principal-Only Securities: The Core Fixed Income Portfolio may invest in principal-only securities, which are the principal portions of "stripped" securities. The holders of principal-only securities receive the principal on the underlying security, but no interest payments.

Collateralized Mortgage Obligations: The Core Fixed Income Portfolio may invest in collateralized mortgage obligations, which are backed by a pool of mortgages or mortgage-backed securities. The bonds that form collateralized

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

mortgage obligations are grouped into classes, which have different coupon rates or maturities. The principal cash flows of the underlying pool of mortgages are channeled sequentially into each class.

TBA/When-Issued Purchase Commitments: The Core Fixed Income Portfolio may enter into TBA (to be announced)/when-issued purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the value of the Portfolio's other assets.

Options Transactions: The Strategic Equity Portfolio, Large Cap Value Portfolio and Long/Short Portfolio may purchase or write option contracts to hedge against changes in the value of securities the portfolio owns or expects to own. A call option gives the option holder the right to purchase the underlying security at a specified price until a specified date. A put option gives the option holder the right to sell the underlying security at a specified price until a specified date. The risk in writing a call option is that the Portfolio may forgo the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform. There were no option contracts open or outstanding as of October 31, 2008.

Futures: The Long/Short Portfolio may enter into futures contracts. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange-traded. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of underlying securities. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. There were no open futures contracts outstanding at October 31, 2008.

Lending of Portfolio Securities: Each Portfolio, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lenders' fees. These fees are disclosed as "Income from security lending" in the Statement of Operations, net of expenses retained by State Street as compensation for its services as lending agent. Each applicable Portfolio receives cash collateral, which is invested by the lending agent in short-term instruments, in an amount at least

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Currently, the cash collateral is invested in the State Street Navigator Securities Lending Prime Portfolio, which is a 1940 Act money market fund. To the extent that advisory or other fees paid by the State Street Navigator Securities Lending Prime Portfolio are for the same or similar services as fees paid by the applicable Portfolio, there will be a layering of fees, which would increase expenses and decrease returns. Information regarding the value of the securities loaned and the value of the collateral at period end is included at the end of each applicable Portfolio's Statement of Assets and Liabilities and Schedule of Portfolio Investments. Although risk is mitigated by the collateral, a Portfolio could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities when due. A Portfolio may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan.

Swap Agreements: The Long/Short Portfolio may enter into swap agreements for hedging purposes or to seek to increase total return. In a standard swap transaction, two parties agree to pay or exchange the returns (or differentials in rates of return) earned or realized on particular assets, which may be adjusted for transaction costs, interest payments, dividends paid on the referenced assets or other factors. There were no open swap agreements as of October 31, 2008.

Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, the Portfolio will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

Securities Sold Short: The Long/Short Portfolio and Total Market Portfolio may engage in short sales, which are sales by the Portfolio of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities declines, the Portfolio will make a profit by purchasing the securities in the open market at a lower price than the one at which it sold the securities. If the price of the securities increases, the Portfolio may have to cover its short positions at a higher price than the short sale price, resulting in a loss. Gains are limited to the price at which the Portfolios sold the security short, while losses are potentially unlimited in size. Proceeds received from short sales may be maintained by a broker as collateral or may be released to the Portfolio and used to purchase additional securities or for any other purpose. Proceeds maintained by a broker are included in the "Cash collateral on deposit at broker" on the Statement of Assets and Liabilities. The "Short position flex fees" on the Statement of Operations are fees charged by the broker for releasing the cash proceeds to the Total Market Portfolio. The Portfolio is required to maintain a segregated account of cash, cash equivalents or other appropriate liquid marketable securities with the custodian in at least an amount equal to the current market value of the securities sold short (less any additional collateral held by the broker) until the Portfolio replaces a borrowed security. Depending on arrangements made with the broker or custodian, the Portfolio may not receive any payments (including interest) on the deposits made with the broker or custodian. The Portfolio is liable to the buyer for any dividends payable on securities while those securities are in a short position. These

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

dividends are recorded as an expense of the Portfolio. As of October 31, 2008, the Long/Short Portfolio and the Total Market Portfolio had pledged securities in the amount of $27,627,568 and $23,641,739, respectively, and cash in the amount of $19,329,398 and $0, respectively, to Goldman Sachs & Co., or its affiliates, as collateral for short sales.

Exchange-traded Funds: All Portfolios may invest in shares of exchange-traded funds ("ETFs"). An ETF seeks to track the performance of a particular market index. These indices include both broad-market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions, or industries. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. To the extent that advisory or other fees paid by an ETF are for the same or similar services as the fees paid by the applicable Portfolio, there will be a layering of fees, which would increase expenses and decrease returns.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses on investments sold are computed on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividend income for foreign securities is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon thereafter as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts when appropriate.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Interest income is accrued based on the terms of the security. Each Portfolio segregates assets with a current value at least equal to the amount of its when-issued purchase commitments. When-issued purchase commitments involve a risk of loss if the value of the security to be purchased declines prior to settlement date, or if the counterparty does not perform under the contract.

Dividends and Distributions to Shareholders: Dividends from net investment income, if any, of the Government Cash and Tax-Exempt Cash Portfolios are declared each day the Portfolios are open for business and are paid monthly. Dividends from net investment income, if any, of the Core Fixed Income Portfolio are declared and paid monthly. Dividends from net investment income, if any, of the Strategic Equity, Small Cap Equity, Large Cap Value, International, Philadelphia International, U.S. Emerging Growth, Large Cap 100, Large Cap Growth, Long/Short and Total Market Portfolios are declared and paid quarterly. The Portfolios distribute any net realized capital gains on an annual basis. Additional distributions of net investment income and capital gains for each Portfolio may be made at the discretion of the Board in order to avoid a nondeductible excise tax under Section 4982 of the Internal Revenue Code, as amended (the "Code").

Income and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Portfolio, timing differences and differing characterization of distributions made by each Portfolio.

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

Income and Expense Allocation: Expenses which are not readily identifiable to a specific Portfolio are allocated among Portfolios taking into consideration, among other things, the nature and type of expenses and the relative size of the Portfolios. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as shareholder servicing fees, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class.

Federal Income Taxes: Each Portfolio intends to qualify as a regulated investment company by complying with the requirements of the Code, applicable to regulated investment companies, and by distributing substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for amortized premiums, expired net capital loss carryforwards, redemptions in kind, foreign currency transactions, market discounts, net operating losses and nontaxable dividends.

On October, 31, 2008, the tax year end of the Fund, the following Portfolios had available capital loss carryforwards to be utilized in the current period to offset future net capital gains through the indicated expiration dates as follows:

	Expiring October 31,
Portfolio	2008	2009	2010	2011	2012
Tax-Exempt Cash Portfolio	$—	$128,382	$—	$—	$—
Core Fixed Income Portfolio	—	—	—	—	—
U.S. Emerging Growth Portfolio	—	*562,713	*427,605	*427,605	—
Long/Short Portfolio	—	—	—	—	—
Total Market Portfolio	—	—	—	—	—

	Expiring October 31,
Portfolio	2013	2014	2015	2016
Tax-Exempt Cash Portfolio	$—	$—	$—	$—
Core Fixed Income Portfolio	—	435,603	—	—
Strategic Equity Portfolio	—	—	—	3,042,327
Small Cap Equity Portfolio	—	—	—	4,528,267
Large Cap Value Portfolio	—	—	—	3,706,389
International Portfolio	—	—	—	8,886,835
U.S. Emerging Growth Portfolio	—	—	—	4,121,685
Large Cap 100 Portfolio	—	—	—	8,743,712
Large Cap Growth Portfolio	—	—	—	4,619,347
Long/Short Portfolio	—	85,999	7,430,095	427,492
Total Market Portfolio	—	—	2,501,541	4,223,238

* As of October 31, 2008, substantially all the losses reflected above for U.S. Emerging Growth Portfolio are subject to certain IRS limitations.

During the year ended October 31, 2008, the following Portfolio utilized capital loss carryforwards:

Core Fixed Income Portfolio	$406,226

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

During the year ended October 31, 2008, Core Fixed Income Portfolio had a capital loss carry forward of $2,075,780 expire.

As of October 31, 2008, the tax year end of the Fund, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Tax-exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total* Distributable Earnings
Government Cash Portfolio	$—	$1,121,136	$—	$73,815
Tax-Exempt Cash Portfolio	1,633,088	—	—	(127,348)
Core Fixed Income Portfolio	—	856,620	—	(6,710,462)
Strategic Equity Portfolio	—	1,780	—	(15,980,336)
Small Cap Equity Portfolio	—	42,852	—	(29,471,276)
Large Cap Value Portfolio	—	—	—	(9,917,894)
International Portfolio	—	—	—	(167,334,626)
Philadelphia International Fund	—	—	15,327,409	(87,966,065)
U.S. Emerging Growth Portfolio	—	—	—	(11,004,013)
Large Cap 100 Portfolio	—	15,544	—	(35,065,579)
Large Cap Growth Portfolio	—	2,987	—	(18,664,938)
Long/Short Portfolio	—	—	—	(8,234,448)
Total Market Portfolio	—	—	—	(14,557,761)

* Total Distributable Earnings are additionally comprised of Net Unrealized Appreciation/(Depreciation) and Capital Loss Carryforwards, which are shown elsewhere in the Notes to Financial Statements.

For the year ended October 31, 2008, Government Cash and Tax-Exempt Cash Portfolios' components of distributable earnings on a tax basis were equal to the components of distributable earnings on a book basis.

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

The tax character of distributions paid during the year ended October 31, 2008 was as follows:

Portfolio	Tax Exempt	Ordinary Income*	Long-Term Gains	Return of Capital
Government Cash Portfolio	$—	$23,021,775	$—	$—
Tax-Exempt Cash Portfolio	18,990,923	—	—	—
Core Fixed Income Portfolio	—	10,338,365	—	—
Strategic Equity Portfolio	—	572,736	447,317	—
Small Cap Equity Portfolio	—	554,718	31,839	—
Large Cap Value Portfolio	—	629,665	953	—
International Portfolio	—	25,017,935	7,496,369	—
Philadelphia International Fund	—	16,190,984	5,326,451	—
U.S. Emerging Growth Portfolio	—	—	—	56,317
Large Cap 100 Portfolio	—	1,150,188	—	—
Large Cap Growth Portfolio	—	176,789	—	—
Long/Short Portfolio	—	695,510	—	—
Total Market Portfolio	—	209,893	—	—

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

The $0.011 per share distribution paid to shareholders of the U.S. Emerging Growth Portfolio on October 6, 2008 was in excess of net income and has been redesignated as a return of capital.

For the year ended October 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for amortization/accretion adjustments, REIT adjustments, distribution reallocations, Fund returns of capital, and expired capital loss carryforwards were identified and reclassified among the components of the Fund's net assets as follows:

Portfolio	Accumulated Net Investment Income	Net Realized Gain (Loss)	Paid-in Capital
Government Cash Portfolio	$61,024	$(61,024)	$—
Tax-Exempt Cash Portfolio	—	—	—
Core Fixed Income Portfolio	97,711	1,978,069	(2,075,780)
Strategic Equity Portfolio	(3,332)	3,332	—
Small Cap Equity Portfolio	(32,995)	(17,897,277)	17,930,272
Large Cap Value Portfolio	(1,475)	13,894	(12,419)
International Portfolio	56,852	1,326,941	(1,383,793)
Philadelphia International Fund	(725,917)	725,917	—
U.S. Emerging Growth Portfolio	38,966	32,147	(71,113)
Large Cap 100 Portfolio	(79,662)	79,662	—
Large Cap Growth Portfolio	(11,922)	11,922	—
Long/Short Portfolio	(54,235)	56,600	(2,365)
Total Market Portfolio	(3,576)	24,767	(21,191)

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

2. Investment Advisory Fee, Administration Fee and Other Related Party Transactions

Since January 1, 2007, Glenmede Investment Management LP (the "Advisor"), a wholly-owned subsidiary of The Glenmede Trust Company, N.A. ("Glenmede Trust"), has served as investment advisor to the Strategic Equity, Large Cap Value, International, Government Cash, Tax-Exempt Cash, Core Fixed Income, Small Cap Equity, U.S. Emerging Growth, Large Cap 100, Large Cap Growth, Long/Short and Total Market Portfolios, pursuant to investment management agreements with the Fund. Under these agreements, the Advisor manages the Portfolios, subject to the general supervision of the Board. Prior thereto, investment advisory services were provided by Glenmede Trust's wholly-owned subsidiary, Glenmede Advisers, Inc.

The Government Cash and Tax-Exempt Cash Portfolios do not pay a management fee for advisory services. The investors in the Portfolios are clients of Glenmede Trust or its affiliated companies ("Affiliates"). Glenmede Trust or its Affiliates charge a fee directly to their clients for fiduciary, trust and/or advisory services. The actual annual fees ("Client Fees") charged vary dependent on a number of factors, including the particular services provided to the client and are generally 1.25% or less of the clients' assets under management. Glenmede Trust and its Affiliates currently intend to exclude the portion of their clients' assets invested in those Portfolios that pay a management fee to the Advisor when calculating Client Fees. The Small Cap Equity, Strategic Equity, Large Cap Value, U.S. Emerging Growth, Large Cap 100 and Large Cap Growth Portfolios each pay the Advisor management fees at the annual rate of 0.55% of such Portfolio's average daily net assets. The Core Fixed Income and International Portfolios pay the Advisor management fees at the annual rate of 0.35% and 0.75%, respectively, of such Portfolio's average daily net assets.

The Long/Short and Total Market Portfolios pay the Advisor a management fee at the annual rate of 1.20% of such Portfolio's average daily net assets. Prior to February 29, 2008, the Advisor contractually agreed to waive a portion of its management fees so that after giving effect to such contractual waiver, the management fees for each of these portfolios were 0.75%. Effective February 29, 2008, the Advisor decreased its contractual waiver so that the management fees for each of these Portfolios are 0.85%. The Advisor has also contractually agreed to waive an additional portion of its management fees and/or reimburse the Portfolios to the extent that total annual Portfolio operating expenses, as a percentage of the Portfolio's average net assets, exceed 1.25% (excluding short-sale dividends, prime broker interest, brokerage commissions, taxes, interest and extraordinary expenses). The Advisor has contractually agreed to these waivers and/or reimbursements until at least February 28, 2009. Shareholders of the Portfolios will be notified if the waivers/reimbursements are discontinued after that date.

Philadelphia International Advisors, LP ("PIA"), a limited partnership in which Glenmede Trust is a limited partner, serves as investment advisor to the Philadelphia International Fund. The Philadelphia International Fund pays a management fee to PIA at the annual rate of 0.75% of the Portfolio's average daily net assets. PIA has agreed to waive its fees to the extent necessary to ensure that the Portfolio's total

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

operating expenses do not exceed 1.00% of the Portfolio's average net assets. No management fees were waived for the period ended October 31, 2008.

PIA also serves as investment sub-advisor to the International Portfolio. The Advisor has agreed to pay PIA a fee for its sub-investment services to the International Portfolio, calculated daily and payable monthly, at the annual rate of 0.26% of the Portfolio's average daily net assets.

The Institutional Class of Small Cap Equity Portfolio pays Glenmede Trust a shareholder servicing fee at the annual rate of 0.05% of such Portfolio's average daily net assets. The Government Cash, Tax-Exempt Cash and Core Fixed Income Portfolios each pay Glenmede Trust a shareholder servicing fee at the annual rate of 0.10% of such Portfolio's average daily net assets. Strategic Equity, Large Cap Value, Large Cap 100, Large Cap Growth, Long/Short and Total Market Portfolios each pay Glenmede Trust a shareholder servicing fee at the annual rate of 0.20% of such Portfolio's average daily net assets. The International, U.S. Emerging Growth Portfolios and the Advisor Class of Small Cap Equity Portfolio each pay Glenmede Trust a shareholder servicing fee at the annual rate of 0.25% of such Portfolio's average daily net assets. The Philadelphia International Fund is not subject to a shareholder servicing plan and, accordingly, pays no shareholder servicing fee. The Advisor, Glenmede Trust and/or PIA may pay additional compensation out of their assets to selected institutions and other persons in connection with selling of shares and/or the servicing of Portfolio shareholders and other accounts managed by the Advisor, Glenmede Trust, or PIA.

State Street serves as administrator, transfer agent, dividend-paying agent and custodian with respect to the Fund. The Fund pays State Street a fee based on the combined aggregate average daily net assets of the Portfolios and The Glenmede Portfolios, a registered investment company, plus transaction charges for certain transactions and out-of-pocket expenses. The fee is computed daily and paid monthly. State Street is also paid an annual fee plus out-of-pocket expenses for the provision of personnel and services related to the Fund's compliance program. The Fund's Chief Compliance Officer holds the position of Senior Director at State Street.

Quasar Distributors, LLC ("Quasar") serves as distributor of the Portfolios' shares. The distributor receives no fees from the Fund in connection with distribution services provided to the Fund. Investors Bank & Trust Company, the Portfolios' former administrator, paid Quasar's fees through May 2008 and the Advisor paid Quasar's out-of-pocket expenses. Effective June 1, 2008, the Advisor and PIA, with respect to the Philadelphia International Fund, are paying Quasar's fees and out-of-pocket expenses for the distribution services it provides to the Fund.

Effective January 1, 2007, the annual fee for each Board member increased from $24,000 to $34,000. In addition to the annual fee, the Fund pays each Board member $1,250 for each Board meeting attended and out-of-pocket expenses incurred in attending Board meetings, and the Audit Committee Chairman receives an annual fee of $2,000 for his services as Chairman of the Audit Committee.

Expenses for the period ended October 31, 2008 include legal fees paid to Drinker Biddle & Reath LLP. A partner of the law firm is Secretary of the Fund.

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

3. Purchases and Sales of Securities

For the period ended October 31, 2008, cost of purchases and proceeds from sales of investment securities other than US government securities, short-term securities and in-kind transactions were:

Portfolio	Purchases	Sales
Core Fixed Income Portfolio	$25,137,342	$32,875,331
Strategic Equity Portfolio	128,192,621	91,787,797
Small Cap Equity Portfolio	134,195,441	131,972,988
Large Cap Value Portfolio	108,937,482	105,558,358
International Portfolio	348,595,938	496,336,334
Philadelphia International Fund	158,045,081	292,400,000
U.S. Emerging Growth Portfolio	40,573,075	42,079,048
Large Cap 100 Portfolio	145,517,977	156,974,693
Large Cap Growth Portfolio	95,036,759	97,244,995
Long/Short Portfolio	95,562,194	87,715,177
Total Market Portfolio	66,549,160	61,700,787

For the year ended October 31, 2008, the proceeds from in-kind sales were $99,108,171 for Small Cap Equity Portfolio. Gains and losses on in-kind transactions are not taxable for federal income tax purposes.

For the period ended October 31, 2008, cost of purchases and proceeds from sales of long-term US government securities were:

Portfolio	Purchases	Sales
Core Fixed Income Portfolio	$164,679,051	$121,078,535

As of October 31, 2008, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

Portfolio	Appreciation	Depreciation	Net
Core Fixed Income Portfolio	$934,525	$8,066,004	$(7,131,479)
Strategic Equity Portfolio	4,470,344	17,410,132	(12,939,788)
Small Cap Equity Portfolio	5,280,783	30,266,646	(24,985,863)
Large Cap Value Portfolio	811,965	7,023,470	(6,211,505)
International Portfolio	28,666,864	187,048,017	(158,381,153)
Philadelphia International Fund	12,268,461	115,552,217	(103,283,756)
U.S. Emerging Growth Portfolio	1,279,557	6,743,961	(5,464,404)
Large Cap 100 Portfolio	2,883,214	29,220,625	(26,337,411)
Large Cap Growth Portfolio	1,024,714	15,073,293	(14,048,579)
Long/Short Portfolio	10,519,321	10,771,070	(251,749)
Total Market Portfolio	3,436,570	11,234,184	(7,797,614)

4. Common Stock

Since the Government Cash Portfolio and the Tax-Exempt Cash Portfolio have sold shares, issued shares as reinvestments of dividends, and redeemed shares only at a constant net asset value of $1.00 per share, the number of

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

shares represented by such sales, reinvestments and redemptions is the same as the amounts shown below for such transactions. Changes in the capital shares outstanding were as follows:

	Year Ended 10/31/08	Year Ended 10/31/07
Government Cash Portfolio:
Sold	$3,849,906,852	$4,242,294,929
Issued as reinvestment of dividends	97,776	134,554
Redeemed	(3,911,143,887)	(4,109,432,114)
Net increase (decrease)	$(61,139,259)	$132,997,369
Tax-Exempt Cash Portfolio:
Sold	$3,962,941,456	$2,747,183,199
Redeemed	(3,472,451,979)	(2,805,912,923)
Net increase (decrease)	$490,489,477	$(58,729,724)

	Year Ended 10/31/08		Year Ended 10/31/07
	Shares	Amount	Shares	Amount
Core Fixed Income Portfolio:
Sold	7,012,905	$75,364,262	2,066,898	$21,783,262
Issued as reinvestment of dividends	76,705	824,780	89,774	945,313
Redeemed	(3,439,432)	(36,820,640)	(1,492,244)	(15,727,591)
Net increase	3,650,178	$39,368,402	664,428	$7,000,984
Strategic Equity Portfolio:
Sold	3,009,288	$48,443,665	678,455	$13,287,400
Issued as reinvestment of dividends	26,537	495,110	191,934	3,778,807
Redeemed	(682,962)	(11,090,070)	(637,565)	(11,990,017)
Net increase	2,352,863	$37,848,705	232,824	$5,076,190
Small Cap Equity Portfolio (Advisor Class):
Sold	2,463,769	$35,485,541	1,613,556	$29,233,649
Issued as reinvestment of dividends	6,180	87,084	1,943,238	32,257,749
Redeemed	(2,640,318)	(37,154,028)	(2,098,301)	(36,805,522)
Redemptions in-kind	(6,761,056)	(101,551,068)	—	—
Net increase (decrease)	(6,931,425)	$(103,132,471)	1,458,493	$24,685,876
Small Cap Equity Portfolio (Institutional Class):
Sold	—	$—	1,730	$30,000
Issued as reinvestment of dividends	—	—	11	184
Redeemed	—	—	(1,730)	(31,817)
Net increase (decrease)	—	$—	11	$(1,633)

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

	Year Ended 10/31/08		Year Ended 10/31/07
	Shares	Amount	Shares	Amount
Large Cap Value Portfolio:
Sold	2,121,102	$19,604,690	874,149	$10,147,127
Issued as reinvestment of dividends	25,092	236,669	438,517	4,722,529
Redeemed	(1,646,779)	(15,451,072)	(1,717,515)	(20,454,630)
Net increase (decrease)	499,415	$4,390,287	(404,849)	$(5,584,974)
International Portfolio:
Sold	1,812,061	$26,968,204	2,319,012	$48,900,476
Issued as reinvestment of dividends	535,282	9,415,203	7,224,498	136,569,373
Redeemed	(13,316,752)	(198,925,335)	(6,900,188)	(150,164,859)
Net increase (decrease)	(10,969,409)	$(162,541,928)	2,643,322	$35,304,990
Philadelphia International Fund:
Sold	4,116,463	$68,697,434	6,196,219	$131,353,927
Issued as reinvestment of dividends	980,382	15,764,107	2,753,307	54,582,905
Redeemed	(12,774,689)	(214,127,600)	(6,206,229)	(130,868,731)
Net increase (decrease)	(7,677,844)	$(129,666,059)	2,743,297	$55,068,101
U.S. Emerging Growth Portfolio:
Sold	1,255,552	$7,656,653	882,553	$6,698,063
Issued as reinvestment of dividends	302	1,664	340,091	2,445,259
Redeemed	(1,494,241)	(9,225,285)	(694,465)	(5,297,450)
Net increase (decrease)	(238,387)	$(1,566,968)	528,179	$3,845,872
Large Cap 100 Portfolio:
Sold	1,399,714	$16,697,991	3,567,395	$49,131,385
Issued as reinvestment of dividends	830	9,851	340,290	4,679,117
Redeemed	(2,456,682)	(29,083,592)	(750,211)	(10,369,580)
Net increase (decrease)	(1,056,138)	$(12,375,750)	3,157,474	$43,440,922
Large Cap Growth Portfolio:
Sold	1,813,249	$22,175,673	2,271,058	$31,501,644
Issued as reinvestment of dividends	1,196	14,612	164,464	2,290,547
Redeemed	(1,994,416)	(24,220,078)	(284,475)	(3,935,213)
Net increase (decrease)	(179,971)	$(2,029,793)	2,151,047	$29,856,978
Long/Short Portfolio:
Sold	847,446	$7,903,306	3,527,096	$35,444,327
Issue as reinvestment of dividends	3,291	30,888	5,068	49,696
Redeemed	(1,361,722)	(12,571,326)	(776,461)	(7,618,842)
Net increase (decrease)	(510,985)	$(4,637,132)	2,755,703	$27,875,181

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

	Year Ended 10/31/08		Year Ended 10/31/07
	Shares	Amount	Shares	Amount
Total Market Portfolio:
Sold	2,204,577	$19,558,023	3,907,076	$40,400,758
Issued as reinvestment of dividends	2,488	23,248	496	5,079
Redeemed	(1,607,169)	(14,742,736)	(329,260)	(3,334,742)
Net increase	599,896	$4,838,535	3,578,312	$37,071,095

As of October 31, 2008, with the exception of the Philadelphia International Fund, Glenmede Trust, on behalf of its clients, holds of record and has voting and/or investment authority over substantially all of the Portfolios' outstanding shares. The following Portfolios have shareholders which, to the Fund's knowledge, own beneficially 10% or more of the shares outstanding of the Portfolios as of October 31, 2008. The total percentage of the shares of a Portfolio held by such shareholders is as follows:

	10% or Greater Shareholders
Portfolio	# of Shareholders	% of Shares Held
Core Fixed Income Portfolio	1	21%
Small Cap Equity Portfolio (Advisor Class)	1	18%
Small Cap Equity Portfolio (Institutional Class)	1	100%
International Portfolio	1	33%

5. Lending of Portfolio Securities

As of October 31, 2008, the following Portfolios had outstanding loans of securities to certain approved brokers for which the Portfolios received collateral:

Portfolio	Market Value of Loaned Securities	Market Value of Collateral	% of Total Assets on Loan
Government Cash Portfolio	$50,575,050	$51,602,000	6.51
Core Fixed Income Portfolio	48,147,829	49,118,997	16.73
Strategic Equity Portfolio	16,182,897	16,551,820	14.09
Small Cap Equity Portfolio	22,996,148	23,554,529	19.63
Large Cap Value Portfolio	1,326,493	1,360,533	4.08
International Portfolio	72,358,252	76,118,732	16.56
Philadelphia International Fund	34,133,456	35,918,877	15.58
U.S. Emerging Growth Portfolio	5,767,647	5,923,208	19.81
Large Cap 100 Portfolio	11,562,478	11,847,216	11.61

6. Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Concluded)

recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 was effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. The adoption of FIN 48 did not have a material effect on the net asset value, financial conditions or results of operations of the Fund.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective during the first required financial reporting period for fiscal years beginning after November 15, 2007. The Funds adopted SFAS No. 157 as of November 1, 2008.

In March 2008, the Financial Accounting Standards board (FASB) issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (SFAS 161). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a Fund's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

7. Subsequent Event

The Philadelphia International Fund declared a distribution of $0.795 per share on November 4, 2008. The total distribution was designated as long-term capital gain. Recently it has been estimated that $0.03 per share of the distribution will be reclassified as ordinary income.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of The Glenmede Fund, Inc. and Shareholders of Government Cash Portfolio, Tax-Exempt Cash Portfolio, Core Fixed Income Portfolio, Strategic Equity Portfolio, Small Cap Equity Portfolio, Large Cap Value Portfolio, International Portfolio, Philadelphia International Fund, U.S. Emerging Growth Portfolio, Large Cap 100 Portfolio, Large Cap Growth Portfolio, Long/Short Portfolio and Total Market Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets, statement of cash flows, and the financial highlights present fairly, in all material respects, the financial position of Government Cash Portfolio, Tax-Exempt Cash Portfolio, Core Fixed Income Portfolio, Strategic Equity Portfolio, Small Cap Equity Portfolio, Large Cap Value Portfolio, International Portfolio, Philadelphia International Fund, U.S. Emerging Growth Portfolio, Large Cap 100 Portfolio, Large Cap Growth Portfolio, Long/Short Portfolio and Total Market Portfolio (constituting The Glenmede Fund, Inc., hereafter referred to as the "Fund") at October 31, 2008, the results of each of their operations for the periods then ended, the changes in each of their net assets for each of the periods indicated, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and prime brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 19, 2008

THE GLENMEDE PORTFOLIOS

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2008

	Muni Intermediate Portfolio	New Jersey Muni Portfolio
Assets:
Investments[1]:
Investments at value	$42,471,772	$17,059,799
Cash	1,280,184	208,543
Receivable from Administrator	8,280	25,602
Interest receivable	582,332	236,002
Prepaid expenses	156	100
Total assets	44,342,724	17,530,046
Liabilities:
Payable for securities purchased	2,117,642	—
Tax expense payable (Note 1)	5,159	16,254
Payable for fund shares redeemed	30,000	—
Payable for Trustees' fees	1,274	740
Accrued expenses	14,076	6,576
Total liabilities	2,168,151	23,570
Net Assets	$42,174,573	$17,506,476
Net Assets consist of:
Par value ($0.001 of shares outstanding)	4,198	1,763
Paid-in capital in excess of par value	43,128,121	17,818,789
Undistributed net investment income	123,484	54,751
Accumulated net realized loss from investment transactions	(122,906)	(11,537)
Net unrealized depreciation on investments	(958,324)	(357,290)
Total Net Assets	42,174,573	17,506,476
Shares Outstanding	4,197,585	1,763,374
Net Asset Value Per Share	$10.05	$9.93
[1] Investments at cost	$43,430,096	$17,417,089

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2008

	Muni Intermediate Portfolio	New Jersey Muni Portfolio
Investment income:
Interest	$1,063,021	$660,181
Total investment income	1,063,021	660,181
Expenses:
Administration, transfer agent and custody fees	18,237	18,247
Professional fees	14,980	8,484
Shareholder report expenses	2,708	1,486
Shareholder servicing fees	41,498	24,577
Tax expense (Note 1)	644	2,058
Trustees' fees and expenses	5,000	3,915
Registration and filing fees	2,060	1,260
Other expenses	2,363	1,611
Total expenses	87,490	61,638
Reimbursement from Administrator	(6,526)	(6,037)
Net expenses	80,964	55,601
Net investment income	982,057	604,580
Realized and unrealized gain (loss):
Net realized loss on: Investment transactions	(84,201)	(11,537)
Net change in unrealized loss of: Investments	(1,103,106)	(473,351)
Net realized and unrealized loss	(1,187,307)	(484,888)
Net increase (decrease) in net assets resulting from operations	$(205,250)	$119,692

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended October 31, 2008

	Muni Intermediate Portfolio	New Jersey Muni Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$982,057	$604,580
Net realized loss on:
Investment transactions	(84,201)	(11,537)
Net change in unrealized loss of:
Investments	(1,103,106)	(473,351)
Net increase (decrease) in net assets resulting from operations	(205,250)	119,692
Distributions to shareholders from:
Net investment income	(899,020)	(595,938)
Net increase in net assets from capital share transactions	20,694,866	2,497,533
Net increase in net assets	19,590,596	2,021,287
NET ASSETS:
Beginning of year	22,583,977	15,485,189
End of year	$42,174,573	$17,506,476
Undistributed net investment income included in net assets at end of year	$123,484	$54,751

For the Year Ended October 31, 2007

	Muni Intermediate Portfolio	New Jersey Muni Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$802,678	$578,430
Net realized gain on:
Investment transactions	61,534	110,767
Net change in unrealized loss of:
Investments	(121,931)	(149,492)
Net increase in net assets resulting from operations	742,281	539,705
Distributions to shareholders from:
Net investment income	(831,258)	(606,585)
Net realized gain on investments	—	(15,161)
Net increase (decrease) in net assets from capital share transactions	242,638	(1,232,132)
Net increase (decrease) in net assets	153,661	(1,314,173)
NET ASSETS:
Beginning of year	22,430,316	16,799,362
End of year	$22,583,977	$15,485,189
Undistributed net investment income included in net assets at end of year	$40,447	$26,076

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Muni Intermediate Portfolio
	For the Years Ended October 31,
	2008[1]	2007	2006	2005	2004
Net asset value, beginning of year	$10.35	$10.39	$10.36	$10.67	$10.69
Income from investment operations:
Net investment income	0.37	0.37	0.37	0.37	0.39
Net realized and unrealized gain (loss) on investments	(0.33)	(0.03)	0.03	(0.31)	(0.02)
Total from investment operations	0.04	0.34	0.40	0.06	0.37
Distributions to shareholders from:
Net investment income	(0.34)	(0.38)	(0.37)	(0.37)	(0.39)
Total distributions	(0.34)	(0.38)	(0.37)	(0.37)	(0.39)
Net asset value, end of year	$10.05	$10.35	$10.39	$10.36	$10.67
Total return	0.38%	3.36%	3.97%	0.55%	3.49%
Net assets, end of year (in 000s)	$42,175	$22,584	$22,430	$20,746	$19,270
Ratio of operating expenses before reimbursements to net assets	0.32%	0.39%	0.29%	0.29%	0.29%
Ratio of operating expenses after reimbursements to average net assets	0.29%	0.30%	0.29%	0.29%	0.29%
Ratio of net investment income to average net assets	3.55%	3.56%	3.63%	3.49%	3.58%
Portfolio turnover rate	38%	18%	17%	17%	28%

1  Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	New Jersey Muni Portfolio
	For the Years Ended October 31,
	2008[1]	2007	2006	2005	2004
Net asset value, beginning of year	$10.20	$10.25	$10.25	$10.61	$10.73
Income from investment operations:
Net investment income	0.38	0.37	0.38	0.37	0.40
Net realized and unrealized gain (loss) on investments	(0.28)	(0.02)	0.00 [2]	(0.27)	(0.11)
Total from investment operations	0.10	0.35	0.38	0.10	0.29
Distributions to shareholders from:
Net investment income	(0.37)	(0.39)	(0.38)	(0.38)	(0.41)
Net realized capital gains	—	(0.01)	—	(0.08)	—
Total distributions	(0.37)	(0.40)	(0.38)	(0.46)	(0.41)
Net asset value, end of year	$9.93	$10.20	$10.25	$10.25	$10.61
Total return	0.95%	3.46%	3.84%	0.94%	2.78%
Net assets, end of year (in 000s)	$17,506	$15,485	$16,799	$16,556	$18,329
Ratio of operating expenses before reimbursements to net assets	0.38%	0.57%	0.29%	0.31%	0.28%
Ratio of operating expenses after reimbursements to average net assets	0.34%	0.32%	0.29%	0.31%	0.28%
Ratio of net investment income to average net assets	3.69%	3.61%	3.74%	3.62%	3.73%
Portfolio turnover rate	22%	19%	15%	31%	33%

1  Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

2  Amount rounds to less than $0.01 per share.

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2008

Face Amount		Value
MUNICIPAL BONDS* — 100.7%
	Pennsylvania — 97.1%
$100,000	Allegheny County, PA, General Obligation Unlimited, Refunding, Series C-55, (MBIA Insured), 5.375% due 11/1/14	$105,168
200,000	Allegheny County, PA, General Obligation Unlimited, Refunding, Series C-57, (FGIC Insured), 5.00% due 11/1/22	196,446
200,000	Allegheny County, PA, Higher Education Building Authority Revenue, Duquesne University, Series A, (FGIC Insured), 5.00% due 3/1/17	202,460
500,000	Allegheny County, PA, Hospital Development Authority Revenue, University of Pittsburgh Medical Center, Series A, 5.00% due 9/1/17	487,325
250,000	Allegheny County, PA, Hospital Development Authority Revenue, University of Pittsburgh Medical Center, Series B, 5.00% due 6/15/18	241,140
300,000	Allegheny County, PA, Port Authority Special Revenue, (MBIA Insured), Prerefunded, 3/1/09 @ 101, 5.30% due 3/1/10	306,561
	Allegheny County, PA, Sanitation Authority Sewer Revenue, (MBIA Insured) :
500,000	5.375% due 12/1/15	511,970
100,000	5.00% due 12/1/17	98,754
1,700,000	Ambridge, PA, Area School District, General Obligation Unlimited, (MBIA Insured) Prerefunded 11/1/14 @ 100, 5.50% due 11/1/29	1,878,415
500,000	Boyertown, PA, Area School District, (FSA Insured), 5.00% due 10/1/17	512,240
255,000	Bucks County, PA, Community College Authority, College Building Revenue, 4.75% due 6/15/18	257,598
1,000,000	Central Bucks, PA, School District, General Obligation Limited, 5.00% due 5/15/24	989,340
500,000	Central Bucks, PA, School District, General Obligation Unlimited, (MBIA Insured), 5.00% due 5/15/16	519,320
500,000	Conneaut, PA, School District, Refunding, Series B, (FSA Insured), 5.00% due 11/1/20	504,270
165,000	Dauphin County, PA, General Authority Hospital Revenue, Escrowed to Maturity, (FGIC Insured), 6.125% due 7/1/10	171,079

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Pennsylvania — (Continued)
$305,000	Dauphin County, PA, Prerefunded, Series B, (AMBAC Insured), 5.00% due 11/15/17	$329,086
95,000	Dauphin County, PA, Unrefunded Balance, (AMBAC Insured), 5.00% due 11/15/17	97,344
400,000	Delaware County, PA, Regional Water Quality Control Authority, Sewer, (MBIA Insured), Prerefunded 5/1/14 @ 100 Revenue, 5.00% due 5/1/25	428,688
215,000	Delaware River Joint Toll Bridge Commission Revenue, (MBIA Insured), 5.25% due 7/1/16[1]	224,408
285,000	Delaware River Joint Toll Bridge Commission Revenue, (MBIA Insured), Prerefunded 7/1/13 @ 100, 5.25% due 7/1/16[1]	309,356
750,000	Delaware River Port Authority, PA and NJ Revenue, (FSA Insured), 5.25% due 1/1/12[1]	767,002
	Delaware River Port Authority, Pennsylvania, New Jersey & Delaware River Bridges Revenue, Escrowed to Maturity :
80,000	6.00% due 1/15/10[1]	82,669
75,000	6.50% due 1/15/11[1]	78,699
740,000	Delaware Valley, PA, Regioinal Financial Authority, Local Government Revenue, (AMBAC Insured), 5.50% due 8/1/18	766,078
775,000	Delaware Valley, PA, Regional Financial Authority Local Government Revenue, 5.50% due 7/1/12	812,084
515,000	Dover, PA, Area School District, General Obligation Unlimited, (FGIC Insured), 5.375% due 4/1/18	531,181
	Downington, PA, Area School District, General Obligation Unlimited, (FSA Insured) :
500,000	5.25% due 4/1/14	519,035
500,000	4.90% due 4/1/16	513,235
955,000	Erie County, PA, General Obligation Unlimited, 5.00% due 9/1/16	1,002,635
400,000	Great Valley School District, Chester County PA, (FSA Insured), 5.00% due 2/15/18	414,624
250,000	Harrisburg, PA Authority, Recovery Facilities Revenue, Series D-2, (FSA Insured), Mandatory Put 12/1/13 @ 100, 5.00% due 12/1/33	253,968

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Pennsylvania — (Continued)
$200,000	Harrisburg, PA, Parking Authority Revenue, Refunding, (FSA Insured), Escrowed to Maturity, 5.50% due 5/15/11	$213,426
350,000	Hazleton, PA, Area School District, General Obligation Unlimited, (FSA Insured), 5.00% due 3/1/20	352,964
300,000	Indiana County, PA, Municipal Services Authority, Sewer Revenue, (AMBAC Insured), 4.00% due 10/1/09	300,462
630,000	Jim Thorpe, PA, Area School District, (FSA Insured), 5.00% due 3/15/18	641,661
505,000	Kennett, PA, Consolidated School District, General Obligation Unlimited, (MBIA Insured), 5.00% due 2/15/15	533,093
1,295,000	Lancaster County, PA, Hospital Authority Revenue, Lancaster General Hospital, 5.00% due 3/15/20	1,213,208
20,000	Lancaster, PA, Area Sewer Authority Revenue, Escrowed to Maturity, 6.00% due 4/1/12	21,054
600,000	Lehigh County, PA, General Obligation Unlimited, Series A, 5.00% due 11/15/18	619,728
500,000	Lehigh County, PA, General Purpose Hospital Revenue, Lehigh Valley Health Network, Series A, (FSA Insured), 5.00% due 7/1/16	512,120
435,000	Montgomery County, PA, Higher Education and Health Authority Revenue, Catholic Health East, Prerefunded 11/15/14 @ 100, 5.50% due 11/15/24	480,114
250,000	Montgomery County, PA, Higher Education and Health Authority Revenue, Dickinson College Project, Series FF1, (CIFG Assurance N.A. Insured), 5.00% due 5/1/17	250,838
1,500,000	Montgomery County, PA, Industrial Development Authority Revenue, Philadelphia Presbyterian Homes, Series B, Variable Rate Demand Note, 2.31% due 7/1/15	1,500,000
250,000	Moon Area School District, PA, General Obligation Unlimited, (FSA State Aid Withholding), 5.00% due 11/15/17	256,570

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Pennsylvania — (Continued)
$425,000	Northampton County, PA, Higher Education Authority Revenue - Lehigh University, 5.25% due 11/15/09	$439,645
175,000	Northampton County, PA, Unrefunded Balance, 5.00% due 8/15/13	178,162
325,000	Northampton Township, PA, General Obligation Unlimited, (MBIA Insured), 4.60% due 11/15/10	325,471
235,000	Northampton, PA, Bucks County Municipal Authority, Sewer Revenue, Escrowed to Maturity, 6.20% due 11/1/13	250,881
225,000	Pennsylvania Housing Finance Agency, Revenue Bond, Residential Development Section 8-A, 4.00% due 7/1/09	226,706
1,100,000	Pennsylvania Intergovernmental Cooperative Authority, Special Tax Revenue, Philadelphia Funding Program, (FGIC Insured), 5.25% due 6/15/15	1,114,421
500,000	Pennsylvania State Higher Educational Facilities Authority Revenue, University of Pennsylvania Health Services, Series A, (AMBAC Insured), 5.00% due 8/15/20	496,140
500,000	Pennsylvania State Higher Educational Facilities Authority Revenue, University of Pennsylvania, (AMBAC Insured), 5.00% due 8/15/10	518,635
500,000	Pennsylvania State Higher Educational Facilities Authority Revenue, University of Pittsburgh Medical Center Health Systems, Series A, 6.25% due 1/15/18	511,380
400,000	Pennsylvania State Higher Educational Facilties Authority Revenue, Drexel University, 5.50% due 5/1/12	413,172
1,000,000	Pennsylvania State Public School Building Authority Lease Revenue, Western Center Technical School (FSA Insured), 5.00% due 2/15/15	1,045,440
510,000	Pennsylvania State Turnpike Commission Revenue, Refunded Balance, Series S, 5.50% due 6/1/15	536,469
100,000	Pennsylvania State Turnpike Commission Revenue, Refunded Balance, Series S (FGIC Insured), 5.00% due 6/1/15	102,425

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Pennsylvania — (Continued)
	Pennsylvania State Turnpike Commission, Oil Franchise, Tax Revenue, Escrowed to Maturity, Series A, (AMBAC Insured) :
$145,000	5.25% due 12/1/13	$146,757
60,000	5.25% due 12/1/14	60,727
	Pennsylvania State Turnpike Commission, Oil Franchise, Tax Revenue, Prerefunded, Series A (AMBAC Insured), Prerefunded 12/1/08 @ 101 :
85,000	5.25% due 12/1/13	86,068
30,000	5.25% due 12/1/14	30,377
250,000	Pennsylvania State Turnpike Commission, Oil Franchise, Tax Revenue, Refunded Balance, Series B, (AMBAC Insured), 5.00% due 12/1/17	256,798
	Pennsylvania State Turnpike Commission, Oil Franchise, Tax Revenue, Unrefunded Balance, Series A (AMBAC Insured) :
20,000	5.25% due 12/1/13	20,235
10,000	5.25% due 12/1/14	10,117
	Pennsylvania State University, Series A, Variable Rate Demand Note :
1,500,000	1.63% due 4/1/31	1,500,000
1,000,000	1.63% due 3/1/32	1,000,000
250,000	Pennsylvania State University, Series B, 5.25% due 8/15/21	259,623
1,000,000	Pennsylvania State, General Obligation Unlimited, 5.25% due 7/1/14	1,079,060
340,000	Pennsylvania State, General Obligation Unlimited, (MBIA Insured), 5.00% due 7/1/15	355,283
750,000	Pennsylvania State, General Obligation Unlimited, Series A, 5.00% due 8/1/16	796,020
125,000	Pennsylvania State, Second Series, General Obligation Unlimited, 5.25% due 10/1/10	129,211
500,000	Pennsylvania Turnpike Commission Revenue, Refunding, Series A (FSA Insured), 5.25% due 7/15/21	507,800
400,000	Philadelphia, PA, General Obligation Unlimited, (FSA Insured), 5.00% due 9/15/11	413,548

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Pennsylvania — (Continued)
	Philadelphia, PA, General Obligation Unlimited, (FSA Insured), Prerefunded 3/15/11 @ 100 :
$500,000	5.25% due 9/15/13	$526,755
150,000	5.25% due 9/15/16	158,027
2,000,000	Philadelphia, PA, Hospitals and Higher Education Facilities Authority Revenue, Children's Hospital Project, Variable Rate Demand Note, 1.20% due 7/1/25	2,000,000
500,000	Philadelphia, PA, Municipal Authority Revenue, Refunding - Lease - Series A, (FSA Insured), 5.25% due 5/15/09	505,040
	Philadelphia, PA, Municipal Authority Revenue, Refunding - Lease - Series B, (FSA Insured) :
540,000	5.25% due 11/15/16	527,888
250,000	5.25% due 11/15/18	254,305
160,000	Ringgold, PA, School District, Escrowed to Maturity, 6.20% due 1/15/13	170,536
640,000	Spring Grove, PA, Area School District, General Obligation Unlimited, (FGIC Insured), 5.25% due 4/1/16	655,955
250,000	State Public School Building Authority, PA, School Revenue, Garnet Valley School District Project, (AMBAC Insured), Prerefunded to 2/1/11 @ 100, 5.25% due 2/1/12	263,630
250,000	Wayne Highlands, PA, Area School District, General Obligation Unlimited, (FSA Insured), 5.375% due 4/1/14	262,768
1,425,000	Westmoreland County, PA, Municipal Authority, Municipal Service Revenue, (FSA Insured), Prerefunded to 8/15/15 @ 100, 5.25% due 8/15/25	1,560,745
250,000	York, PA, General Authority Guaranteed Revenue, York City Recreation Corp., (AMBAC Insured), 5.50% due 5/1/15	257,500
		40,961,136
	Puerto Rico — 3.6%
100,000	Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series J, Prerefunded 7/1/14 @ 100, 5.00% due 7/1/34	108,126

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2008

Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Puerto Rico — (Continued)
$500,000	Puerto Rico Electric Power Authority Power Revenue, Refunding, (FSA Insured), Series VV, 5.25% due 7/1/27	$467,770
1,000,000	Puerto Rico Electric Power Authority Power Revenue, Refunding, Series UU, (FSA Insured), 5.00% due 7/1/23	934,740
		1,510,636
	TOTAL MUNICIPAL BONDS (Cost $43,430,096)	42,471,772

TOTAL INVESTMENTS (Cost $43,430,096)[2]	100.7%	$42,471,772
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.7)	(297,199)
NET ASSETS	100.0%	$42,174,573

*  Percentages indicated are based on net assets.

1  This is a joint regional authority.

2  Aggregate cost for federal tax purposes was $43,430,096.

Abbreviations:

AMBAC — American Municipal Bond Assurance Corporation

FGIC — Financial Guaranty Insurance Corporation

FSA — Financial Security Assurance

MBIA — Municipal Bond Investors Assurance

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio
CREDIT QUALITY

On October 31, 2008, credit quality of the Portfolio was as follows (Unaudited):

	% of Net Assets	Value
MOODY'S CREDIT RATING:
Aaa	31.9%	$13,426,616
Aa3	15.5	6,498,916
Aa2	28.8	12,180,920
Aa1	0.6	257,598
A3	0.5	196,446
A2	10.1	4,276,492
A1	6.1	2,575,961
	2.3	989,340
S&P'S CREDIT RATING:
AAA	0.6	250,881
AA-	2.3	1,002,635
AA	0.5	202,460
A	0.6	250,838
NOT RATED:
Not Rated	0.9	362,669
TOTAL MUNICIPAL BONDS	100.7%	$42,471,772
TOTAL INVESTMENTS	100.7%	$42,471,772

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

New Jersey Muni Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2008

Face Amount		Value
MUNICIPAL BONDS* — 97.4%
	Delaware — 5.8%
	Delaware River & Bay Authority, Development Revenue, (MBIA Insured) :
$500,000	5.00% due 1/1/17[1]	$512,490
500,000	5.00% due 1/1/19[1]	502,865
		1,015,355
	New Jersey — 81.4%
300,000	Avalon Boro, NJ, General Obligation Unlimited, 5.00% due 5/15/12	317,424
500,000	Bergen County, NJ, Improvement Authority Revenue, Bergen County Utilities, (County Guaranteed), 4.50% due 12/15/19	492,750
370,000	Brigantine, NJ, (MBIA Insured), 5.00% due 8/15/12	370,607
250,000	Burlington County, NJ, Bridge Commission Revenue, Governmental Leasing Program (County Guranteed), 4.50% due 8/15/12	259,687
450,000	Casino Reinvestment Development Authority, New Jersey Hotel Room Fee Revenue, (AMBAC Insured), 5.25% due 1/1/18	452,934
150,000	Cherry Hill Township, NJ, General Obligation Unlimited, (FGIC Insured), Prerefunded 7/15/09 @ 100, 5.125% due 7/15/10	153,644
440,000	Demarest, NJ, School District, (FSA Insured), 5.00% due 2/15/18	467,914
250,000	Garden State Preservation Trust, NJ, Open Space and Farmland, Series A, (FSA Insured), 5.80% due 11/1/21	262,357
725,000	Gloucester County, NJ, Improvement Authority, Solid Waste Revenue, Landfill Project (County Guranteed), 3.80% due 3/1/19	653,892
250,000	Hazlet Township, NJ, School District, General Obligation Unlimited, (FSA Insured), 5.00% due 2/1/14	257,360
200,000	Hopewell Valley, NJ, Regional School District, General Obligation Unlimited, (FGIC Insured), 5.00% due 8/15/12	205,622
250,000	Lenape, NJ, Regional School District, General Obligation Unlimited, (FGIC Insured), 5.00% due 4/1/16	261,747

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

New Jersey Muni Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	New Jersey — (Continued)
$235,000	Mantua Township, NJ, School District, General Obligation Unlimited, (MBIA Insured), 5.00% due 3/1/13	$246,019
250,000	Middlesex County, NJ, Improvement Authority Revenue Refunding, Open Space Trust Fund, (County Guaranteed), 5.00% due 9/15/17	264,692
90,000	Middlesex County, NJ, Improvement Authority Revenue, (County Guaranteed), 5.45% due 9/15/11	90,184
	Monmouth County, NJ, Improvement Authority Revenue, Prerefunded 12/01/10 @ 100, Governmental Loan, (AMBAC Insured) :
195,000	5.00% due 12/1/12	205,101
250,000	5.20% due 12/1/14	263,960
100,000	Monmouth County, NJ, Improvement Authority Revenue, Series A, (AMBAC Insured), 5.25% due 12/1/16	104,794
	Monmouth County, NJ, Improvement Authority Revenue, Unrefunded, Governmental Loan, (AMBAC Insured) :
55,000	5.00% due 12/1/12	56,186
125,000	5.20% due 12/1/14	128,278
80,000	Mount Holly, NJ, Municipal Utilities Authority, Sewer Revenue, Prerefunded 12/1/08 @ 100, (MBIA Insured), 5.00% due 12/1/13	80,186
20,000	Mount Holly, NJ, Municipal Utilities Authority, Sewer Revenue, Unrefunded, (MBIA Insured), 5.00% due 12/1/13	20,030
400,000	New Jersey Economic Development Authority Revenue, School Facilities, Series U, (FSA Insured), 5.00% due 9/1/21	396,500
360,000	New Jersey Economic Development Authority, Park Facilities Authority, Elizabeth Development Company, (AMBAC Insured), Series A, 5.00% due 10/15/16	375,466
450,000	New Jersey Economic Development Authority, School Facilities Construction, Series L, (AMBAC Insured), 5.00% due 3/1/18	453,834
300,000	New Jersey Economic Development Authority, School Facilities Construction, Series L, (FSA Insured), 5.25% due 3/1/12	317,763

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

New Jersey Muni Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	New Jersey — (Continued)
$250,000	New Jersey Health Care Facilities Financing Authority Revenue, Atlanticare Regional Medical Center, 5.00% due 7/1/16	$240,735
500,000	New Jersey Sports & Exposition Authority Convention Center, Tobacco and Liquor Taxes, (MBIA Insured), Refunding, 5.125% due 9/1/14	506,550
65,000	New Jersey Sports & Exposition Authority State Contract, Revenue Bonds, (AMBAC Insured), Series A, Prerefunded, 3/1/16 @ 100, 5.00% due 3/1/17	69,862
185,000	New Jersey Sports & Exposition Authority State Contract, Revenue Bonds, (AMBAC Insured), Series A, Unrefunded, 5.00% due 3/1/17	187,560
135,000	New Jersey Sports & Exposition Authority State Contract, Revenue Bonds, Series A, Escrowed to Maturity, 5.00% due 3/1/10	139,786
115,000	New Jersey Sports & Exposition Authority State Contract, Revenue Bonds, Series A, Unrefunded, 5.00% due 3/1/10	118,003
200,000	New Jersey State Economic Development Authority, School Facilities Construction Revenue, (MBIA Insured), Series C, Prerefunded 6/15/12 @ 100, 5.00% due 6/15/16	213,094
250,000	New Jersey State Educational Facilities Authority Revenue, College of New Jersey, Series D (FSA Insured), 5.00% due 7/1/19	253,525
500,000	New Jersey State Educational Facilities Authority, Higher Education Capacity Improvement Revenue Bonds, Series A (FSA Insured), 5.00% due 9/1/14	532,070
500,000	New Jersey State Educational Facilities Authority, Montclair State University, (MBIA Insurer), Series J, 5.25% due 7/1/17	508,670
500,000	New Jersey State Educational Facilities Authority, Revenue, Higher Education Facilities Trust Fund, (FSA Insured), Series A, 5.00% due 9/1/16	525,430
250,000	New Jersey State Educational Facilities Authority, Richard Stockton College, (AMBAC Insured), 5.00% due 7/1/17	249,983
400,000	New Jersey State Educational Facilities Authority, William Patterson University, (Syncora Gurantee, Inc. Insured), Series E, Prerefunded 7/1/12 @ 100, 5.25% due 7/1/20	424,296

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

New Jersey Muni Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2008

Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	New Jersey — (Continued)
$200,000	New Jersey State Health Care Facilities Financing Authority Revenue, Kennedy Health System Project, (MBIA Insured), Series A, 5.00% due 7/1/09	$201,242
	New Jersey State Housing & Mortgage Finance Agency, Multi-Family Housing Revenue, (FSA Insured), Series B :
295,000	5.55% due 11/1/09	302,136
165,000	5.75% due 11/1/11	168,721
200,000	New Jersey State Housing & Mortgage Finance Agency, Multi-Family Housing Revenue, Series E, 3.875% due 5/1/13	194,474
250,000	New Jersey State Transportation Trust Fund Authority, Transit Revenue, Series A, (FGIC Insured), 5.00% due 6/15/17	254,232
550,000	New Jersey State Transportation Trust Fund Authority, Transportation System, (FGIC Insured), Series A, Escrowed to Maturity, 5.25% due 6/15/14	597,894
70,000	New Jersey State Turnpike Authority, Turnpike Revenue, (MBIA Insured), Series A, 5.75% due 1/1/18	70,828
180,000	New Jersey State Turnpike Authority, Turnpike Revenue, (MBIA Insured), Series A, Prerefunded to 1/01/10 @ 100, 5.75% due 1/1/18	187,272
250,000	New Jersey State, Certificates of Participation, (AMBAC Insured), Escrowed to Maturity, 5.00% due 6/15/11	264,077
10,000	New Jersey State, Wastewater Treatment Trust Revenue, Series A, Unrefunded Balance, 5.25% due 9/1/13	10,019
200,000	Passaic County, NJ, General Obligation Unlimited, (FSA Insured), 5.25% due 6/1/15	208,212
500,000	Union County, NJ, 5.00% due 3/1/17	509,005
150,000	Warren Township, NJ, School District, General Obligation Unlimited, 5.35% due 3/15/10	156,359
		14,252,966

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

New Jersey Muni Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2008

Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Pennsylvania — 4.7%
$435,000	Delaware River Joint Toll Bridge Commission Revenue, (MBIA Insured), 5.25% due 7/1/16[1]	$454,036
115,000	Delaware River Joint Toll Bridge Commission, Revenue, Series A, (MBIA Insured), 5.00% due 7/1/131	120,644
	Delaware River Port Authority, Pennsylvania, New Jersey & Delaware River Bridges Revenue, Escrowed to Maturity :
55,000	5.625% due 1/15/09[1]	55,349
115,000	6.00% due 1/15/10[1]	118,837
70,000	6.50% due 1/15/11[1]	73,452
		822,318
	Puerto Rico — 5.5%
500,000	Puerto Rico Electric Power Authority Power Revenue, Refunding, (FSA Insured), Series VV, 5.25% due 7/1/27	467,770
500,000	Puerto Rico Municipal Finance Agency, (FSA Insured), Series A, 5.25% due 8/1/18	501,390
		969,160
	TOTAL MUNICIPAL BONDS (Cost $17,417,089)	17,059,799

TOTAL INVESTMENTS (Cost $17,417,089)[2]	97.4%	$17,059,799
OTHER ASSETS IN EXCESS OF LIABILITIES	2.6	446,677
NET ASSETS	100.0%	$17,506,476

*  Percentages indicated are based on net assets.

1  This is a joint regional authority.

2  Aggregate cost for federal tax purposes was $17,417,089.

Abbreviations:

AMBAC — American Municipal Bond Assurance Corporation

FGIC — Financial Guaranty Insurance Corporation

FSA — Financial Security Assurance

MBIA— Municipal Bond Investors Assurance

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

New Jersey Muni Portfolio
CREDIT QUALITY

On October 31, 2008, credit quality of the Portfolio was as follows (Unaudited):

	% of Net Assets	Value
MOODY'S CREDIT RATING:
Aaa	29.1%	$5,091,124
Aa3	21.1	3,713,489
Aa2	3.6	623,728
Aa1	4.9	863,881
A2	17.7	3,095,082
A1	9.4	1,636,326
	6.4	1,114,094
S&P'S CREDIT RATING:
AAA	2.6	467,914
AA	1.5	259,687
A+	1.1	194,474
TOTAL MUNICIPAL BONDS	97.4%	$17,059,799
TOTAL INVESTMENTS	97.4%	$17,059,799

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Glenmede Portfolios (the "Fund") is an investment company that was organized as a Massachusetts business trust on March 3, 1992, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of October 31, 2008, the Fund offered shares of two Sub-Trusts, the Muni Intermediate Portfolio and the New Jersey Muni Portfolio (each, a "Portfolio" and collectively, the "Portfolios"). Each Portfolio is classified as non-diversified.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Portfolio in the preparation of its financial statements.

Valuation of Securities: Municipal obligations for which market quotations are readily available are valued at the most recent quoted bid price provided by investment dealers, provided that municipal obligations may be valued on the basis of prices provided by a pricing service when such prices are determined by the investment advisor to reflect the fair market value of such municipal obligations. When market quotations are not readily available or events occur that make established valuation methods unreliable, municipal obligations are valued in a manner which is intended to reflect their fair value as determined in accordance with procedures approved by of the Board of Trustees of the Fund (the "Board"). Debt obligations with remaining maturities of 60 days or less are valued on the basis of amortized cost.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses on investments sold are computed on the basis of identified cost. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts when appropriate.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Interest income is accrued based on the terms of the security. Each Portfolio segregates assets with a current value at least equal to the amount of its when-issued purchase commitments. When-issued purchase commitments involve a risk of loss if the value of the security to be purchased declines prior to settlement date, or if the counterparty does not perform under the contract.

Dividends and Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid monthly. The Portfolios distribute any net realized capital gains on an annual basis. Additional distributions of net investment income and capital gains for each Portfolio may be made at the discretion of the Board in order to avoid a nondeductible excise tax under Section 4982 of the Internal Revenue Code, as amended.

THE GLENMEDE PORTFOLIOS

Notes to Financial Statements — (Continued)

Income and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Portfolio, timing differences and differing characterization of distributions made by each Portfolio.

Federal Income Taxes: Each Portfolio intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code, applicable to regulated investment companies, and by distributing substantially all of its tax-exempt (and taxable, if any) income to its shareholders. Therefore, no federal income tax provision is required. Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for amortized premiums, expired net capital loss carryforwards, discounts and net operating losses. Net investment income/(loss), net realized capital gains/(losses) and net assets are not affected. The calculation of net investment income/(loss) per share in the financial highlights tables excludes such adjustments.

As of October 31, 2008, the tax year end of the Fund, the following Portfolios had available capital loss carryforwards to be utilized in the current period to offset future net capital gains through the indicated expiration dates as follows:

	Expiring October 31,
Portfolio	2014	2015	2016
Muni Intermediate Portfolio	$17,812	$20,893	$84,201
New Jersey Muni Portfolio	—	—	11,537

As of October 31, 2008, the tax year end of the Fund, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Gains	Total Distributable Earnings
Muni Intermediate Portfolio	$123,484	$—	$—	$(957,746)
New Jersey Muni Portfolio	54,751	—	—	(314,076)

Total Distributable Earnings are additionally comprised of Net Unrealized Appreciation/(Depreciation) and Capital Loss Carryforwards, which are shown elsewhere in the Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

Notes to Financial Statements — (Continued)

As of October 31, 2008, the tax characterization of distributions paid during the year was equal to the book characterization of distributions paid for the Portfolios, with the following exception:

Portfolio	Tax Exempt	Ordinary Income	Long-Term Gains
Muni Intermediate Portfolio	$899,013	$7	$—
New Jersey Muni Portfolio	575,890	15	—

For the year ended October 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for amortization/accretion adjustments, distribution reallocations, Fund returns of capital, and expired capital loss carryforwards were identified and reclassified among the components of the Fund's net assets. New Jersey Muni Portfolio reclassified $20,033 paid-in capital to undistributed net investment income at October 31, 2008.

As a result of the incorrect recording of certain corporate actions in the New Jersey Muni Portfolio and Muni Intermediate Portfolio discovered during 2007, capital losses were inaccurately realized in 2005 and 2006 in those two Portfolios. State Street Bank and Trust Company, as successor administrator to the Portfolios, reimbursed the Portfolios for the federal income taxes, interest and penalties payable by the Portfolios on account of the error, in the amount of $46,503 and $26,798, respectively. In fiscal 2008, the New Jersey Muni Portfolio made a distribution of $20,033 to shareholders related to the same matter.

2. Investment Advisory Fee, Administration Fee and Other Related Party Transactions

Since January 1, 2007, Glenmede Investment Management LP (the "Advisor"), a wholly-owned subsidiary of The Glenmede Trust Company, N.A. ("Glenmede Trust"), has served as investment advisor to the Muni Intermediate and New Jersey Muni Portfolios, pursuant to an investment management agreement with the Fund. Under this agreement, the Advisor manages the Portfolios, subject to the general supervision of the Board. Prior thereto, investment advisory services were provided by Glenmede Trust's wholly-owned subsidiary, Glenmede Advisers, Inc.

Muni Intermediate and New Jersey Muni Portfolios do not pay a management fee for advisory services. The investors in the Portfolios are the clients of Glenmede Trust or its affiliated companies ("Affiliates"). Glenmede Trust or its Affiliates charge a fee directly to their clients for fiduciary, trust and /or advisory services. The actual annual fees charged vary dependent on a number of factors, including the particular services provided to the client and are generally 1.25% or less of the clients' assets under management.

The Muni Intermediate and New Jersey Muni Portfolios each pay Glenmede Trust shareholder servicing fees at the annual rate of 0.15% of such Portfolio's average daily net assets.

State Street Bank and Trust Company ("State Street") serves as administrator, transfer agent, dividend-paying agent and custodian with respect to the Fund. The Fund pays State Street a fee based on the combined aggregate average daily net assets of the Portfolios and the Glenmede Fund, Inc., a registered

THE GLENMEDE PORTFOLIOS

Notes to Financial Statements — (Continued)

investment company, plus transaction charges for certain transactions and out-of-pocket expenses. The fee is computed daily and paid monthly. State Street is also paid an annual fee plus out-of-pocket expenses for the provision of personnel and services related to the Fund's compliance program. The Fund's Chief Compliance Officer holds the position of Senior Director at State Street.

Quasar Distributors, LLC ("Quasar") serves as distributor of the Portfolios' shares. The distributor receives no fees from the Fund in connection with distribution services provided to the Fund. Investors Bank & Trust Company, the Portfolios' former administrator, paid Quasar's fees through May 2008 and the Advisor paid Quasar's out-of-pocket expenses. Effective June 1, 2008, the Advisor is paying Quasar's fees and out-of-pocket expenses for the distribution services it provides to the Fund.

The Fund pays each Board member an annual fee of $1,000 and out-of-pocket expenses incurred in attending Board meetings.

Expenses for the year ended October 31, 2008, include legal fees paid to Drinker Biddle & Reath LLP. A partner of the law firm is Secretary of the Fund.

3. Purchases and Sales of Securities

For the year ended October 31, 2008, cost of purchases and proceeds from sales of investment securities other than US government securities and short-term securities were:

Portfolio	Purchases	Sales
Muni Intermediate Portfolio	$32,587,488	$10,387,910
New Jersey Muni Portfolio	6,161,150	3,571,147

As of October 31, 2008, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

Portfolio	Appreciation	Depreciation	Net
Muni Intermediate Portfolio	$157,445	$1,115,769	$(958,324)
New Jersey Muni Portfolio	143,652	500,942	(357,290)

THE GLENMEDE PORTFOLIOS

Notes to Financial Statements — (Continued)

4. Shares of Beneficial Interest

As of October 31, 2008, Glenmede Trust, on behalf of its clients, holds of record and has voting and/or investment authority over substantially all of the Portfolios' outstanding shares. The Fund may issue an unlimited number of shares of beneficial interest with a $.001 par value. Changes in shares of beneficial interest outstanding were as follows:

	Year Ended 10/31/08		Year Ended 10/31/07
	Shares	Amount	Shares	Amount
Muni Intermediate Portfolio:
Sold	2,182,355	$22,415,449	471,025	$4,860,644
Issued as reinvestment of dividends		—	—
Redeemed	(166,328)	(1,720,583)	(448,719)	(4,618,006)
Net increase	2,016,027	$20,694,866	22,306	$242,638
	Year Ended 10/31/08		Year Ended 10/31/07
	Shares	Amount	Shares	Amount
New Jersey Muni Portfolio:
Sold	451,763	$4,585,690	233,496	$2,374,002
Issued as reinvestment of dividends	—	—	1,479	15,159
Redeemed	(206,719)	(2,088,157)	(355,887)	(3,621,293)
Net increase (decrease)	245,044	$2,497,533	(120,912)	$(1,232,132)

5. Concentration of Credit

The Muni Intermediate Portfolio and New Jersey Muni Portfolio primarily invest in debt obligations issued by the Commonwealth of Pennsylvania and the State of New Jersey, respectively, and their political subdivisions, agencies, instrumentalities and authorities, including regional governmental authorities, to obtain funds for various purposes. Each Portfolio is more susceptible to factors adversely affecting issuers of the respective region that the Portfolio invests in than is a municipal bond fund that is not concentrated in these issuers to the same extent.

On December 12, 2008, the Board of Trustees approved changing the principal investment strategy of the Muni Intermediate Portfolio from primarily investing in obligations of the Commonwealth of Pennsylvania to investing in municipal obligations of any state, territory and possession of the United States. This change will be initiated in March 2009.

6. Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties,

THE GLENMEDE PORTFOLIOS

Notes to Financial Statements — (Concluded)

accounting in interim periods, disclosure and transition. FIN 48 was effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. The adoption of FIN 48 did not have a material effect on the net asset value, financial conditions or results of operations of the Fund.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective during the first required financial reporting period for fiscal years beginning after November 15, 2007. The Funds adopted SFAS No. 157 as of November 1, 2008.

In March 2008, the Financial Accounting Standards board (FASB) issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (SFAS 161). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about Fund's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Glenmede Portfolios and Shareholders of Muni Intermediate Portfolio and New Jersey Muni Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Muni Intermediate Portfolio and New Jersey Muni Portfolio (constituting The Glenmede Portfolios, hereafter referred to as the "Fund") at October 31, 2008, and the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 19, 2008

THE GLENMEDE FUND, INC.

Tax Information (Unaudited)
For the year ended October 31, 2008

Of the ordinary distributions made during the fiscal year ended October 31, 2008, the following percentages have been derived from investments in US Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

Government Cash Portfolio	72.08%
Core Fixed Income Portfolio	64.66%

Of the ordinary distributions made during the fiscal year ended October 31, 2008, the following percentages are tax exempt for regular Federal income tax purposes.

Tax-Exempt Cash Portfolio	100%

Of the ordinary distributions made during the fiscal year ended October 31, 2008, the following percentages qualify for the dividends received deduction available to corporate shareholders:

Strategic Equity Portfolio	100.00%
Small Cap Equity Portfolio	100.00%
Large Cap Value Portfolio	98.25%
Large Cap Growth Portfolio	100.00%
Large Cap 100 Portfolio	100.00%
Long Short/Portfolio	89.36%
Total Market Portfolio	100.00%

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

Foreign Taxes Paid or Withheld

Portfolio	Total	Per Share
International Portfolio	$1,172,646	$0.01
Philadelphia International Fund	$615,857	$0.01

The Fund is required by the Internal Revenue Code to advise shareholders within 60 days of the Fund's fiscal year end (October 31, 2008) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, the Fund paid long-term capital gain distributions of:

Strategic Equity Portfolio	$447,317
Small Cap Equity Portfolio	31,839
Large Cap Value Portfolio	7,412
International Portfolio	7,496,369
Philadelphia International Fund	5,326,451

THE GLENMEDE FUND, INC.

Tax Information (Unaudited) — (Concluded)
For the year ended October 31, 2008

The foreign taxes paid or withheld per share represent taxes incurred by the Fund on interest and dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

Qualified dividend income ("QDI") received through October 31, 2008, that qualified for a reduced tax rate pursuant to the Internal Revenue Code Section 1 (h)(11) are as follows:

Strategic Equity Portfolio	$1,242,965
Small Cap Equity Portfolio	1,208,140
Large Cap Value Portfolio	816,438
International Portfolio	29,378,411
Philadelphia International Fund	16,621,617
Large Cap 100 Portfolio	1,883,619
Large Cap Growth Portfolio	642,064
Long/Short Portfolio	584,874
Total Market Portfolio	608,792

THE GLENMEDE PORTFOLIOS

Tax Information (Unaudited)
For the year ended October 31, 2008

Of the dividends paid by the Muni Intermediate Portfolio from net investment income for the fiscal year ended October 31, 2008, 100% is tax-exempt for regular Federal income taxes and Pennsylvania taxes.

Of the dividends paid by the New Jersey Muni Portfolio from net investment income for the fiscal year ended October 31, 2008, 100% is tax-exempt for regular Federal income taxes and New Jersey taxes.

THE GLENMEDE FUND, INC.
THE GLENMEDE PORTFOLIOS

BOARD MEMBERS AND OFFICERS TABLE (Unaudited)

The information pertaining to the Board of Directors of The Glenmede Fund, Inc. and the Board of Trustees of The Glenmede Portfolios (collectively, the "Funds") and their respective officers is set forth below. The Statement of Additional Information includes additional information about the Funds' Directors/Trustees and is available without charge, upon request, by calling 1-800-442-8299. Each Director/Trustee holds office until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director/Trustee and until the election and qualification of his/her successor, if any, elected at such meeting, or (ii) the date he or she dies, resigns or retires, or is removed by the applicable Board or shareholders. Each officer is elected by the applicable Board and holds office for the term of one year and until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed, or becomes disqualified.

Independent Directors/Trustees(1)

Name and Age	Positions Held with the Funds/ Time Served	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
H. Franklin Allen, Ph.D. Age: 52	Director of Glenmede Fund (since March 1991) and Trustee of Glenmede Portfolios (since May 1992)	Nippon Life Professor of Finance, and Professor of Economics, The Wharton School of The University of Pennsylvania; Professor of Finance and Economics from 1990-1994; Vice Dean and Director of Wharton Doctoral Programs from 1990-1993. Employed by The University of Pennsylvania since 1980.	15	None

(1)  Independent Directors/Trustees are those Directors/Trustees who are "interested persons" of the Funds as defined in the 1940 Act.

THE GLENMEDE FUND, INC.
THE GLENMEDE PORTFOLIOS

BOARD MEMBERS AND OFFICERS TABLE (Unaudited) — (Continued)

Independent Directors/Trustees(1) — (Continued)

Name and Age	Positions Held with the Funds/ Time Served	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Willard S. Boothby, Jr. Age: 87	Director of Glenmede Fund (since October 1988) and Trustee of Glenmede Portfolios (since May 1992)	Former Director: Getty Oil Corp., Georgia-Pacific Corp., Burlington Industries, C-Tec Corp., Commonwealth Telephone Corp., Penn Engineering and Manufacturing Corp., Food Fair Corp., Sperry Corp, and Insurance Company of North America; Former Chemical Bank Advisory Board Member; Former Chairman and Chief Executive Officer, Blyth Eastman Dillon & Co., Inc.; Former Managing Director, Paine Webber, Inc.; Former Chairman, U.S. Securities Industry Association.	15	None

William L. Cobb, Jr. Age: 61	Director of Glenmede Fund and Trustee of Glenmede Portfolios (since February 26, 2007)	Executive Vice President and Chief Investment Officer, The Church Pension Fund (defined benefit plan for retired clergy of the Episcopal Church) (since 1999); Vice Chairman, J.P. Morgan Investment Management (1994-1999), Member, Investment Committee, The Minister and Missionaries Benefit Board of the American Baptist Church and the Wenner-Gren Foundation.	15	None

(1)  Independent Directors/Trustees are those Directors/Trustees who are "interested persons" of the Funds as defined in the 1940 Act.

THE GLENMEDE FUND, INC.
THE GLENMEDE PORTFOLIOS

BOARD MEMBERS AND OFFICERS TABLE (Unaudited) — (Continued)

Independent Directors/Trustees(1) — (Continued)

Name and Age	Positions Held with the Funds/ Time Served	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Gail E. Keppler Age: 62	Director of Glenmede Fund and Trustee of Glenmede Portfolios (since February 26, 2007)	Co-CEO/COO TVG, Inc. (pharmaceutical marketing consulting) (1992-2002); Former Board Member, Laurel House; Former Division President and Board Member, Burke Marketing Services, Inc.	15	None

Francis J. Palamara Age: 83	Director of Glenmede Fund (since October 1988) and Trustee of Glenmede Portfolios (since May 1992)	Former Chief Operating Officer, The New York Stock Exchange; Former Trustee, Gintel Fund; Former Director, XTRA Corporation; Former Director, Executive Vice President-Finance and Chief Financial Officer, ARAMARK, Inc.; Former Director, The Pittston Company; Former Director, Brinks Corp.; Former Director, Constar Corporation; Former President, Meinhard Commercial Corporation; Former Executive Vice President and Chief Financial Officer, James Talcott, Inc.	15	None

(1)  Independent Directors/Trustees are those Directors/Trustees who are "interested persons" of the Funds as defined in the 1940 Act.

THE GLENMEDE FUND, INC.
THE GLENMEDE PORTFOLIOS

BOARD MEMBERS AND OFFICERS TABLE (Unaudited) — (Continued)

Independent Directors/Trustees(1) — (Continued)

Name and Age	Positions Held with the Funds/ Time Served	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Harry Wong Age: 60	Director of Glenmede Fund and Trustee of Glenmede Portfolios (since February 26, 2007)	Managing Director, BIO-IB, LLC (healthcare investment banking) (since 2004); Managing Director, Long Point Advisors, LLC (business consulting) (since 2003); Senior Managing Director, ABN AMRO (investment banking) (1990-2002); Adjunct faculty member, Sacred Heart University (2003-Present).	15	None

(1)  Independent Directors/Trustees are those Directors/Trustees who are "interested persons" of the Funds as defined in the 1940 Act.

THE GLENMEDE FUND, INC.
THE GLENMEDE PORTFOLIOS

BOARD MEMBERS AND OFFICERS TABLE (Unaudited) — (Continued)

Interested Directors/Trustees(2)

Name and Age	Positions Held with the Funds	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/ Trustee	Other Directorships Held by Director/ Trustee
Susan W. Catherwood(2) Age: 65	Director of Glenmede Fund and Trustee of Glenmede Portfolios (since February 26, 2007)	Director (since 1988) and Member of the Investment Review/Relationship Oversight Committee (since 2001) and Compensation Committee (since 1993), Glenmede Trust; Director, The Glenmede Corporation (since 1988); Board Member, The Pew Charitable Trusts; Charter Trustee, The University of Pennsylvania; Chairman Emeritus, The University Museum of The University of Pennsylvania; Member, The Women's Committee and Penn Museum Board of Overseers of The University of Pennsylvania; Chairman of the Board of Managers, The Christopher Ludwick Foundation; Director: Monell Chemical Senses Center, United Way of Southeastern Pennsylvania, Thomas Harrison Skelton Foundation and The Catherwood Foundation; Board Member, Fellow and Finance Committee Chairperson, College of Physicians of Philadelphia; Member of Advisory Committee, Women Matter, Inc; Former Director, The Glenmede Trust Company of New Jersey (1993-2002); Former Vice Chairman of the Board of Directors, Executive Service Corps of the Delaware Valley; Former Director, PECO Energy; Former Director, First Pennsylvania Bank.	15	None

(1)  Interested Directors/Trustees are those Directors/Trustees who are "interested persons" of the Funds as defined in the 1940 Act.

(2)  Susan W. Catherwood and G. Thompson Pew, Jr., are considered to be "interested" Directors/Trustees of the Funds because of their affiliations with Glenmede Trust, the parent company of the Funds' investment advisor, GIM, and their stock ownership in The Glenmede Corporation, of which GIM is an affiliate.

THE GLENMEDE FUND, INC.
THE GLENMEDE PORTFOLIOS

BOARD MEMBERS AND OFFICERS TABLE (Unaudited) — (Continued)

Interested Directors/Trustees(2) — (Continued)

Name and Age	Positions Held with the Funds	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/ Trustee	Other Directorships Held by Director/ Trustee
G. Thompson Pew, Jr.(2) Age: 66	Director of Glenmede Fund (since October 1988) and Trustee of Glenmede Portfolios (since May 1992) Chairman of the Funds (since June 2006)	Director, Member of the Relationship Oversight Committee, Executive Committee, Private Equity/Real Estate Advisory Committee, and Chairman of the Compensation Committee, Glenmede Trust; Former Director, Brown & Glenmede Holdings, Inc.; Former Co-Director, Principal and Officer, Philadelphia Investment Banking Co.; Former Director and Officer, Valley Forge Administrative Services Company.	15	None

(1)  Interested Directors/Trustees are those Directors/Trustees who are "interested persons" of the Funds as defined in the 1940 Act.

(2)  Susan W. Catherwood and G. Thompson Pew, Jr., are considered to be "interested" Directors/Trustees of the Funds because of their affiliations with Glenmede Trust, the parent company of the Funds' investment advisor, GIM, and their stock ownership in The Glenmede Corporation, of which GIM is an affiliate.

THE GLENMEDE FUND, INC.
THE GLENMEDE PORTFOLIOS

BOARD MEMBERS AND OFFICERS TABLE (Unaudited) — (Concluded)

Officers

Name, Address and Age	Positions Held with the Fund/Time Served	Principal Occupation(s) During Past 5 Years
Mary Ann B. Wirts 1650 Market Street, Suite 1200 Philadelphia, PA 19103 Age: 57	President of the Funds since December 1997. Treasurer of the Funds since December 2002.	First Vice President and Managing Director of Fixed Income of Glenmede Trust. Managing Director and Chief Administrative Officer of Glenmede Investment Management LP (since 2006). First Vice President and Managing Director of Fixed Income of Glenmede Advisers (2000-2006). Employed by Glenmede Trust since 1982.

Kimberly C. Osborne 1650 Market Street, Suite 1200 Philadelphia, PA 19103 Age: 42	Executive Vice President of the Funds since December 1997.	Client Service Manager of Glenmede Investment Management LP (since 2006). Vice President of Glenmede Trust and Glenmede Advisers until 2008. Employed by Glenmede Trust 1993-2008 and Glenmede Advisers 2000-2008.

Michael P. Malloy One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 Age: 49	Secretary of the Funds since January 1995.	Partner in the law firm of Drinker Biddle & Reath LLP.

Nancy L. Conlin 4 Copley Place, 5th Floor Boston, MA 02116 Age: 54	Assistant Secretary of the Funds since September 2007.	Vice President and Managing Counsel, State Street Bank and Trust Company since 2007; General Counsel, Plymouth Rock Companies (2004-2007); U.S. Chief Counsel, Sun Life Financial (2002-2004).

Daniel E. Shea 200 Clarendon Street Boston, MA 02116 Age: 46	Assistant Treasurer of the Funds since March 2005.	Vice President, State Street Bank and Trust Company (since 2007); Director, Investors Bank & Trust Company (prior to merger with State Street) (since 2005); Investors Bank & Trust Company (since 1996).

Donna M. Rogers 200 Clarendon Street Boston, MA 02116 Age: 42	Chief Compliance Officer of the Funds since September 2004.	Senior Vice President, State Street Bank and Trust Company (since 2007); Senior Director, Investors Bank & Trust Company (prior to merger with State Street) (since 2002); Investors Bank & Trust Company (since 1994).

THE GLENMEDE FUND, INC.
THE GLENMEDE PORTFOLIOS

(Unaudited)

Proxy Voting

A description of the policies and procedures that the Funds' investment advisors and sub-advisor use to vote proxies relating to the Funds' portfolio securities is available, without charge, upon request, by calling 1-800-442-8299, and on the Securities and Exchange Commission's (the "SEC") website at http://www.sec/gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-800-442-8299, and on the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete schedule of portfolio holdings of each Portfolio with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Boards of Directors/Trustees - Considerations Regarding Investment Advisory and Sub-Investment Advisory Agreements

At meetings held on September 12, 2008, the Board of Directors of Glenmede Fund and the Board of Trustees of Glenmede Portfolios (collectively, the "Boards") renewed the Investment Advisory Agreements for each Portfolio of the Funds and the Sub-Investment Advisory Agreement for the International Portfolio (collectively, the "Portfolios").

In determining whether to renew the Investment Advisory Agreements and the Sub-Investment Advisory Agreement (collectively, the "Agreements"), the Boards, including all of the Directors/Trustees who are not interested persons under the Investment Company Act of 1940 (the "Independent Directors"), reviewed and considered, among other items: (1) a memorandum from independent counsel setting forth the Boards' fiduciary duties, responsibilities and the factors the Boards should consider in their evaluation of the Agreements; (2) reports prepared by an independent rating and ranking organization and charts prepared by the Advisor and PIA comparing the performance of each Portfolio to the performance of its applicable benchmark index and relevant peer group; (3) a Lipper Inc. ("Lipper") report comparing each Portfolio's advisory fees and expenses to those of its relevant peer group; and (4) reports of and

THE GLENMEDE FUND, INC.
THE GLENMEDE PORTFOLIOS

(Unaudited) — (Continued)

presentations by representatives of the Advisor and PIA that described: (i) the nature, extent and quality of the Advisor's and PIA's services provided to their respective Portfolios; (ii) the experience and qualifications of the personnel providing those services; (iii) their organizational structures; (iv) their investment philosophies and processes; (v) their assets under management and client descriptions; (vi) brokerage, soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vii) their advisory fee arrangements with the Portfolios; (viii) the voluntary fee waivers in effect for the Philadelphia International Fund and the contractual fee and expense waivers for the Long/Short and Total Market Portfolios; (ix) the advisory fee arrangements with their other similarly managed clients; (x) their compliance processes; (xi) their financial information, insurance coverage and profitability analyses related to providing services to the Portfolios; and (xii) the extent to which economies of scale are relevant to the Portfolios. The Directors/Trustees discussed the written materials, the Advisor's and PIA's presentations, the Funds' Chief Compliance Officer's quarterly reports on the Advisor's and PIA's compliance programs and their responsiveness in addressing her recommendations, and deliberated on the renewal of the Agreements in light of this information together with information provided to the Directors/Trustees over the course of the year. In their deliberations, the Directors/Trustees did not identify any single piece of information that was all-important or controlling.

The Boards, including all of the Independent Directors/Trustees, reached the following conclusions, among others, regarding the Advisor and PIA and their respective Agreements: the Advisor and PIA each have the capabilities, resources and personnel necessary to manage their respective Portfolios; the Advisor has the capabilities, resources and personnel necessary to oversee the management of PIA as sub-adviser to the Philadelphia International Fund; the Boards are satisfied with the quality of services provided by the Advisor and PIA in advising their respective Portfolios; the advisory fee for each Portfolio that pays an advisory fee is below the median and/or the average advisory fees paid by comparable funds in their respective Lipper peer group; and each advisory and sub-advisory fee is reasonable as compared to PIA's other similarly managed mutual fund clients and the Advisor's separate account clients.

The Boards also concluded that the total annual portfolio operating expenses paid by each Portfolio are below the average and median expenses paid by comparable funds in their respective Lipper peer group, with the exception of the International Portfolio which are slightly higher; and the performance of the Portfolios are generally competitive (in some cases performance for certain periods was higher than the comparative performance information, and in other cases it was lower) with their benchmark indices and other mutual funds in their peer groups as ranked by an

THE GLENMEDE FUND, INC.
THE GLENMEDE PORTFOLIOS

(Unaudited) — (Concluded)

independent rating and ranking organization and as demonstrated by charts provided by the Advisor and PIA comparing the performance of each Portfolio to its respective benchmark index and peer group.

The Boards also concluded that the profit to the Advisor for advisory services and Glenmede Trust for shareholder servicing seem reasonable; the profit to PIA for advisory and sub-advisory services seem reasonable; and the benefits derived by the Advisor and PIA from managing their respective Portfolios, including how each uses soft dollars, the ways in which they conduct portfolio transactions and select brokers, seem reasonable. The Boards noted that since the investment advisory fees and shareholder servicing fees do not have breakpoints, there would be no economies of scale for those fees as the Portfolios' assets increase. With respect to the Glenmede Fund Board's evaluation of the Sub-Investment Advisory Agreement, economies of scale were not considered relevant because the sub-advisory fee is to be paid by the Advisor, not the International Portfolio or its shareholders, and therefore would have no impact on the International Portfolio's expense ratio.

Based upon each Board's deliberations and evaluation of the information described above, the Directors/Trustees, including all of the Independent Directors/Trustees, determined that the terms of each Investment Advisory Agreement and Sub-Advisory Agreement were reasonable and fair to the respective Portfolios and their shareholders.

THE GLENMEDE FUND, INC.

THE GLENMEDE PORTFOLIOS

Privacy Notice

The Glenmede Fund, Inc. and The Glenmede Portfolios (each the "Company") are committed to protecting the security and confidentiality of the personal information of our shareholders. We provide you with this notice to inform you about our practices with respect to personal information.

We collect nonpublic personal information about you from the following sources:

•  Information we receive from you on applications or other forms; and

•  Information about your transactions with us or others;

•  Information received from you in written, telephonic or electronic communications with us, or affiliates or others.

We may share all of the nonpublic personal information that we collect (as described above) with our affiliated providers of financial services, such as The Glenmede Trust Company and its affiliated banking and insurance companies, and with companies that perform marketing services on our behalf. We are permitted by law to disclose nonpublic personal information about you to other third parties in certain circumstances. For example, we may disclose nonpublic personal information about you to affiliated and nonaffiliated third parties to assist us in servicing your account with us and to government entities.

If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

We restrict access to your personal and account information to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. If you have any questions about our privacy policies, please call 1-800-442-8299.

The Glenmede Fund, Inc. and The Glenmede Portfolios

Investment Advisor

Glenmede Investment Management LP
One Liberty Place
1650 Market Street, Suite 1200
Philadelphia, Pennsylvania 19103

Administrator

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, Massachusetts 02206

Custodian

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, Massachusetts 02206

Legal Counsel

Drinker Biddle & Reath LLP
One Logan Square
18th & Cherry Streets
Philadelphia, Pennsylvania 19103-6996

Distributor

Quasar Distributors, LLC.
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Auditors

PricewaterhouseCoopers LLP
125 High Street
Boston, Massachusetts 02110

Investment Advisor

(for Philadelphia International Fund)

Investment Sub-Advisor

(for International Portfolio)
Philadelphia International Advisors LP
One Liberty Place
1650 Market Street, Suite 1400
Philadelphia, Pennsylvania 19103

The report is submitted for the general information of the shareholders of The Glenmede Fund, Inc. and The Glenmede Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Funds, which contain information concerning the Fund's investment policies and expenses as well as other pertinent information.

Item 2. Code of Ethics.

As of October 31, 2008, the Registrant has adopted a code of ethics that applies to the Registrant’s President and Treasurer (Principal Executive Officer and Principal Financial Officer). For the year ended October 31, 2008, there were no amendments to a provision of its code of ethics, nor were there any waivers, including implicit waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with the Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert serving on the Registrant’s audit committee is Francis J. Palamara, who is “independent” as defined in Item 3(a)(2) of this Form.

Item 4. Principal Accountant Fees and Services.

(a)   Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $2,453 and $3,270 for the fiscal years ended October 31, 2007 and October 31, 2008, respectively.

(b)   Audit-Related Fees – For the fiscal year ended October 31, 2007, $7,500 was billed for testing of the conversion of the Registrant’s fund accounting system. There were no fees billed for the fiscal year ended October 31, 2008 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under (a) of this Item.

(c)   Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Registrant’s tax returns, other tax-related filings and excise tax calculations were $466 and $621 for the fiscal years ended October 31, 2007 and October 31, 2008, respectively.

(d)   All Other Fees – There were no other fees billed for the fiscal years ended October 31, 2007 and October 31, 2008 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)   (1)   The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2)   There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)   None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended October 31, 2008 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)         Not applicable.

(h)         Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Management Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))), are effective based on the evaluation of Registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))), that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics for the Registrant’s President and Treasurer (Principal Executive Officer and Principal Financial Officer) described in Item 2 is attached hereto.

(a)(2) Certification of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	THE GLENMEDE PORTFOLIOS

By (Signature and Title)	/s/ Mary Ann B. Wirts
Mary Ann B. Wirts
President and Treasurer
(Principal Executive Officer and Principal Financial Officer)

Date	January 7, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Mary Ann B. Wirts
Mary Ann B. Wirts
President and Treasurer
(Principal Executive Officer and Principal Financial Officer)

Date	January 7, 2009